                             ADJUSTABLE RATE FUND
[PHOTO APPEARS HERE]
                               Chairman's Message

Dear Shareholder:

I am pleased to present this annual report of your Investors Trust Mutual Fund, which covers the twelve month period ending October 31, 1995. Included with this report is a discussion of the Fund's performance and an interview with the Fund's Sub-Adviser. As an introduction to that report, I offer you my perspective on the financial markets.

Financial Markets Perspective

What a difference a year makes! The dominant theme in the domestic financial markets over the last twelve months seems to have been an increasing acceptance of the so-called "Fed engineered soft landing." This refers to the idea that the Federal Reserve's management of short-term interest rates via monetary policy decisions has slowed the growth rate of the economy to a more sustainable, low-inflation level, without pushing the economy into a recession. Comparing growth rates on a year-over-year basis as of September 1995 and September 1994, the Gross Domestic Product (GDP) growth rate was 3.3% this year, down from 4.4% a year ago, and the Consumer Price Index (CPI) growth rate was 2.5% this year, down from 3.0% last year.

This slower economic growth with lower inflation resulted in lower intermediate and long-term interest rates, which helped produce above average stock and bond market returns for the last twelve months. During this period, the stock market, as measured by the S&P 500 Stock Index, had a total return of +26.41%, and the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +15.65%. As welcome as these market returns have been this year, particularly in comparison to last year's below average returns, please understand that they are well above average, and thus not sustainable on a long-term basis.


(Continued on next page)



                        Annual Report--October 31, 1995

Additional Information

If you are interested in additional information about the Investors Trust Mutual Funds, please contact your Investors Trust Representative, or call Investors Trust Services toll-free at 1-800-656-6626 and select option 2.


Thank you for investing with Investors Trust.


Sincerely,

[SIGNATURE OF PATRICK E. WELCH]

Patrick E. Welch
Chairman

-------------------------------------------------------------------------------

                                INVESTORS TRUST

                             ADJUSTABLE RATE FUND

                                 Annual Report

                               October 31, 1995


TRUSTEES AND OFFICERS                    INVESTMENT ADVISER
 PATRICK E. WELCH                         GNA CAPITAL MANAGEMENT, INC.
 Trustee, Chairman of the Board,          Seattle, Washington
 President and CEO
 PIERCE T. LINDBERG                      INVESTMENT SUB-ADVISER
 Trustee                                  STANDISH, AYER & WOOD, INC.
 EDWARD R. MCMILLAN                       Boston, Massachusetts
 Trustee
 DOUGLAS H. PEDERSEN                     DISTRIBUTOR
 Trustee                                  GNA DISTRIBUTORS, INC.
 GEOFFREY S. STIFF                        Seattle, Washington
 Senior Vice President and Treasurer
 CHARLES A. KAMINSKI                     COUNSEL
 Senior Vice President                    GOODWIN, PROCTER & HOAR
 VICTOR C. MOSES                          Boston, Massachusetts
 Senior Vice President
 THOMAS W. CASEY                         CUSTODIAN & TRANSFER AGENT
 Vice President and Controller            STATE STREET BANK AND TRUST COMPANY
 EDWARD J. WILES, JR.                     Boston, Massachusetts
 Vice President and Secretary
 KARRI J. HARRINGTON                     INDEPENDENT ACCOUNTANTS
 Assistant Secretary                      COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts



This report is prepared for the shareholders of the Investors Trust Adjustable Rate Fund. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.

                      (This page intentionally left blank)

Investors Trust Adjustable Rate Fund                                          3
-------------------------------------------------------------------------------

                               FROM THE ADVISER
                               ----------------
                         GNA CAPITAL MANAGEMENT, INC.

 For the twelve month period ended October 31, 1995, the two-year U. S. Treasury yield fell from 6.82% to 5.61%, a decline of 1.21%. This caused bond prices, which move in the opposite direction of yields, to rise during the period. These bond price increases supplemented coupon interest income, so that for the twelve month period, the unmanaged Lehman Brothers ARM Index total return was +10.20%.

 In spite of a declining interest rate environment, the Fund's SEC 30-day yield rose from 4.49%/3.98% to 4.55%/4.02% (for Class A/B shares, respectively) on the strength of upward adjusting mortgage interest rates that had been restrained by annual increase limits (so-called annual caps) last year. In the declining interest rate environment, the Fund's NAV (net asset value) rose from $6.14/$6.14 to $6.39/$6.39 and the total return was +9.20%/+8.39%. In comparison, the Morningstar Government Bond--ARM fund average total return covering 61 funds was +1.58%.

 The enclosed interview with the Fund's Sub-Adviser contains more information about the Fund's performance and investment strategy.

                       [PERFORMANCE CHART APPEARS HERE]

Performance of a $10,000 investment since inception of the Investors Trust Adjustable Rate Fund (9/93)
----------------------------------------------------------------------
   MONTH           ITARA          ITARB          LBARMI         MGBARM
----------------------------------------------------------------------
Aug 1993          $10,000        $10,000        $10,000        $10,000
Sep 1993          $10,014        $ 9,997        $10,001        $10,016
Oct 1993          $10,026        $10,003        $10,005        $10,035
Nov 1993          $10,009        $ 9,981        $ 9,978        $10,032
Dec 1993          $10,072        $10,052        $10,053        $10,060
Jan 1994          $10,083        $10,057        $10,120        $10,098
Feb 1994          $10,021        $10,006        $10,088        $10,089
Mar 1994          $ 9,926        $ 9,889        $10,008        $10,053
Apr 1994          $ 9,850        $ 9,807        $ 9,955        $10,020
May 1994          $ 9,804        $ 9,756        $ 9,947        $ 9,990
Jun 1994          $ 9,791        $ 9,736        $ 9,969        $ 9,992
Jul 1994          $ 9,906        $ 9,844        $10,030        $10,026
Aug 1994          $ 9,926        $ 9,858        $10,079        $10,028
Sep 1994          $ 9,917        $ 9,843        $10,038        $ 9,993
Oct 1994          $ 9,876        $ 9,796        $10,030        $ 9,957
Nov 1994          $ 9,821        $ 9,735        $10,001        $ 9,870
Dec 1994          $ 9,863        $ 9,771        $10,054        $ 9,771
Jan 1995          $ 9,987        $ 9,888        $10,220        $ 9,758
Feb 1995          $10,127        $10,021        $10,426        $ 9,833
Mar 1995          $10,252        $10,138        $10,476        $ 9,887
Apr 1995          $10,326        $10,205        $10,587        $ 9,929
May 1995          $10,518        $10,387        $10,758        $10,024
Jun 1995          $10,560        $10,423        $10,803        $10,004
Jul 1995          $10,554        $10,410        $10,841        $10,016
Aug 1995          $10,642        $10,490        $10,908        $10,062
Sep 1995          $10,714        $10,555        $10,985        $10,061
Oct 1995          $10,785        $10,618        $11,053        $ 9,999
----------------------------------------------------------------------
Investors Trust Adjustable Rate Fund - A shares (ending value: $10,785) Investors Trust Adjustable Rate Fund - B shares (ending value: $10,618) Lehman Brothers ARM Index (ending value: $11,053)
Morningstar Govt. Bond - ARM Fund Average (ending value: $9,999)

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

4                                           Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

                              FROM THE SUB-ADVISER
                              --------------------

                          STANDISH, AYER & WOOD, INC.
                        PORTFOLIO MANAGER: LORI DRISCOLL

WHAT HAPPENED IN THE MARKET OVER THE LAST 12 MONTHS (NOV 94-OCT 95)?

 Over the past fiscal year ended October 31, 1995, bond yields have declined substantially. The momentum of the bond rally was particularly strong in the first half of this year as market expectations favored the "soft landing" scenario. After the Federal Reserve lowered rates in July, the bond market stabilized, awaiting further signs of an economic slowdown before another Fed easing. Over the course of the year, the yield curve flattened fairly significantly with longer Treasuries outperforming short Treasuries. Much of the rally in longer Treasuries was driven by good inflation news and slower growth prospects. With expectations of continued low inflation and moderate growth for the second half of the year, bullish market sentiment picked up again in October. Until recent uncertainty regarding the budget resolution, inflation news had been generally favorable for bonds with the market bias toward another Fed easing in the coming months.

WHAT HAPPENED IN THE FUND OVER THE LAST 12 MONTHS (NOV 94-OCT 95)?

 Adjustable rate mortgages, in particular GNMA ARMs, have produced very favorable returns in 1995. The ARM sector has benefited from several market trends this year, most importantly, the decline in interest rates. As short-term rates declined, there was significantly less risk that the coupon adjustment of these mortgages would be restricted by their annual caps. In fact, many of these securities, which were originated with "teaser rates", had coupons that were resetting upward even as interest rates declined. Additionally, the new issue supply of GNMA ARMs was considerably lower than last year as borrowers opted for low coupon, thirty-year fixed rate mortgages. With declining supply and reduced cap risk, ARM spreads narrowed versus Treasuries. During the year, we swapped down in coupon, favoring the lower coupon GNMA sector with a wider yield advantage over Treasuries, discount prices and a slightly longer duration.

WHAT IS YOUR CURRENT MARKET OUTLOOK?

 It appears the underlying economic fundamentals are modestly improving. With the U.S. economy close to full utilization of resources, relatively high consumer confidence and higher employment, it is unlikely that the current low bond yields could be sustained for an extended period of time. However, continued good inflation news remains a compelling factor that could drive interest rates even lower in the near term. With a positive inflation outlook and moderate growth, we expect the Fed could ease in the coming months and the yield curve will likely steepen. In the interim, the bond market remains vulnerable without a budget resolution. In the event of a prolonged delay, and increasing concern over default risk, bond yields could temporarily drift higher.

HOW IS THE FUND POSITIONED TO BENEFIT FROM YOUR CURRENT MARKET OUTLOOK?

 The Fund is primarily invested in agency adjustable rate mortgages, favoring GNMA ARMs. In a stable to moderately higher interest rate environment, these ARMs tend to perform well as they provide a rising income advantage. Conversely, when interest rates decline, the coupon adjustment downward of GNMA ARMs is limited to 1%. In many cases, these securities were originated with low "teaser rates" and will still reset upward in a falling rate

--------------------------------------------------------------------------------

Investors Trust Adjustable Rate Fund                                           5
--------------------------------------------------------------------------------

environment. We believe the attractive yield advantage of GNMA ARMs, in particular, and favorable market conditions will work to the Fund's benefit in the months ahead.

ONE TYPE OF BONDS THAT THE FUND INVESTS IN ARE CALLED ASSET-BACKED SECURITIES
(ABS). PLEASE DESCRIBE THESE BONDS, AND DISCUSS THE ADVANTAGES OF INVESTING IN THEM.

 Asset-backed securities are generally bonds secured by assets such as credit card receivables, auto loans, and home equity loans. The credit quality of the bonds is most often determined by the amount of cash reserves and/or subordination backing the senior classes. In the home equity loan market, insurance guarantees are most commonly used to ensure timely payment of principal and interest. Similar to other non-Treasury products, asset-backed securities offer a yield advantage over Treasuries to compensate for the credit risk. In many cases, these bonds are subject to early repayment of principal (prepayments) which also affects the yield. Prepayment risk tends to be less volatile in the asset-backed market, given that the smaller loan size of the assets lessens the profitability for borrowers to refinance. The result is relatively stable average lives which enhance the attractiveness of these bonds versus other amortizing bonds. Typically we invest in the asset-backed securities market to take advantage of the incremental yield while minimizing the negative impact of prepayment risk.

THE FEDERAL BUDGET NEGOTIATIONS HAVE BEEN IN THE FINANCIAL NEWS RECENTLY. WHAT IMPACT, IF ANY, ARE THESE NEGOTIATIONS LIKELY TO HAVE ON THE FUND?

 The lack of a budget resolution has heightened concern over the potential of a U.S. Treasury default. If the budget is not resolved or the Treasury is not granted a temporary increase in the debt limit, there is a chance of default, although there is a greater possibility that the Treasury will temporarily garner funds from certain government trust funds. The impact of the budget crisis on the Fund is primarily through the effect it has on market sentiment. Recently, bond yields have increased amid growing concerns over default risk. If the current political uncertainty and risk of a default continue, the bond market is likely to have a more negative reaction, and interest rates could drift higher over the short term, driving bond prices down. Ultimately, the timing of a budget resolution remains uncertain, and the threat of US Treasuries default has put a negative tone on the bond market.

--------------------------------------------------------------------------------

6                                           Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995

                                                  % OF NET PRINCIPAL    MARKET
                                                   ASSETS  AMOUNT ($) VALUE ($)
                                                  -------- ---------- ----------
LONG TERM GOVERNMENT SECURITIES                     98.2
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a)(b)--60.6
  4.500%, with a maturity date of November 20,
   2024..........................................            246,627     242,735
  5.000%, with various maturity dates to
   September 20, 2024............................            704,971     698,105
  5.500%, with various maturity dates to August
   20, 2025......................................          1,156,389   1,161,416
  6.000%, with various maturity dates to June 20,
   2024..........................................            907,361     917,293
  6.125%, with a maturity date of November 20,
   2021..........................................             32,596      33,181
  6.500%, with various maturity dates to August
   20, 2024......................................            737,631     752,178
  7.000%, with various maturity dates to December
   20, 2023......................................            627,412     639,176
                                                                      ----------
  Total Governmental National Mortgage
         Association
   Adjustable Rate Mortgages
        (Cost $4,352,521)........................                      4,444,084
                                                                      ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
ADJUSTABLE RATE MORTGAGES (a)(b)--19.8
  6.230%, with a maturity date of June 1, 2024...            243,236     247,682
  6.381%, with a maturity date of January 1,
   2024..........................................            150,167     152,702
  6.851%, with a maturity date of January 1,
   2023..........................................            127,892     128,571
  7.618%, with a maturity date of October 1,
   2022..........................................            103,777     105,723
  7.899%, with a maturity date of August 1, 2023.            280,363     288,028
  7.928%, with a maturity date of January 1,
   2023..........................................            161,543     165,608
  7.969%, with a maturity date of August 1, 2023.            353,109     363,317
                                                                      ----------
  Total Federal Home Loan Mortgage Corporation
   Adjustable Rate Mortgages
        (Cost $1,443,700)........................                      1,451,631
                                                                      ----------
UNITED STATES TREASURY NOTES--8.3
  6.875%, with a maturity date of August 31,
   1999..........................................            450,000     466,524
  7.500%, with a maturity date of November 15,
   2001..........................................            135,000     145,990
                                                                      ----------
  Total United States Treasury Notes
         (Cost $611,497).........................                        612,514
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION PRINCIPAL
 STRIP--4.8
  Zero Coupon, with a maturity date of December
         20, 2001
         (Cost $339,005).........................            375,000     349,102
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a)(b)--4.1
  7.886%, with a maturity date of May 1, 2021
         (Cost $294,405).........................            297,379     301,793
                                                                      ----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Adjustable Rate Fund                                           7
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                   % OF NET PRINCIPAL    MARKET
                                                    ASSETS  AMOUNT ($) VALUE ($)
                                                   -------- ---------- ----------
FEDERAL DEPOSIT INSURANCE CORPORATION REAL ESTATE
MORTGAGE INVESTMENT CONDUIT [REMIC] (b)--0.6
  6.300%, with a maturity date of September 25,
         2025
         (Cost $43,889)..........................             43,902       43,875
                                                                       ----------
  Total Long Term Government Securities
         (Cost $7,085,017).......................                       7,202,999
                                                                       ----------
STRUCTURED NOTE                                       0.7
  Ford Motor Credit Medium Term Notes, 5.965%,
   July 12, 1996
   [Five Year Treasury Index]
        (Cost $50,000)...........................             50,000       49,572
                                                                       ----------
MONEY MARKET MUTUAL FUNDS                             0.5
  The Seven Seas Series Money Market Fund [Class
   A]............................................             20,201       20,201
  The Seven Seas Series US Government Money
   Market Fund...................................             20,178       20,178
                                                                       ----------
  Total Money Market Mutual Funds
         (Cost $40,379)..........................                          40,379
                                                    -----              ----------
SUMMARY
  Total investment portfolio
         (Cost $7,175,396) (Note 3)..............    99.4               7,292,950
  Other assets and liabilities, net..............     0.6                  41,377
                                                    -----              ----------
NET ASSETS.......................................   100.0              $7,334,327
                                                    =====              ==========

--------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have similar coupon rates have been aggregated for financial statement presentation purposes.
(b) Effective maturities for all securities (except for Federal National Mortgage Association Principal Strip, the structured note, securities issued by the United States Treasury, and money market mutual funds) are expected to be shorter than indicated due to prepayments.

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8                                           Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS
Investments, at market value (identified cost, $7,175,396) (Notes 2 and 3)............................................................  $7,292,950
Cash...............................................................         111
Receivables:
  Fund shares sold.................................................      10,709
  Dividends........................................................       1,078
  Interest.........................................................      52,158
Deferred organization costs (Note 2)...............................      35,376
Prepaid expenses (Note 2)..........................................      12,703
                                                                     ----------
Total assets.......................................................   7,405,085
                                                                     ----------
LIABILITIES
Payables:
  Dividends........................................................       7,886
  Adviser (Note 4).................................................      16,176
  Accrued distribution fee (Note 4)................................       3,838
  Accrued management fee (Note 4)..................................       2,520
  Other accrued expenses...........................................      40,338
                                                                     ----------
Total liabilities..................................................      70,758
                                                                     ----------
NET ASSETS, AT MARKET VALUE........................................  $7,334,327
                                                                     ==========
NET ASSETS
Net assets consist of:
  Accumulated distributions in excess of net investment income
   (Note 2)........................................................  $   (7,886)
  Accumulated net realized loss (Note 2)...........................    (175,121)
  Unrealized appreciation on investments (Notes 2 and 3)...........     117,554
  Shares of beneficial interest (Note 2)...........................   7,399,780
                                                                     ----------
NET ASSETS, AT MARKET VALUE........................................  $7,334,327
                                                                     ==========
CLASS A:
NET ASSET VALUE and redemption price per share ($5,472,083 divided
 by 856,850 outstanding shares of beneficial interest of no par           $6.39
 value)............................................................       =====
Maximum offering price per share (100/95.50 of $6.39)..............       $6.69
                                                                          =====
CLASS B:
NET ASSET VALUE and offering price per share ($1,862,244 divided by
 291,483 outstanding shares of beneficial interest of no par              $6.39
 value)............................................................       =====

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Adjustable Rate Fund                                           9
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
Interest............................................................ $ 417,887
Dividends...........................................................    16,741
                                                                     ---------
Total income........................................................   434,628
                                                                     ---------
EXPENSES:
  Management fee (Note 4)...........................................    29,643
  Custodian fee.....................................................    70,984
  Transfer agent fee................................................    47,022
  Distribution fees (Note 4)........................................    30,927
  Registration fees.................................................    22,208
  Professional fees.................................................    15,241
  Amortization for organization costs (Note 2)......................    12,392
  Shareholder reports...............................................     5,120
  Insurance.........................................................       428
  Trustees' fees and expenses.......................................       155
  Other.............................................................     1,095
                                                                     ---------
Total expenses before reimbursement from Adviser....................   235,215
Reimbursement for expenses from Adviser (Note 4)....................  (148,971)
                                                                     ---------
Expenses, net.......................................................    86,244
                                                                     ---------
Net investment income...............................................   348,384
                                                                     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from investment transactions (Notes 2 and 3)....  (114,498)
  Net increase in unrealized appreciation of investments during the
   year.............................................................   399,103
                                                                     ---------
Net gain on investments.............................................   284,605
                                                                     ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $ 632,989
                                                                     =========

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE FISCAL YEARS
                                                          ENDED OCTOBER 31,
                                                        ----------------------
                                                           1995        1994
                                                        ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income................................ $  348,384  $  258,609
  Net realized loss from investment transactions.......   (114,498)   (100,726)
  Net increase in unrealized appreciation
   (depreciation) of investments during the year.......    399,103    (272,309)
                                                        ----------  ----------
Net increase (decrease) in net assets resulting from
 operations............................................    632,989    (114,426)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ($.30 and $.23 per share)..................   (255,493)   (187,447)
    Class B ($.25 and $.19 per share)..................    (86,152)    (50,364)
  In excess of net investment income
    Class A ($.01 per share)...........................         --      (7,001)
    Class B ($.01 per share)...........................         --      (1,881)
  Tax return of capital
    Class A ($.01 per share)...........................         --      (9,392)
    Class B ($.01 per share)...........................         --      (2,524)
Increase (decrease) in net assets from Fund share
 transactions..........................................   (440,908)  2,667,073
                                                        ----------  ----------
INCREASE (DECREASE) IN NET ASSETS......................   (149,564)  2,294,038
Net assets at beginning of year........................  7,483,891   5,189,853
                                                        ----------  ----------
NET ASSETS AT END OF YEAR (including accumulated
 distributions in excess of net investment income of
 $7,886 and $8,882, respectively)...................... $7,334,327  $7,483,891
                                                        ==========  ==========

                                  (CONTINUED)

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Adjustable Rate Fund                                          11
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                  --------------------------------------------
                                          1995                   1994
                                  ---------------------  ---------------------
                                   SHARES     AMOUNT      SHARES     AMOUNT
                                  --------  -----------  --------  -----------
FUND SHARE INFORMATION
Class A shares
  Sold...........................   14,962  $    92,790    41,810  $   260,243
  Issued in reinvestment of
   distributions.................   40,886      255,434    32,056      201,637
  Redeemed.......................  (24,589)    (155,685)  (28,118)    (174,968)
                                  --------  -----------  --------  -----------
  Net increase...................   31,259  $   192,539    45,748  $   286,912
                                  ========  ===========  ========  ===========
Class B shares
  Sold...........................  100,668  $   621,653   610,681  $ 3,863,346
  Issued in reinvestment of
   distributions.................   12,183       75,951     7,589       47,212
  Redeemed....................... (214,247)  (1,331,051) (245,443)  (1,530,397)
                                  --------  -----------  --------  -----------
  Net increase (decrease)........ (101,396) $  (633,447)  372,827  $ 2,380,161
                                  ========  ===========  ========  ===========

--------
At October 31, 1995, GNA Corporation, the parent company of GNA Capital Management Inc., the Fund's investment adviser (the "Adviser"), owned 842,942 shares of Class A and a nominal amount of Class B shares of the Fund.

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12                                         Investors Trust Adjustable Rate Fund
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                  FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------
                                       CLASS A                 CLASS B
                                 ----------------------  ----------------------
                                  1995    1994   1993+    1995    1994   1993+
                                 ------  ------  ------  ------  ------  ------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $ 6.14  $ 6.49  $ 6.50  $ 6.14  $ 6.48  $ 6.50
                                 ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (a)......     .31     .25     .03     .26     .21     .02
Net realized and unrealized
 gains (losses) on investments.     .24    (.35)   (.01)    .24    (.34)   (.02)
                                 ------  ------  ------  ------  ------  ------
Total from Investment
 Operations....................     .55    (.10)    .02     .50    (.13)     --
                                 ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
Net investment income..........    (.30)   (.23)   (.03)   (.25)   (.19)   (.02)
In excess of net investment
 income........................      --    (.01)     --      --    (.01)     --
Tax return of capital..........      --    (.01)     --      --    (.01)     --
                                 ------  ------  ------  ------  ------  ------
Total Distributions............    (.30)   (.25)   (.03)   (.25)   (.21)   (.02)
                                 ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD.  $ 6.39  $ 6.14  $ 6.49  $ 6.39  $ 6.14  $ 6.48
                                 ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) **............    9.20   (1.49)    .26    8.39   (2.07)    .03
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses, net, to average
  daily net assets (a).........     .95     .95     .98*   1.70    1.70    1.61*
 Net investment income to
  average daily net assets.....    4.91    4.04    2.78*   4.18    3.48    2.57*
 Portfolio turnover............   53.07  115.55    0.34*  53.07  115.55    0.34*
Net Assets, end of period
 (millions)....................    $5.5    $5.1    $5.1    $1.8    $2.4    $0.1
(a) Reimbursement for expenses
 from Adviser..................  $0.126  $0.120  $0.003  $0.124  $0.108  $0.003
 Operating expenses ratio
  excluding reimbursement for
  expenses (%).................    2.96    2.86    3.24*   3.71    3.51    3.58*

--------
 + For the period September 8, 1993 (commencement of operations) to October
   31, 1993.
 * Annualized
** A sales charge of 4.5% (maximum) was not reflected in total return calculations for Class A. A contingent deferred sales charge of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations for Class B. Periods less than one year are not annualized.

-------------------------------------------------------------------------------

Investors Trust Adjustable Rate Fund                                          13
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. Investors Trust (the "Trust") is organized as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios, four of which commenced operations as of September 8, 1993 and one, the Government Fund, which commenced operations as of April 22, 1987. These financial statements report on the Adjustable Rate Fund (the "Fund"). Financial statements for the other funds are presented separately.

 Under the Trust's Multiple Class Distribution System (the "Multiple Class Arrangement"), the Fund currently offers to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares). Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

 Securities Valuation. Long-term debt securities for which market quotations are readily available are stated at market value. A security (including an option) listed or traded on an exchange is valued at its last sale price prior to the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the current closing bid and asked prices. Other securities are, in general, valued at the last bid quotation if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Short-term investments are valued at original cost plus accreted discount or accrued interest which approximates market value.

 Securities Transactions and Related Investment Income. Sales and purchases are accounted for on trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

 Securities Purchased on a When-Issued Basis. The Fund may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. The Fund will not enter into such agreements for the purpose of investment leverage.

 Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. government securities

--------------------------------------------------------------------------------

14                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

or cash or cash equivalents (or a receivable for investments sold in connection therewith) of an aggregate current value sufficient to make payment for the securities.

 Repurchase Agreements. The Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1 by Standard and Poor's or P-1 by Moody's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. The Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Fund. In addition, not more than one-third of the current market value of the Fund's total assets shall constitute secured loans by the Fund under repurchase agreements.

 Federal Income Taxes. As a Massachusetts Business Trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other funds. It is the intent of the Fund to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, the Fund paid no federal taxes and no federal income or excise tax provision was required. As of October 31, 1995, the Fund has net tax basis capital loss carryforwards of $175,121, which may be applied against any realized taxable gains until their expiration dates of October 31, 2002 ($72,067) and October 31, 2003 ($103,054).

 Distributions of Income and Gains. Net investment income is declared as dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Distributions from net short-term gains are declared and paid monthly. Long-term realized gains, in excess of any available capital loss carryforward, would be taxable to the Fund if not distributed and, therefore, will be declared and paid to its shareholders annually.

 Capital Accounts. The Fund reports the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

 Deferred Organization and Registration Costs. Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are being amortized over a 60 month period on a straight-line basis. Costs incurred for subsequent registration of shares will be amortized on a straight-line basis over the lesser of the duration of the registration period or 12 months.

 Expenses. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the funds principally based on their relative net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-

--------------------------------------------------------------------------------

Investors Trust Adjustable Rate Fund                                         15
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. PURCHASES AND SALES OF SECURITIES. During the fiscal year ended October 31, 1995 purchases, sales and paydowns of U.S. Government and Agency securities, excluding short-term securities and repurchase agreements, totalled $3,749,284, $1,518,941 and $701,336, respectively. During the fiscal year ended October 31, 1995, purchases, sales and paydowns of investment securities, excluding U.S. Government and Agency securities, short-term securities and repurchase agreements, totalled $24,111, $1,795,968 and $143,056, respectively.

 The aggregate cost of the investment portfolio for federal income tax purposes was $7,175,396. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $117,554. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $151,086 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $33,532.

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES FEES. Under an Advisory agreement between the Fund and the Adviser, the Fund agrees to pay the Adviser a fee calculated at an annual rate of .40% of the average daily net assets. The Adviser had agreed to reimburse the Classes for expenses incurred by the Classes to the extent that such expenses exceed 0.95% (Class A) and 1.70% (Class B) of average daily net assets during the fiscal year ended October 31, 1995. The expense reimbursement may be extended or modified by the Adviser. The Advisory agreement also provides that if, in any fiscal year, the total of certain specified expenses of the Fund exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Fund for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Fund during such fiscal year. The total management fee for the fiscal year ended October 31, 1995 was $29,643. The expenses reimbursed for the fiscal year ended October 31, 1995 were $148,971 ($0.126 per share for Class A, $0.124 per share for Class B). The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

 The Adviser retained Standish, Ayer & Wood, Inc. (the "Sub-Adviser") to act as portfolio manager of the Fund. As portfolio manager, the Sub-Adviser is responsible for the actual investment management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

 GNA Distributors, Inc. (the "Distributor") receives a monthly distribution fee from the Fund calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. A shareholder servicing fee is also imposed on both Class A and Class B of the Fund equal to specified costs incurred by the Distributor, but in no event to exceed .25% of the average daily net assets of the Fund. The shareholder servicing fee is in addition to the .75% distribution fee. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholders shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Fund, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

-------------------------------------------------------------------------------

16                                          Investors Trust Adjustable Rate Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

 With respect to Class B shares, a contingent deferred sales charge ("withdrawal fee") of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Funds Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributors cost of funds for financing advances made under the Plan. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plans termination or noncontinuance. The total amount of carryover expenses outstanding since inception of the Plan as of October 31, 1995, for which the Distributor intends to seek repayment is approximately $94,000.

 Total distribution fees and shareholder servicing fees for the fiscal year ended October 31, 1995 were $15,787 and $15,140 ($10,725 Class A, $4,415 Class
B), respectively.

 The Fund pays each Trustee not affiliated with the Adviser its proportionate share of : (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. The proportionate rate is allocated among the Funds principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Fund who is affiliated with the Adviser.

--------------------------------------------------------------------------------

Investors Trust Adjustable Rate Fund                                         17
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Investors Trust Adjustable Rate Fund

 We have audited the accompanying statement of assets and liabilities of Investors Trust Adjustable Rate Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Trust Adjustable Rate Fund as of October 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.


Boston, Massachusetts                   [SIGNATURE OF COOPERS & LYBRAND L.L.P.]
December 18, 1995

-------------------------------------------------------------------------------

                                INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

      For more information about the Investors Trust mutual funds and to obtain a prospecuts containing complete information including fees and expenses or a copy of the annual report for any of the funds shown here, call us at 1-800-656-6626.

                             ADJUSTABLE RATE FUND

Investing primarily in adjustable rate securities including, but not limited to, adjustable rate mortgage securities, this Fund seeks to produce a high level of current income consistent with limiting fluctuations in the net value of the Fund shares. Conservative investors seeking higher rates of return than those offered by money market funds should consider the Adjustable Rate Fund. Sub-Adviser: Standish, Ayer & Wood, Inc.

                                GOVERNMENT FUND

This Fund seeks to produce a high level of current income consistent with safety of principal. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The government guarantee applies only to the payment of principal and interest to the Fund and not to the value of the Fund's shares, which will fluctuate and could be more or less than the purchaser's cost.
Sub-Adviser: BlackRock Financial Management, Inc.

                                 TAX FREE FUND

This Fund invests primarily in tax-exempt debt obligations and seeks to produce a high level of income exempt from federal income tax as is consistent with preservation of capital. This Fund invests primarily in investment-grade debt obligations.
Sub-Adviser: Brown Brothers Harriman & Co.

                                  VALUE FUND

This equity income fund seeks to provide an above-average level of dividend income and long-term growth of capital by investing primarily in medium to large capitalization companies with established operating histories and potential for dividend growth.
Sub-Adviser: Duff & Phelps Investment Management Co.

                                  GROWTH FUND

This Fund invests primarily in medium capitalization companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index over the long term.
Sub-Adviser: Value Line, Inc.

*State and local taxes may apply. For certain investors, a portion of the income may be subject to the alternative minimum tax.

[LOGO]
GNA Distributors, Inc.

Two Union Square . P.O. Box 450
Seattle, Washington 98111-0490






                                INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

                             ADJUSTABLE RATE FUND

                                 ANNUAL REPORT
                               -----------------
                               October 31, 1995

















                      The Investors Trust Family of Funds
                     is offered by GNA Distributors, Inc.

                                GOVERNMENT FUND

                               Chairman's Message

Dear Shareholder:

I am pleased to present this annual report of your Investors Trust Mutual Fund, which covers the twelve month period ending October 31, 1995. Included with this report is a discussion of the Fund's performance and an interview with the Fund's Sub-Adviser, BlackRock Financial Management. As an introduction to that report, I offer you my perspective on the financial markets.

Financial Markets Perspective

What a difference a year makes! The dominant theme in the domestic financial markets over the last twelve months seems to have been an increasing acceptance of the so-called "Fed engineered soft landing." This refers to the idea that the Federal Reserve's management of short-term interest rates via monetary policy decisions has slowed the growth rate of the economy to a more sustainable, low-inflation level, without pushing the economy into a recession. Comparing growth rates on a year-over-year basis as of September 1995 and September 1994, the Gross Domestic Product (GDP) growth rate was 3.3% this year, down from 4.4% a year ago, and the Consumer Price Index (CPI) growth rate was 2.5% this year, down from 3.0% last year.

This slower economic growth with lower inflation resulted in lower intermediate and long-term interest rates, which helped produce above average stock and bond market returns for the last twelve months. During this period, the stock market, as measured by the S&P 500 Stock Index, had a total return of +26.41%, and the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +15.65%. As welcome as these market returns have been this year, particularly in comparison to last year's below average returns, please understand that they are well above average, and thus not sustainable on a long-term basis.


(Continued on next page)



                        Annual Report--October 31, 1995

Additional Information

I am pleased to announce the settlement of the shareholder class action lawsuit against the Investors Trust Government Fund, GNA Distributors, GNA Securities, GNA Capital Management and Weiss, Peck and Greer Advisers. A notice was mailed on November 20, to the class (all shareholders of record during the period between 1/1/92 and 11/8/94) by Gilardi & Co., the firm hired by the plaintiff's counsel to administer the settlement. If you think you should have received this notice and did not, please contact Gilardi & Co. at 1-800-654-5763.

Our decision to settle this suit was a business decision based on the cost and time that would have been required to continue fighting it. GNA has reviewed its investment philosophy and disclosure policy and does not agree with the allegations in the suit which claim that investments in certain securities were not properly disclosed. It is important to note that the net asset value and assets of the Fund will not be impacted by the settlement.

The Fund's management and Trustees are pleased with the progress BlackRock has made thus far in improving the Fund's NAV and performance. We are confident, as we hope you are, in the Fund's ability to remain an important part of your investment portfolio.

If you are interested in additional information about the Investors Trust Mutual Funds, please contact your Investors Trust Representative, or call Investors Trust Services toll-free at 1-800-656-6626 and select option 2.
I thank you for investing with Investors Trust.


Sincerely,

[SIGNATURE OF PATRICK E. WELCH]

Patrick E. Welch
Chairman

-------------------------------------------------------------------------------

                                INVESTORS TRUST

                                GOVERNMENT FUND

                                 Annual Report

                               October 31, 1995


TRUSTEES AND OFFICERS                    INVESTMENT ADVISER
 PATRICK E. WELCH                         GNA CAPITAL MANAGEMENT, INC.
 Trustee, Chairman of the Board,          Seattle, Washington
 President and CEO
 PIERCE T. LINDBERG                      INVESTMENT SUB-ADVISER
 Trustee                                  BLACKROCK FINANCIAL MANAGEMENT, INC.
 EDWARD R. MCMILLAN                       New York, New York
 Trustee
 DOUGLAS H. PEDERSEN                     DISTRIBUTOR
 Trustee                                  GNA DISTRIBUTORS, INC.
 GEOFFREY S. STIFF                        Seattle, Washington
 Senior Vice President and Treasurer
 CHARLES A. KAMINSKI                     COUNSEL
 Senior Vice President                    GOODWIN, PROCTER & HOAR
 VICTOR C. MOSES                          Boston, Massachusetts
 Senior Vice President
 THOMAS W. CASEY                         CUSTODIAN & TRANSFER AGENT
 Vice President and Controller            STATE STREET BANK AND TRUST COMPANY
 EDWARD J. WILES, JR.                     Boston, Massachusetts
 Vice President and Secretary
 KARRI J. HARRINGTON                     INDEPENDENT ACCOUNTANTS
 Assistant Secretary                      COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts



This report is prepared for the shareholders of the Investors Trust Government Fund. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.

                      (This page intentionally left blank)

Investors Trust Government Fund                                                3
--------------------------------------------------------------------------------

                                FROM THE ADVISER
                                ----------------

                          GNA CAPITAL MANAGEMENT, INC.

 Following a year (fiscal year ended October 31, 1994) of poor performance compared to its market index benchmark and its peer group benchmark, the Trustees and Officers of the Fund asked GNA Capital Management to review the capabilities of other investment management firms to serve as sub-adviser for the Fund. The extensive search process resulted in the Trustees' selection of BlackRock Financial Management, Inc., as the new Sub-Adviser for the Fund. BlackRock began managing the Fund on April 3, 1995. Therefore, the performance results reported for this fiscal year represent five months of management by Weiss Peck & Greer Advisers and seven months of management by BlackRock.

 A special meeting of the shareholders was held on June 16, 1995, for the purpose of approving the adoption of the sub-advisory agreement between GNA Capital Management and BlackRock Financial Management. The shareholders present by proxy at the meeting, who represented a majority of the outstanding shares of each class, approved the new sub-advisory agreement by voting as follows:

  . Class A Shares 1,684,950.763 (96.772%) in favor; 1,848.839 (.107%)
    against and 54,343.542 (3.121%) abstaining;

  . Class B Shares 65,127,561.062 (92.009%) in favor, 683,752.847 (.966%)
    against and 4,972,505.774 (7.025%) abstaining.

MARKET AND FUND PERFORMANCE

 For the twelve month period ended October 31, 1995, the 5-year Treasury Note yield fell from 7.48% to 5.81%, a decline of 1.67%. This caused bond prices, which move in the opposite direction of yields, to rise. Bond price increases supplemented coupon interest income, so that for the twelve month period, the unmanaged Lehman Brothers Government Bond Index total return was +15.38%.

 In this environment, the Fund's NAV (net asset value) rose from $8.43/$8.42 to $8.70/$8.71 (for Class A/B shares, respectively), the SEC 30-day yield fell from 7.69%/7.30% to 5.24%/4.73%, and the total return was +11.77%/+11.19%. In comparison, the Morningstar Government Bond-General fund average total return which covers 347 funds was +12.25%. The enclosed interview with the Fund's Sub-Adviser contains more information about the Fund's performance and investment strategy.

FUND DISTRIBUTION RATE

 The Fund follows a managed dividend distribution policy which allows payouts to be somewhat constant, so that those shareholders receiving their dividends in cash have some predictability to their monthly checks. While the Fund maintained its dividend at the same level throughout 1995, the decline in overall interest rates and changes in the portfolio to meet the Fund's long-term performance objectives, have resulted in lower than anticipated income from the portfolio. Because of this, the Fund expects to report a return of capital of approximately $0.15 per share for the calendar year 1995.

--------------------------------------------------------------------------------

4                                               Investors Trust Government Fund
-------------------------------------------------------------------------------


 We recognize that many shareholders depend on a stable dividend to support their monthly income. However, it is also important that the Fund's distributions correspond to its taxable income. Over the long term, if the Fund were to continue returning a high level of capital, the NAV and the overall value of your investment would decrease. Rather than maintaining a distribution rate in excess of the Fund's income, which forces all shareholders to receive a return of capital, the dividend distribution rate will, in all likelihood, be reduced sometime in 1996. You will receive advance notice of any change in the Fund's distribution rate.

                      [PERFORMANCE CHART APPEARS HERE]

Performance of a $10,000 investment since inception of the Investors Trust Government Fund A Shares (9/93)

        MONTH           ITGOVA            LBGBI           MCBG
     ---------------------------------------------------------
     Aug 1993          $10,000          $10,000        $10,000
     Sep 1993           $9,903          $10,038        $10,026
     Oct 1993           $9,940          $10,076        $10,051
     Nov 1993           $9,847           $9,965         $9,970
     Dec 1993           $9,910          $10,004        $10,014
     Jan 1994          $10,084          $10,141        $10,115
     Feb 1994           $9,853           $9,926         $9,954
     Mar 1994           $9,609           $9,703         $9,758
     Apr 1994           $9,480           $9,626         $9,672
     May 1994           $9,220           $9,614         $9,650
     Jun 1994           $9,162           $9,592         $9,624
     Jul 1994           $9,305           $9,768         $9,755
     Aug 1994           $9,248           $9,770         $9,763
     Sep 1994           $9,084           $9,632         $9,648
     Oct 1994           $9,029           $9,626         $9,632
     Nov 1994           $8,980           $9,608         $9,599
     Dec 1994           $9,060           $9,667         $9,651
     Jan 1995           $9,187           $9,847         $9,801
     Feb 1995           $9,921          $10,058         $9,993
     Mar 1995           $9,365          $10,122        $10,043
     Apr 1995           $9,470          $10,254        $10,153
     May 1995           $9,780          $10,668        $10,471
     Jun 1995           $9,842          $10,750        $10,530
     Jul 1995           $9,806          $10,710        $10,502
     Aug 1995           $9,904          $10,835        $10,610
     Sep 1995           $9,979          $10,939        $10,695
     Oct 1995          $10,091          $11,106        $10,821
----------------------------------------------------------------------
Investors Trust Government Fund - A shares (ending value: ($10,091)
Lehman Brothers Government Bond Index (ending value: ($11,106)
Morningstar Government Bond - General Fund Average (ending value: $10,821)

--------------------------------------------------------------------------------

Performance of a $10,000 investment since inception of the Investors Trust Government Fund B Shares (4/87)
--------------------------------------------------------------------------------


                       [PERFORMANCE CHART APPEARS HERE]


        MONTH           ITGOVB            LBGBI           MCBG
     ---------------------------------------------------------
     Mar 1987          $10,000          $10,000        $10,000
     Apr 1987          $10,014           $9,754         $9,730
     May 1987           $9,946           $9,712         $9,690
     Jun 1987          $10,064           $9,826         $9,805
     Jul 1987          $10,010           $9,805         $9,803
     Aug 1987           $9,920           $9,750         $9,751
     Sep 1987           $9,654           $9,561         $9,555
     Oct 1987          $10,130           $9,933         $9,841
     Nov 1987          $10,202           $9,982         $9,914
     Dec 1987          $10,338          $10,100        $10,024
     Jan 1988          $10,668          $10,431        $10,326
     Feb 1988          $10,805          $10,542        $10,434
     Mar 1988          $10,746          $10,434        $10,351
     Apr 1988          $10,708          $10,378        $10,317
     May 1988          $10,614          $10,305        $10,262
     Jun 1988          $10,890          $10,532        $10,454
     Jul 1988          $10,851          $10,461        $10,424
     Aug 1988          $10,859          $10,482        $10,432
     Sep 1988          $11,060          $10,710        $10,618
     Oct 1988          $11,240          $10,899        $10,772
     Nov 1988          $11,142          $10,770        $10,687
     Dec 1988          $11,065          $10,811        $10,690
     Jan 1989          $11,223          $10,948        $10,807
     Feb 1989          $11,156          $10,860        $10,756
     Mar 1989          $11,161          $10,926        $10,789
     Apr 1989          $11,383          $11,160        $10,968
     May 1989          $11,654          $11,423        $11,193
     Jun 1989          $11,928          $12,805        $11,469
     Jul 1989          $12,120          $11,054        $11,654
     Aug 1989          $12,025          $11,851        $11,524
     Sep 1989          $12,078          $11,902        $11,574
     Oct 1989          $12,318          $12,210        $11,810
     Nov 1989          $12,447          $12,329        $11,913
     Dec 1989          $12,518          $12,350        $11,961
     Jan 1990          $12,441          $12,174        $11,828
     Feb 1990          $12,486          $12,199        $11,868
     Mar 1990          $12,532          $12,196        $11,882
     Apr 1990          $12,451          $12,089        $11,783
     May 1990          $12,759          $12,426        $12,076
     Jun 1990          $12,932          $12,623        $12,246
     Jul 1990          $13,136          $12,784        $12,405
     Aug 1990          $13,055          $12,607        $12,273
     Sep 1990          $13,149          $12,728        $12,367
     Oct 1990          $13,248          $12,935        $12,518
     Nov 1990          $13,469          $13,222        $12,769
     Dec 1990          $13,651          $13,427        $12,963
     Jan 1991          $13,827          $13,571        $13,091
     Feb 1991          $13,941          $13,648        $13,161
     Mar 1991          $14,012          $13,718        $13,220
     Apr 1991          $14,133          $13,869        $13,345
     May 1991          $14,215          $13,923        $13,408
     Jun 1991          $14,220          $13,903        $13,391
     Jul 1991          $14,406          $14,069        $13,564
     Aug 1991          $14,694          $14,395        $13,840
     Sep 1991          $14,952          $14,697        $14,099
     Oct 1991          $15,113          $14,827        $14,234
     Nov 1991          $15,210          $14,975        $14,353
     Dec 1991          $15,538          $15,486        $14,780
     Jan 1992          $15,433          $15,244        $14,555
     Feb 1992          $15,510          $15,303        $14,622
     Mar 1992          $15,394          $15,215        $14,547
     Apr 1992          $15,441          $15,311        $14,641
     May 1992          $15,698          $15,594        $14,875
     Jun 1992          $15,905          $15,817        $15,068
     Jul 1992          $16,229          $16,215        $15,338
     Aug 1992          $16,360          $16,366        $15,474
     Sep 1992          $16,474          $16,597        $15,636
     Oct 1992          $16,283          $16,358        $15,441
     Nov 1992          $16,251          $16,330        $15,426
     Dec 1992          $16,437          $16,605        $15,645
     Jan 1993          $16,702          $16,958        $15,901
     Feb 1993          $16,912          $17,297        $16,135
     Mar 1993          $16,969          $17,354        $16,187
     Apr 1993          $17,119          $17,488        $16,286
     May 1993          $17,138          $17,469        $16,277
     Jun 1993          $17,495          $17,857        $16,539
     Jul 1993          $17,549          $17,966        $16,613
     Aug 1993          $17,825          $18,366        $16,872
     Sep 1993          $17,754          $18,436        $16,916
     Oct 1993          $17,826          $18,506        $16,959
     Nov 1993          $17,630          $18,302        $16,822
     Dec 1993          $17,732          $18,374        $16,895
     Jan 1994          $18,014          $18,626        $17,067
     Feb 1994          $17,590          $18,231        $16,795
     Mar 1994          $17,160          $17,821        $16,465
     Apr 1994          $16,918          $17,680        $16,318
     May 1994          $16,442          $17,657        $16,281
     Jun 1994          $16,328          $17,616        $16,237
     Jul 1994          $16,572          $17,940        $16,458
     Aug 1994          $16,461          $17,944        $16,472
     Sep 1994          $16,158          $17,691        $16,279
     Oct 1994          $16,047          $17,678        $16,251
     Nov 1994          $15,969          $17,647        $16,196
     Dec 1994          $16,100          $17,754        $16,283
     Jan 1995          $16,296          $18,085        $16,537
     Feb 1995          $16,563          $18,473        $16,860
     Mar 1995          $16,631          $18,590        $16,945
     Apr 1995          $16,807          $18,833        $17,131
     May 1995          $17,346          $19,592        $17,667
     Jun 1995          $17,445          $19,743        $17,766
     Jul 1995          $17,370          $19,670        $17,720
     Aug 1995          $17,534          $19,900        $17,901
     Sep 1995          $17,655          $20,091        $18,045
     Oct 1995          $17,843          $20,397        $18,258
  ----------------------------------------------------------------------
Investors Trust Government Fund - B shares (ending value: ($17,843)
Lehman Brothers Government Bond Index (ending value: ($20,397)
Morningstar Government Bond - General Fund Average (ending value: $18,258)

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

Investors Trust Government Fund                                                5
--------------------------------------------------------------------------------

                              FROM THE SUB-ADVISER
                              --------------------

                      BLACKROCK FINANCIAL MANAGEMENT, INC.
               PORTFOLIO MANAGERS: KEITH ANDERSON AND E.G. FISHER

MARKET OVERVIEW AND OUTLOOK

 The dramatic rally in the capital markets changed the market landscape for fixed income investors over the fiscal year ended October 31, 1995. As the economy showed signs of a slowdown early in 1995, market participants endlessly debated the direction of monetary policy and contested the likelihood that a soft landing for the economy had been achieved. The specter of inflation diminished as economic reports increasingly reflected slower economic growth during the second quarter. With investor confidence in the value of fixed income securities renewed, market demand accelerated.

 The rally in the Treasury market began during the fourth quarter of 1994 and continued through the third quarter of 1995. Over the past twelve months, interest rates have fallen substantially. Yield levels on the five-year Treasury declined from 7.48% to 5.81%, a decrease of 1.67%. During July and the beginning of August, the rally was temporarily halted as strong economic data dampened expectations for another reduction in the Fed funds target rate. As the fourth calendar quarter began, the market for fixed income securities appeared generally positive due to sluggish growth, low inflation and a perceived Fed bias toward an ease, and by the end of October interest rates returned to 1995 lows.

PORTFOLIO STRATEGIES

 Consistent with BlackRock's emphasis on sector rotation and security selection, there have been shifts in the Fund's portfolio holdings. The strong performance of mortgage-backed securities relative to Treasuries was the most significant factor affecting the Fund's performance over the past quarter. The rally in Treasuries faltered upon signs of a recovering economy and the accompanying potential for increased inflationary pressure. Investor concerns over accelerating mortgage prepayments subsided and mortgage-backed security prices appreciated.

 The most significant shift in the Fund's portfolio has been an increased allocation to the mortgage sector and a corresponding decrease in Treasury exposure. On April 1, 1995, approximately 23% of the portfolio was invested in mortgage-backed securities. By the end of October, this allocation was increased to approximately 69%.

 Purchases since April initially emphasized slight premium pass-throughs, particularly seasoned issues which had already weathered several refinancing cycles. These securities appeared cheap given actual prepayment experience as well as projected refinancing. Mortgage purchases also included adjustable-rate mortgages (ARMs) where a spike in supply created a favorable technical environment for prospective buyers.

 The Fund benefited from its bias toward slight premium coupon pass-throughs as prepayment fears were allayed by the break in the Treasury market rally. Premium coupon securities experienced significant price appreciation, rising to levels that BlackRock believes are fairly rich given the potential for underperformance should Treasury yields move lower. Therefore, BlackRock has begun to lighten exposure to premiums in favor of lower coupon pass-throughs.

--------------------------------------------------------------------------------

6                                                Investors Trust Government Fund
--------------------------------------------------------------------------------

 Allocation to adjustable rate mortgages (ARMs) increased from less than 1% as of April 1, 1995, to 17% as of October 31. Specifically, the Fund purchased primarily GNMA ARMs, as these securities offered excellent value relative to other short duration alternatives. During the past several weeks, GNMA ARMs have rallied significantly, and we have been selling into the strength of market demand.

 While intermediate interest rates ended October near their lows for 1995, the interim months reflected dramatic changes in the interest rate environment as market participants reacted to the release of economic data, movements in the dollar and changing expectations of Treasury supply. The positioning of the Fund relative to its duration and yield curve exposure addressed these shifts in the Treasury yield curve.

DURATION POSITIONING

 The duration of the Fund was slightly longer than that of its benchmark, 4.25 years, as of October 31, 1995. This reflected a positive outlook for fixed income securities due to slow growth, low inflation and the potential Fed easing. The duration of the portfolio was shortened by almost a quarter of a year by late July as data began to suggest stronger than anticipated economic growth and dampened expectations of further monetary easing. This benefited the Fund relative to its benchmark during the sell-off in August that took Treasury yields to their highest levels of the quarter. Portfolio duration was extended in September and October as the market gained back much of its lost ground due to a rally in the dollar versus the yen and new economic data which suggested the economy was not as robust as previously thought.

IN CLOSING

 The outcome of the Federal budget battle may well determine the course of the bond market for the remainder of 1995. The Federal Reserve appears biased to ease but is apparently awaiting the outcome of the budget talks before adjusting monetary policy as a reward for any fiscal restraint. Additionally, uncertainty surrounding the potential default on payment of certain US Government securities could also heighten investor concerns.

 While we remain attuned to the possibility of a rejuvenated economy during the fourth quarter of 1995, the possibility of accompanying inflationary pressure and the ramifications of a default by the Federal Government, we believe that the fixed income markets offer many pockets of value to investors in the coming months.

--------------------------------------------------------------------------------

Investors Trust Government Fund                                                7
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995

                                             % OF NET  PRINCIPAL      MARKET
                                              ASSETS  AMOUNT ($)    VALUE ($)
                                             -------- ----------- --------------
LONG-TERM GOVERNMENT SECURITIES               101.6
FEDERAL HOME LOAN MORTGAGE CORPORATION (a)
 (b)--26.0
   5.500%, with a maturity date of December
   1, 2008..................................            4,802,065      4,606,957
   6.500%, with various maturity dates to
   November 1, 2025 (d).....................          146,897,153    142,581,315
   7.000%, with various maturity dates to
   October 1, 2025..........................          111,230,063    110,741,434
   7.500%, with various maturity dates to
   September 1, 2010 (d)....................           30,673,175     31,267,314
   8.000%, with various maturity dates to
   October 1, 2025 (d)......................               40,007         41,006
   9.000%, with a maturity date of December
   1, 2014..................................            4,373,420      4,554,174
  10.000%, with various maturity dates to
   December 1, 2020.........................              896,754        972,251
  10.500%, with various maturity dates to
   August 1, 2019...........................              385,464        415,012
  12.000%, with a maturity date of August 1,
   2014.....................................                6,877          7,464
  12.500%, with various maturity dates to
   September 1, 2014........................              177,625        204,282
  13.000%, with a maturity date of January
   1, 2013..................................               47,625         52,965
                                                                  --------------
  Total Federal Home Loan Mortgage
         Corporation
         (Cost $292,983,025)................                         295,444,174
                                                                  --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a) (b)--12.9
   6.500%, with various maturity dates to
   May 20, 2025.............................          121,530,636    123,164,007
   7.500%, with various maturity dates to
   June 20, 2025............................           23,538,933     24,086,920
                                                                  --------------
  Total Government National Mortgage
   Association
   Adjustable Rate Mortgages
        (Cost $145,638,745).................                         147,250,927
                                                                  --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (a)
 (b)--11.1
   7.000%, with various maturity dates to
   November 1, 2010.........................           64,142,888     64,623,960
   8.000%, with a maturity date of September
   1, 2001..................................           10,033,415     10,277,929
   8.500%, with various maturity dates to
   June 1, 2025 (d).........................              357,761        370,615
   9.000%, with various maturity dates to
   July 1, 2021.............................            3,854,741      4,051,341
  10.000%, with various maturity dates to
   June 1, 2025.............................           42,999,381     47,044,655
  10.500%, with a maturity date of April 1,
   2016.....................................               44,807         49,260
                                                                  --------------
  Total Federal National Mortgage
         Association
         (Cost $124,732,855)................                         126,417,760
                                                                  --------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8                                                Investors Trust Government Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                              % OF NET  PRINCIPAL      MARKET
                                               ASSETS  AMOUNT ($)    VALUE ($)
                                              -------- ----------- --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
MEDIUM TERM NOTES--11.1
  10.450%, with a maturity date of October
   13, 2015.................................            10,000,000     14,183,900
  11.875%, with a maturity date of May 19,
   2000.....................................            40,000,000     49,106,000
  12.000%, with a maturity date of November
   13, 2000 (f).............................            50,000,000     62,851,500
                                                                   --------------
  Total Federal National Mortgage
   Association
   Medium Term Notes
        (Cost $120,542,600).................                          126,141,400
                                                                   --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (a)
 (b)--10.3
   7.000%, with various maturity dates to
   October 15, 2025.........................            98,052,408     97,377,806
   8.000%, with various maturity dates to
   August 15, 2017..........................            13,100,766     13,627,419
   8.500%, with various maturity dates to
   April 15, 2025...........................             1,750,443      1,831,628
   9.000%, with a maturity date of May 15,
   2013.....................................               322,801        343,683
   9.500%, with various maturity dates to
   December 15, 2017........................             3,809,192      4,113,514
   10.500%, with various maturity dates to
   December 15, 2019........................               135,536        150,075
   12.500%, with a maturity date of April 15,
   2015.....................................                16,326         19,092
                                                                   --------------
  Total Government National Mortgage
         Association
         (Cost $115,517,878)................                          117,463,217
                                                                   --------------
UNITED STATES TREASURY NOTES--8.1
   5.625%, with a maturity date of June 30,
   1997 (e).................................             2,730,000      2,730,000
   5.875%, with a maturity date of June 30,
   2000.....................................               150,000        150,375
   6.000%, with a maturity date of August
   31, 1997 (e).............................             8,900,000      8,955,625
   6.125%, with a maturity date of September
   30, 2000.................................            19,500,000     19,740,630
   6.250%, with a maturity date of August
   31, 2000.................................             3,800,000      3,865,322
   7.250%, with a maturity date of February
   15, 1998.................................             9,950,000     10,279,544
   8.000%, with a maturity date of October
   15, 1996 (e).............................            31,000,000     31,673,320
   8.750%, with a maturity date of October
   15, 1997.................................             5,500,000      5,812,785
   8.875%, with a maturity date of November
   15, 1997.................................             2,220,000      2,355,975
   9.375%, with a maturity date of April 15,
   1996 (e).................................             6,960,000      7,075,258
                                                                   --------------
  Total United States Treasury Notes
         (Cost $92,953,776).................                           92,638,834
                                                                   --------------
UNITED STATES TREASURY BONDS--6.1
   7.625%, with a maturity date of February
   15, 2025.................................            28,210,000     32,750,117
   10.625%, with a maturity date of August
   15, 2015.................................            25,000,000     36,894,500
                                                                   --------------
  Total United States Treasury Bonds
         (Cost $65,415,075).................                           69,644,617
                                                                   --------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                                9
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                            % OF NET  PRINCIPAL      MARKET
                                             ASSETS  AMOUNT ($)    VALUE ($)
                                            -------- ----------- --------------
FINANCING CORPORATION--3.8
   9.650%, with a maturity date of November
   2, 2018.................................            2,020,000      2,694,175
   10.700%, with a maturity date of October
   6, 2017.................................           28,165,000     40,724,900
                                                                 --------------
  Total Financing Corporation
         (Cost $37,252,781)................                          43,419,075
                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
ADJUSTABLE RATE MORTGAGES (a) (b)--3.5
   6.330%, with a maturity date of April 1,
   2019....................................              693,334        693,009
   6.525%, with a maturity date of January
   1, 2025.................................            4,748,243      4,895,154
   6.767%, with a maturity date of February
   1, 2022.................................            1,481,994      1,497,778
   6.832%, with a maturity date of October
   1, 2021.................................            1,182,847      1,195,006
   7.301%, with a maturity date of January
   1, 2025.................................           30,773,824     31,754,893
                                                                 --------------
  Total Federal National Mortgage
   Association
   Adjustable Rate Mortgages
        (Cost $39,789,881).................                          40,035,840
                                                                 --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
REAL ESTATE MORTGAGE INVESTMENT CONDUIT
 [REMIC] (b) (c)--3.1
   8.250%, with a maturity date of March
   25, 2021
   [Series 1991-G5 Class Z]................            9,265,313      9,702,451
   8.400%, with a maturity date of August
   25, 2019
   [Series 1989-54 Class E]................           10,800,000     11,427,696
   8.500%, with a maturity date of January
   25, 2011
   [Series 1991-160 Class VE]..............            6,452,800      6,821,771
   9.500%, with a maturity date of December
   25, 2018
   [Series 1988-30 Class D]................            6,594,225      7,064,063
                                                                 --------------
  Total Federal National Mortgage
   Association
   Real Estate Mortgage Investment Conduit
        (Cost $33,670,842).................                          35,015,981
                                                                 --------------
SMALL BUSINESS ADMINISTRATION NOTES (b)--
 2.9
   6.950%, with a maturity date of
   September 1, 2015.......................           12,188,000     12,328,924
   7.350%, with a maturity date of August
   1, 2005.................................           12,580,000     13,037,990
   8.100%, with a maturity date of March 1,
   2015....................................            4,933,020      5,312,246
   8.500%, with a maturity date of January
   1, 2015.................................            2,417,530      2,631,330
                                                                 --------------
  Total Small Business Administration Notes
         (Cost $32,586,847)................                          33,310,490
                                                                 --------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                            % OF NET  PRINCIPAL      MARKET
                                             ASSETS  AMOUNT ($)    VALUE ($)
                                            -------- ----------- --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
MULTICLASS MORTGAGE PARTICIPATION
 CERTIFICATE (b) (c)--1.6
   9.500%, with various maturity dates to
   May 15, 2020
   [Series 38 Class C].....................            7,292,858      7,486,557
   [Series 38 Class D].....................           10,000,000     10,851,323
                                                                 --------------
  Total Federal Home Loan Moatgage
   Corporation
   Multiclass Mortgage Participation
        Certificate
        (Cost $18,153,655).................                          18,337,880
                                                                 --------------
MULTIFAMILY PROJECT SECURITIES (b)--0.7
   8.750%, with a maturity date of June 25,
   2035....................................            4,200,100      4,372,042
   9.250%, with a maturity date of March 1,
   2037....................................            3,051,900      3,141,549
                                                                 --------------
  Total Multifamily Project Securities
      (Cost $7,423,435)....................                           7,513,591
                                                                 --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
ADJUSTABLE RATE MORTGAGES (a) (b)--0.4
   7.144%, with a maturity date of April 1,
         2029
         (Cost $4,926,376).................            4,816,500      4,924,871
                                                                 --------------
  Total Long-Term Government Securities
         (Cost $1,131,587,771).............                       1,157,558,657
                                                                 --------------
REPURCHASE AGREEMENT                           2.2
  Repurchase agreement with Nikko
   Securities Company, dated 10/31/95 at
   5.90% to be repurchased at $24,604,032
   on 11/1/95, collateralized by
   $25,625,000 Federal National Mortgage
   Association REMIC Series 1993-82 Class
   D,
   6.35%, 3/25/19, valued at $25,112,500.
      (Cost $24,600,000)...................           24,600,000     24,600,000
                                                                 --------------
FEDERAL HOME LOAN BANK DISCOUNT NOTE           0.5
   5.460%, with a maturity date of February
         29, 1996
         (Cost $6,082,251).................            6,195,000      6,082,251
                                             -----               --------------
SUMMARY
  Total investment portfolio before
   outstanding options purchased on futures
   contracts
      (Cost $1,162,270,022)................  104.3                1,188,240,908
                                                                 --------------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                              11
-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                       % OF NET     MARKET
                                                        ASSETS    VALUE ($)
                                                       -------- --------------
OUTSTANDING OPTIONS PURCHASED ON
FUTURES CONTRACTS                                         0.1
  Two hundred seventy two contracts of call options
   purchased on United States Treasury Bonds at $114
   expiring 2/17/96 (Premiums paid $766,632)..........               1,113,500
                                                        -----   --------------
  Total investments, including outstanding options
   purchased on future contracts    (Cost
   $1,163,036,654) (Note 3)...........................  104.4    1,189,354,408
  Other assets and liabilities, net...................   (4.4)     (50,212,131)
                                                        -----   --------------
NET ASSETS............................................  100.0   $1,139,142,277
                                                        =====   ==============

--------
NOTES:
(a) The investments in mortgage-backed securities are interests in separate pools of mortgages. All such issues which have similar coupon rates, have been aggregated for financial statement presentation purposes.
(b) Effective maturites for all securities (except for repurchase agreements, Federal National Mortgage Association Medium Term Notes, Financing Corporation, and securities issued by the United States Treasury) are expected to be shorter than indicated due to prepayments.
(c) Risks associated with Collateral Mortgage Obligations ("CMO's")--The net asset value of the Fund is sensitive to interest rate fluctuations associated with CMO's. CMO's are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMO's on the same schedule as they are received, although certain classes of CMO's have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, an investment in CMO's may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.
(d) To be announced ("TBA" Forward Commitment Transactions) securities (see
    Note 2).
(e) Segregated as collateral for TBA Securities (see Note 2).
(f) Collateral for open futures and options contracts (see Note 3).

   At October 31, 1995, open futures contracts purchased were as follows:

                                                            EXPIRATION     FACE     UNREALIZED
   PURCHASED                   DESCRIPTION                     DATE       AMOUNT    GAIN/(LOSS)
   ---------   -------------------------------------------- ---------- ------------ -----------
     2,624     US Treasury Note Futures                       Dec 95   $278,008,422 $ 6,089,236
                                                                       ============ ===========

  At October 31, 1995, open futures contracts sold short were as follows:


     SOLD
   ---------
       598      US Treasury Bond Futures                      Dec 95     66,306,856  (3,707,242)
       476      US Treasury Note Futures                      Dec 95     51,378,488  (1,719,349)
     -----                                                             ------------ -----------
     1,074      Net unrealized appreciation                            $117,685,344 $(5,426,591)
     =====                                                             ============ ===========
                Unrealized appreciation on futures contracts                        $   662,645
                                                                                    ===========

-------------------------------------------------------------------------------
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS
Investments, at market value (identified cost, $1,163,036,654)
 (Notes 2 and 3)...............................................  $1,189,354,408
Receivables:
  Fund shares sold.............................................         211,323
  Interest.....................................................      12,246,952
  Investments sold.............................................          13,388
  Investments sold, delayed delivery...........................      33,660,746
Prepaid expenses (Note 2)......................................          68,801
                                                                 --------------
Total assets...................................................   1,235,555,618
                                                                 --------------
LIABILITIES
Payables:
  Fund shares redeemed.........................................       1,584,043
  Investments purchased........................................      12,241,917
  Investments purchased, delayed delivery......................      77,618,385
  Dividends....................................................       2,160,157
  Adviser (Note 4).............................................          91,815
  Daily variation margin on open futures contracts (Notes 2 and
   3)..........................................................         131,328
  Accrued distribution fee (Note 4)............................       1,445,480
  Accrued management fee (Note 4)..............................         589,043
  Other accrued expenses and payables..........................         551,173
                                                                 --------------
Total liabilities..............................................      96,413,341
                                                                 --------------
NET ASSETS, AT MARKET VALUE....................................  $1,139,142,277
                                                                 ==============
NET ASSETS
Net assets consist of:
  Accumulated distributions in excess of net investment income
   (Note 2)....................................................  $   (2,160,157)
  Accumulated net realized loss................................    (196,362,686)
  Unrealized appreciation on investments (Notes 2 and 3).......      25,970,886
  Unrealized appreciation on options purchased (Notes 2 and 3).         346,868
  Unrealized appreciation on futures contracts (Notes 2 and 3).         662,645
  Shares of beneficial interest................................   1,310,684,721
                                                                 --------------
NET ASSETS, AT MARKET VALUE....................................  $1,139,142,277
                                                                 ==============
CLASS A:
NET ASSET VALUE and redemption price per share ($26,888,750
 divided by 3,089,166 outstanding shares of beneficial interest           $8.70
 of no par value)..............................................           =====
Maximum offering price per share (100/95.50 of $8.70)..........           $9.11
                                                                          =====
CLASS B:
NET ASSET VALUE and offering price per share ($1,112,253,527
 divided by 127,682,638 outstanding shares of beneficial                  $8.71
 interest of no par value).....................................           =====

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                               13
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
Interest......................................................... $ 93,738,817
                                                                  ------------
EXPENSES:
  Management fee (Note 4)........................................    7,200,544
  Distribution fees (Note 4).....................................   11,058,477
  Transfer agent fee.............................................    1,255,064
  Shareholder reports............................................      366,033
  Custodian fee..................................................      341,148
  Professional fees..............................................      187,094
  Insurance......................................................       70,567
  Registration fees..............................................       64,642
  Trustees fees and expenses (Note 4)............................       22,535
  Other..........................................................      307,312
                                                                  ------------
Total expenses...................................................   20,873,416
                                                                  ------------
Net investment income............................................   72,865,401
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from investment transactions.................  (91,789,975)
  Net realized gain from options purchased/written...............    3,752,499
  Net realized loss from futures contracts.......................  (19,046,779)
  Net increase in unrealized appreciation of investments during the year......................................................  162,482,101
  Net decrease in unrealized appreciation of options during the
   year..........................................................     (103,818)
  Net decrease in unrealized appreciation of futures during the
   year..........................................................     (521,730)
                                                                  ------------
Net gain on investments..........................................   54,772,298
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............. $127,637,699
                                                                  ============

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                     FOR THE FISCAL YEARS
                                                       ENDED OCTOBER 31,
                                                 ------------------------------
                                                      1995            1994
                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income........................  $   72,865,401  $   88,505,316
  Net realized loss from investment
   transactions................................     (91,789,975)    (71,597,715)
  Net realized gain (loss) from options
   purchased/written...........................       3,752,499      (7,111,572)
  Net realized loss from futures contracts.....     (19,046,779)     (6,744,344)
  Net increase in unrealized appreciation
   (depreciation) of investments during the
   year........................................     162,482,101    (154,403,365)
  Net increase (decrease) in unrealized
   appreciation of option contracts during the
   year........................................        (103,818)      3,220,560
  Net increase (decrease) in unrealized
   appreciation of futures contracts during the
   year........................................        (521,730)      2,375,000
                                                 --------------  --------------
Net increase (decrease) in net assets resulting
 from operations...............................     127,637,699    (145,756,120)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ($.58 and $.70 per share)..........      (1,526,928)     (1,029,248)
    Class B ($.52 and $.60 per share)..........     (70,538,669)    (87,476,068)
  Net realized gains
    Class A ($.03 per share)...................              --         (13,371)
    Class B ($.03 per share)...................              --      (3,726,166)
  Tax return of capital (Note 2)
    Class A ($.11 and $.08 per share)..........        (350,222)       (213,792)
    Class B ($.11 and $.11 per share)..........     (15,756,626)    (16,234,606)
Increase (decrease) in net assets from Fund
 share transactions............................    (174,169,240)    184,228,159
                                                 --------------  --------------
DECREASE IN NET ASSETS.........................    (134,703,986)    (70,221,212)
Net assets at beginning of year................   1,273,846,263   1,344,067,475
                                                 --------------  --------------
NET ASSETS AT END OF YEAR (including
 accumulated distributions in excess of net
 investment income of $2,160,157 and
 $2,941,537, respectively).....................  $1,139,142,277  $1,273,846,263
                                                 ==============  ==============

                                  (CONTINUED)

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Government Fund                                               15
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                               FOR THE FISCAL YEARS ENDED OCTOBER 31,
                         ------------------------------------------------------
                                   1995                        1994
                         --------------------------  --------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         -----------  -------------  -----------  -------------
FUND SHARE INFORMATION
Class A shares
  Sold..................   1,000,291  $   8,609,994    2,602,180  $  24,716,430
  Issued in reinvestment
   of distributions.....      88,729        756,378       53,488        482,602
  Redeemed..............    (549,320)    (4,698,858)    (251,129)    (2,232,483)
                         -----------  -------------  -----------  -------------
  Net increase..........     539,700  $   4,667,514    2,404,539  $  22,966,549
                         ===========  =============  ===========  =============
Class B shares
  Sold..................   3,226,626  $  27,416,014   28,961,065  $ 275,032,093
  Issued in reinvestment
   of distributions.....   5,183,091     44,126,875    6,172,102     57,099,358
  Redeemed.............. (29,418,333)  (250,379,643) (18,910,289)  (170,869,841)
                         -----------  -------------  -----------  -------------
  Net increase
   (decrease)........... (21,008,616) $(178,836,754)  16,222,878  $ 161,261,610
                         ===========  =============  ===========  =============

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A

The financial highlights set forth below include selected data for a Class A share outstanding throughout each period and other information derived from the financial statements.

                                                         FOR THE FISCAL YEARS
                                                          ENDED OCTOBER 31,
                                                         ----------------------
                                                          1995    1994   1993 +
                                                         ------  ------  ------
NET ASSET VALUE, BEGINNING OF PERIOD.................... $ 8.43  $10.14  $10.32
                                                         ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................................    .58     .70     .12
Net realized and unrealized gain (loss) on securities...    .38   (1.60)   (.18)
                                                         ------  ------  ------
Total from Investment Operations........................    .96    (.90)   (.06)
                                                         ------  ------  ------
LESS DISTRIBUTIONS FROM
Net investment income...................................   (.58)   (.70)   (.12)
Net realized gains......................................     --    (.03)     --
Tax return of capital...................................   (.11)   (.08)     --
                                                         ------  ------  ------
Total Distributions.....................................   (.69)   (.81)   (.12)
                                                         ------  ------  ------
NET ASSET VALUE, END OF PERIOD.......................... $ 8.70  $ 8.43  $10.14
                                                         ======  ======  ======
TOTAL RETURN (%) **.....................................  11.77   (9.17)   (.60)
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses to average daily net assets...................   1.01     .99     .95*
 Net investment income to average daily net assets......   6.78    7.09    6.81*
 Portfolio turnover..................................... 315.71  128.82   75.96*
Net Assets, end of period (millions)....................    $27     $22      $1

--------
 + For the period September 3, 1993 (commencement of operations) to October 31,
   1993.
 * Annualized.
** A sales charge of 4.5% (maximum) was not reflected in total return calculations. Periods less than one year are not annualized.

--------------------------------------------------------------------------------

Investors Trust Government Fund                                              17
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS B

The financial highlights set forth below include selected data for a Class B share outstanding throughout each period and other information derived from the financial statements.

                                      FOR THE FISCAL YEARS ENDED OCTOBER 31,
                          ----------------------------------------------------------------------
                           1995    1994    1993    1992    1991    1990    1989    1988   1987 +
                          ------  ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 8.42  $10.14  $ 9.95  $ 9.98  $ 9.54  $ 9.70  $ 9.71  $ 9.62  $10.00
                          ------  ------  ------  ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (a)....................     .51     .60      71     .73     .72     .81     .88      87     .42
Net realized and
 unrealized gains
 (losses) on securities.     .41   (1.58)    .20     .03     .56    (.11)   (.01)    .14    (.36)
                          ------  ------  ------  ------  ------  ------  ------  ------  ------
Total from Investment
 Operations.............     .92    (.98)    .91     .76    1.28     .70     .87    1.01     .06
                          ------  ------  ------  ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
Net investment income...    (.52)   (.60)   (.71)   (.73)   (.72)   (.81)   (.88)   (.87)   (.42)
In excess of net
 investment income......      --      --    (.01)     --      --      --      --      --      --
Net realized gains......      --    (.03)     --    (.06)   (.11)     --      --    (.05)   (.02)
Tax return of capital...    (.11)   (.11)     --      --    (.01)   (.05)     --      --      --
                          ------  ------  ------  ------  ------  ------  ------  ------  ------
Total Distributions.....    (.63)   (.74)   (.72)   (.79)   (.84)   (.86)   (.88)   (.92)   (.44)
                          ------  ------  ------  ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF
 PERIOD.................  $ 8.71  $ 8.42  $10.14  $ 9.95  $ 9.98  $ 9.54  $ 9.70  $ 9.71  $ 9.62
                          ======  ======  ======  ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) **.....   11.19   (9.98)   9.48    7.74   14.08    7.55    9.59   10.96     .69
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses to average
  daily net assets (a)..    1.76    1.76    1.73    1.64    1.81    1.59     .89     .50     .50*
 Net investment income
  to average daily net
  assets................    6.08    6.45    6.96    7.08    7.11    8.32    9.17    9.20    8.17*
 Portfolio turnover.....  315.71  128.82   75.96  101.31  111.97   50.44   37.23   66.04  159.76*
Net Assets, end of
 period (millions)......  $1,112  $1,252  $1,343    $786    $213     $72     $57     $35      $7
(a) Management fee
   waived through
   December 31, 1988....      --      --      --      --      --      --   $0.01   $0.06   $0.03
 Reimbursement for
  expenses from Adviser.      --      --      --      --      --   $0.03   $0.10   $0.10   $0.20
 Operating expenses
  ratio including
  reimbursement for
  expenses and
  management fees waived
  (%)...................    1.76    1.76    1.73    1.64    1.81    1.95    2.08    3.00    5.75*

--------
 + For the period April 22, 1987 (commencement of operations) to October 31,
   1987.
 * Annualized.
** A contingent deferred sales charge of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations. Periods less than one year are not annualized.

-------------------------------------------------------------------------------

18                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. Investors Trust (the "Trust") is organized as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios, four of which commenced operations as of September 8, 1993 and one, the Government Fund, which commenced operations as of April 22, 1987. These financial statements report on the Government Fund, (the "Fund"). Financial statements for the other funds are presented separately.

 Under the Trust's Multiple Class Distribution System (the "Multiple Class Arrangement"), the Fund currently offers to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares).

 Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares. The date of issuance for purposes of conversion of shares which were held on September 7, 1993 shall be the original date of acquisition of such shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

 Securities Valuation. Long-term debt securities for which market quotations are readily available are stated at market value. A security (including an option) listed or traded on an exchange is valued at its last sale price prior to the time when assets are valued. Lacking any sales on that day, the security is valued at the mean between the current closing bid and asked prices. Other securities are, in general, valued at the last bid quotation if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate. Investments in certain long-term debt securities not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers which utilize information with respect to market transactions and other information in such securities or comparable securities. Short-term investments are valued at original cost plus accreted discount or accrued interest which approximates market value.

 Futures Contracts. The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. Upon the entering of a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the unrealized gains and losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Fund may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets.

 Options on Futures Contracts. The Fund may also purchase or write call and put options on listed futures as a hedge against changes in interest rates. Options are valued in accordance with the security valuation policies described above. Transactions in options on futures contracts involve similar risks to those on futures contracts.

--------------------------------------------------------------------------------

Investors Trust Government Fund                                               19
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED


 Securities Transactions and Related Investment Income. Sales and purchases are accounted for on trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

 Securities Purchased on a When-Issued Basis. The Fund may enter into firm commitment agreements ("TBA" or "when-issued" purchases) for the purchase of securities at an agreed-upon price on a specified future date. The Fund will not enter into such agreements for the purpose of investment leverage.

 Liability for the purchase price and all the rights and risks of ownership of the securities accrue to the Fund at the time it becomes obligated to purchase the securities, although delivery and payment occur at a later date, generally within 45 days (but not to exceed 120 days) of the date of the commitment to purchase. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will maintain with the Custodian a segregated account with U.S. government securities or cash or cash equivalents (or a receivable for investments sold in connection therewith) of an aggregate current value sufficient to make payment for the securities. At October 31, 1995, TBA securities in the Fund totalled $44,026,280.

 Repurchase Agreements. The Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard and Poor's in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. The Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Fund. In addition, not more than one-third of the current market value of the Fund's total assets shall constitute secured "loans" by the Fund under repurchase agreements.

 Federal Income Taxes. As a Massachusetts Business Trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other funds. It is the intent of the Fund to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, the Fund paid no federal taxes and no federal income or excise tax provision was required. Distributions in excess of taxable income are deemed to be a return of capital. For Federal income tax purposes, any futures contracts or options on futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in Federal taxable income. As of October 31, 1995, the Fund has net tax basis capital loss carryforwards of $195,153,413, which may be applied against any realized taxable gains until their expiration dates of October 31, 2002 ($87,661,793) and October 31, 2003 ($107,491,620).

 Distributions of Income and Gains. The Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount

--------------------------------------------------------------------------------

20                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

of each daily distribution may differ from actual net investment income. Distributions from net short-term realized gains are declared and paid monthly. Long-term realized gains in excess of any available capital loss carryforward would be taxable to the Fund if not distributed and, therefore, will be declared and paid to its shareholders annually.

 Capital Accounts. The Fund reports the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

 Prepaid Expenses. Costs incurred for registration of shares are amortized on a straight-line basis over the lesser of, the duration of the registration period or 12 months. Insurance costs are amortized on a straight-line basis over the duration of the insurance period.

 Expenses. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the funds principally based on their relative net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. PURCHASES AND SALES OF SECURITIES. During the fiscal year ended October 31, 1995 purchases, sales and paydowns of U.S. Government and Agency securities, excluding short-term securities and repurchase agreements, totalled $3,752,967,854, $3,941,030,309 and $33,191,251, respectively.

 At October 31, 1995, the security pledged to cover margin requirements for open futures contracts on United States Treasury Bonds and United States Treasury Notes; and for open option contracts on United States Treasury Bond futures is as follows:

                       DESCRIPTION                     FACE VALUE MARKET VALUE
                       -----------                     ---------- ------------
   Federal National Mortgage Association Medium Term
    Note, 12.000%, 11/13/00........................... $2,500,000  $3,142,575
                                                       ==========  ==========

 Transactions in U.S. Treasury bond futures sold short were as follows:

                                                                       REALIZED
                            CONTRACTS   FACE VALUE          COST         LOSS
                            --------- ---------------  -------------- -----------
   Outstanding at October
    31, 1994...............      875  $    87,986,719
   Sold....................   11,996    1,263,999,684
   Closed..................  (11,797)  (1,234,301,059) $1,250,835,772 $16,534,713
                             -------  ---------------  ============== ===========
   Outstanding at October
    31, 1995...............    1,074  $   117,685,344
                             =======  ===============

--------------------------------------------------------------------------------

Investors Trust Government Fund                                               21
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

 Transactions in U.S. Treasury bond futures purchased were as follows:

                                                                      REALIZED
                               CONTRACTS  FACE VALUE      PROCEEDS      LOSS
                               --------- -------------  ------------ ----------
   Outstanding at October 31,
    1994.....................       --   $          --
   Purchased.................    6,228     668,015,250
   Closed....................   (3,604)   (390,006,828) $387,494,762 $2,512,066
                                ------   -------------  ============ ==========
   Outstanding at October 31,
    1995.....................    2,624   $ 278,008,422
                                ======   =============

 Transactions in options written on U.S. Treasury bond futures were as follows:

                                                      FACE VALUE        NET
                                                      COVERED BY     PREMIUMS
                                                    WRITTEN OPTIONS  RECEIVED
                                                    --------------- -----------
   Outstanding at October 31, 1994.................  $ 40,400,000   $   644,438
   Written.........................................   112,900,000     1,597,875
   Terminated in closing purchase transactions.....   (80,400,000)     (977,938)
   Exercised.......................................   (72,900,000)   (1,264,375)
                                                     ------------   -----------
   Outstanding at October 31, 1995.................  $         --   $        --
                                                     ============   ===========

 Transactions in options purchased on U.S. Treasury bond futures were as follows:

                               FACE VALUE         NET
                               COVERED BY       PREMIUMS
                            PURCHASED OPTIONS     PAID
                            ----------------- ------------
   Outstanding at October
    31, 1994...............   $          --   $         --
   Purchased...............     670,632,000     13,106,911
   Terminated in closing
    purchase transactions..    (629,024,000)   (12,317,498)
   Expired.................     (10,600,000)       (22,781)
                              -------------   ------------
   Outstanding at October
    31, 1995...............   $  31,008,000   $    766,632
                              =============   ============

 The aggregate cost of the investment portfolio for federal income tax purposes was $1,163,036,654. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $26,317,754. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,095,629 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $777,875.

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under an Advisory agreement between the Fund and GNA Capital Management, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee calculated based upon the Fund's average daily net assets equal to an annual rate of .65% of the first $500 million, .60% of the next $250 million, .55% of the next $500 million, .50% of the next $250 million and .45% of average daily net assets over $1.5 billion. The Advisory agreement also provides that if, in any fiscal year, the total of certain specified expenses of the Fund

--------------------------------------------------------------------------------

22                                               Investors Trust Government Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Fund for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Fund during such fiscal year. The total management fee for the fiscal year ended October 31, 1995 was $7,200,544, which was equivalent to an annual effective rate of .60%.

 GNA Distributors, Inc., (the "Distributor") receives a monthly distribution fee from the Fund calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. A shareholder servicing fee is also imposed on both Class A and Class B shares of the Fund equal to specified costs incurred by the Distributor, but in no event to exceed .25% of the average daily net assets of the Fund. The shareholder servicing fee is in addition to the .75% distribution fee. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholder's shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Fund, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

 With respect to Class B shares, a contingent deferred sales charge ("withdrawal fee") of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Fund's Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributor's cost of funds for financing advances made under the Plan. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. The total amount of carryover expenses outstanding since inception of the Plan as of October 31, 1995, for which the Distributor intends to seek repayment is approximately $39 million.

 Total distribution fees and shareholder servicing fees for the fiscal year ended October 31, 1995 were $8,792,620 and $2,265,857 ($44,509 Class A,
$2,221,348 Class B), respectively.

 The Trust pays each Trustee not affiliated with the Adviser: (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. These amounts are allocated among the funds principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Fund who is affiliated with the Adviser.

5. CHANGE IN SUB-ADVISER. The Sub-Adviser, BlackRock Financial Management, Inc., a registered investment adviser, was retained by the Adviser to act as portfolio manager of the Fund by the Trust's Board of Trustees on March 17, 1995, effective April 1, 1995. The new sub-advisory agreement was approved by vote of the shareholders of the Trust on June 16, 1995. As portfolio manager, the Sub-Adviser is responsible for the actual investment

--------------------------------------------------------------------------------

Investors Trust Government Fund                                              23
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees. Prior to April 1, 1995, Weiss, Peck & Greer Advisers, Inc. served as the Fund's sub-adviser.

6. CONTINGENCY. On September 19, 1994, a lawsuit was filed in the United States District Court for the Southern District of California (The Court) against the Fund, the Adviser, the Distributor, GNA Corporation, (the parent company of the Adviser and the Distributor), and Weiss, Peck & Greer Advisers, Inc. (the Fund's former sub-adviser) (Collectively the Defendants). The lawsuit alleged, among other things, that in connection with the Fund's investment in mortgage-backed securities known as "inverse floater IO's" and "support PO's", the Fund failed to comply with its stated investment objective and to disclose the Fund's investment therein. On October 23, 1995 the Court preliminarily approved a settlement among the parties in the amount of $7.3 million. A final settlement hearing is scheduled for February 12, 1996. Shareholders who owned shares between January 1, 1992 and November 8, 1994 may be entitled to participate in this settlement fund. No portion of the settlement fund is being paid for by the Trust or the Fund and, in management's opinion the settlement of the litigation will have no impact on the Fund's net asset value. The Defendants assert that the settlement was made to avoid the expense and uncertainty of litigation and deny that the Defendants engaged in any activities which were not properly disclosed or authorized.


-------------------------------------------------------------------------------

24                                              Investors Trust Government Fund
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Investors Trust Government Fund

 We have audited the accompanying statement of assets and liabilities of Investors Trust Government Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Trust Government Fund as of October 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Boston, Massachusetts                   [SIGNATURE OF COOPERS & LYBRAND L.L.P.]
December 18, 1995

-------------------------------------------------------------------------------

                             INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

      For more information about the Investors Trust mutual funds and to obtain a prospecuts containing complete information including fees and expenses or a copy of the annual report for any of the funds shown here, call us at 1-800-656-6626

                             ADJUSTABLE RATE FUND

Investing primarily in adjustable rate securities including, but not limited to, adjustable rate mortgage securities, this Fund seeks to produce a high level of current income consistent with limiting fluctuations in the net value of the Fund shares. Conservative investors seeking higher rates of return than those offered by money market funds should consider the Adjustable Rate Fund. Sub-Adviser: Standish, Ayer & Wood, Inc.

                                GOVERNMENT FUND

This Fund seeks to produce a high level of current income consistent with safety of principal. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The government guarantee applies only to the payment of principal and interest to the Fund and not to the value of the Fund's shares, which will fluctuate and could be more or less than the purchaser's cost.
Sub-Adviser: BlackRock Financial Management, Inc.

                                 TAX FREE FUND

This Fund invests primarily in tax-exempt debt obligations and seeks to produce a high level of income exempt from federal income tax as is consistent with preservation of capital. This Fund invests primarily in investment-grade debt obligations.
Sub-Adviser: Brown Brothers Harriman & Co.

                                  VALUE FUND

This equity income fund seeks to provide an above-average level of dividend income and long-term growth of capital by investing primarily in medium to large capitalization companies with established operating histories and potential for dividend growth.
Sub-Adviser: Duff & Phelps Investment Management Co.

                                  GROWTH FUND

This Fund invests primarily in medium capitalization companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index over the long term.
Sub-Adviser: Value Line, Inc.

*State and local taxes may apply. For certain investors, a portion of the income may be subject to the alternative minimum tax.

[LOGO]
GNA Distributors, Inc.

Two Union Square . P.O. Box 450
Seattle, Washington 98111-6490






                             INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

                                GOVERNMENT FUND

                                 ANNUAL REPORT
                               -----------------
                               October 31, 1995

















                      The Investors Trust Family of Funds
                     is offered by GNA Distributors, Inc.

                                 TAX FREE FUND
[PHOTO APPEARS HERE]
                               Chairman's Message

Dear Shareholder:

I am pleased to present this annual report of your Investors Trust Mutual Fund, which covers the twelve month period ending October 31, 1995. Included with this report is a discussion of the Fund's performance and an interview with the Fund's Sub-Adviser. As an introduction to that report, I offer you my perspective on the financial markets.

Financial Markets Perspective

What a difference a year makes! The dominant theme in the domestic financial markets over the last twelve months seems to have been an increasing acceptance of the so-called "Fed engineered soft landing." This refers to the idea that the Federal Reserve's management of short-term interest rates via monetary policy decisions has slowed the growth rate of the economy to a more sustainable, low-inflation level, without pushing the economy into a recession. Comparing growth rates on a year-over-year basis as of September 1995 and September 1994, the Gross Domestic Product (GDP) growth rate was 3.3% this year, down from 4.4% a year ago, and the Consumer Price Index (CPI) growth rate was 2.5% this year, down from 3.0% last year.

This slower economic growth with lower inflation resulted in lower intermediate and long-term interest rates, which helped produce above average stock and bond market returns for the last twelve months. During this period, the stock market, as measured by the S&P 500 Stock Index, had a total return of +26.41%, and the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +15.65%. As welcome as these market returns have been this year, particularly in comparison to last year's below average returns, please understand that they are well above average, and thus not sustainable on a long-term basis.


(Continued on next page)



                        Annual Report--October 31, 1995

Additional Information

If you are interested in additional information about the Investors Trust Mutual Funds, please contact your Investors Trust Representative, or call Investors Trust Services toll-free at 1-800-656-6626 and select option 2.


Thank you for investing with Investors Trust.


Sincerely,

[SIGNATURE OF PATRICK E. WELCH]

Patrick E. Welch
Chairman

-------------------------------------------------------------------------------

                                INVESTORS TRUST

                                 TAX FREE FUND

                                 Annual Report

                               October 31, 1995


TRUSTEES AND OFFICERS                    INVESTMENT ADVISER
 PATRICK E. WELCH                         GNA CAPITAL MANAGEMENT, INC.
 Trustee, Chairman of the Board,          Seattle, Washington
 President and CEO
 ROBERT E. JOHNSON                       INVESTMENT SUB-ADVISER
 Trustee                                  BROWN BROTHERS HARRIMAN & CO.
 PIERCE T. LINDBERG                       New York, New York
 Trustee
 EDWARD R. MCMILLAN                      DISTRIBUTOR
 Trustee                                  GNA DISTRIBUTORS, INC.
 GEOFFREY S. STIFF                        Seattle, Washington
 Senior Vice President and Treasurer
 CHARLES A. KAMINSKI                     COUNSEL
 Senior Vice President                    GOODWIN, PROCTER & HOAR
 VICTOR C. MOSES                          Boston, Massachusetts
 Senior Vice President
 THOMAS W. CASEY                         CUSTODIAN & TRANSFER AGENT
 Vice President and Controller            STATE STREET BANK AND TRUST COMPANY
 EDWARD J. WILES, JR.                     Boston, Massachusetts
 Vice President and Secretary
 KARRI J. HARRINGTON                     INDEPENDENT ACCOUNTANTS
 Assistant Secretary                      COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts



This report is prepared for the shareholders of the Investors Trust Tax Free Fund. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.

                      (This page intentionally left blank)

Investors Trust Tax Free Fund                                                  3
--------------------------------------------------------------------------------

                                FROM THE ADVISER
                                ----------------

                          GNA CAPITAL MANAGEMENT, INC.

 For the twelve month period ended October 31, 1995, the 10-year AA-rated General Obligation Municipal Bond yield fell from 5.79% to 4.83%, a decline of 0.96%. This caused bond prices, which move in the opposite direction of yields, to rise during the period. Bond price increases supplemented coupon interest income, so that for the twelve month period, the unmanaged Lehman Brothers 10-year General Obligation Municipal Bond Index total return was +14.49%.


 In this environment, the Fund's NAV (net asset value) increased from $10.59/$10.60 to $11.31/$11.32 (for Class A/B shares, respectively), the SEC 30-day yield declined from 5.86%/6.14% to 5.46%/5.71%, and the total return was +12.24%/+12.33%. In comparison, the Morningstar Municipal Bond-National fund average total return which covers 457 funds was +12.24%.

 The enclosed interview with the Fund's sub-adviser contains more information about the Fund's performance and investment strategy.

 The Fund uses a managed dividend distribution policy which allows the dividend payouts to be somewhat constant, so that those shareholders receiving their dividends in cash have some predictability to their monthly dividend checks. In order to keep the dividend payouts in line with the income generated by the Fund's portfolio, Fund management periodically reviews and adjusts the dividend distribution rate. Because fluctuating financial markets nullify attempts to make this review and adjustment process exact, the Fund's distributions will, on occasion, include a tax return of capital. We anticipate a return of capital for 1995 of approximately $0.01 per share.

                       [PERFORMANCE CHART APPEARS HERE]

Performance of a $10,000 investment since inception of the Investors Trust Tax Free Fund (9/93)

--------------------------------------------------------------------------------
     MONTH       ITTFA       ITTFB     LB10GOI        MMBN
     -----       -----       -----     -------        ----
  Aug 1993     $10,000     $10,000     $10,000     $10,000
  Sep 1993     $10,030     $10,034     $10,125     $10,111
  Oct 1993     $10,054     $10,043     $10,138     $10,127
  Nov 1993     $ 9,971     $ 9,954     $10,065     $10,043
  Dec 1993     $10,162     $10,147     $10,278     $10,226
  Jan 1994     $10,283     $10,261     $10,408     $10,333
  Feb 1994     $10,011     $ 9,983     $10,081     $10,093
  Mar 1994     $ 9,725     $ 9,683     $ 9,710     $ 9,726
  Apr 1994     $ 9,712     $ 9,673     $ 9,830     $ 9,763
  May 1994     $ 9,835     $ 9,789     $ 9,908     $ 9,841
  Jun 1994     $ 9,795     $ 9,743     $ 9,854     $ 9,795
  Jul 1994     $ 9,965     $ 9,907     $10,012     $ 9,944
  Aug 1994     $ 9,998     $ 9,940     $10,061     $ 9,972
  Sep 1994     $ 9,884     $ 9,827     $ 9,918     $ 9,841
  Oct 1994     $ 9,753     $ 9,697     $ 9,788     $ 9,690
  Nov 1994     $ 9,620     $ 9,565     $ 9,597     $ 9,521
  Dec 1994     $ 9,793     $ 9,737     $ 9,755     $ 9,713
  Jan 1995     $10,032     $ 9,974     $ 9,998     $ 9,951
  Feb 1995     $10,296     $10,236     $10,288     $10,203
  Mar 1995     $10,427     $10,366     $10,447     $10,290
  Apr 1995     $10,432     $10,371     $10,453     $10,301
  May 1995     $10,742     $10,679     $10,784     $10,577
  Jun 1995     $10,614     $10,561     $10,710     $10,496
  Jul 1995     $10,659     $10,597     $10,863     $10,569
  Aug 1995     $10,809     $10,746     $11,012     $10,675
  Sep 1995     $10,814     $10,760     $11,088     $10,732
  Oct 1995     $10,946     $10,892     $11,205     $10,869
--------------------------------------------------------------------------------
Investors Trust Tax Free Fund -- A shares (ending value: $10,946)
Investors Trust Tax Free Fund -- B shares (ending value: $10,892)
Lehman Brothers 10-Year General Obligation Municipal Bond Index (ending value: $11,205)
Morningstar Municipal Bond -- National Fund Average (ending value: $10,869)

 Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 -------------------------------------------------------------------------------

4                                                 Investors Trust Tax Free Fund
-------------------------------------------------------------------------------

                             FROM THE SUB-ADVISER
                             --------------------

                         BROWN BROTHERS HARRIMAN & CO.
                      PORTFOLIO MANAGER: BARBARA BRINKLEY

WHAT HAPPENED IN THE MARKET OVER THE LAST 12 MONTHS (NOV94-OCT95)?

 Last year's fears of surging growth, rising inflation, and tighter monetary policy have given way to a much friendlier fixed-income market environment in 1995. Municipal rates have fallen sharply amid slower economic activity, receding inflation pressures, and easing monetary policy. While yields dropped by 0.50% on one-year maturities, yields fell by 0.90% on intermediate and longer maturities. As a result, the slope of the 1-30 year municipal yield curve flattened to 1.95% from 2.35%.

 The municipal market turned wary in the second quarter, beset by an array of worries, including: a variety of potential tax reform proposals, the evolving Orange County, California, bankruptcy, and strong competition from a surging equity market. Some investors shifted to shorter maturities, which they believed would be unaffected by enactment of any tax reform proposals. A surprise has been the tepid level of investment demand, despite a high level of coupon and maturity payments.

 With the lowest interest rates in more than a year, municipalities have begun to increase their number of bond issues to fund new construction projects and to refund older, higher coupon debt. For the year, new issue long-term debt (bonds with maturities of more than one year) was $142 billion, down $45.5 billion from last year, and replacing only 88% of the municipals that matured in the period.

WHAT HAPPENED IN THE FUND OVER THE LAST 12 MONTHS (NOV94-OCT95)?

 The Fund's total net assets grew from $19.3 million to $23.7 million, reflecting a combination of new investments and higher market values. The Fund's exposure to interest rate risk (duration) rose from 6.4 years at the beginning of the fiscal year to an April high of 6.5 years. Our portfolio's credit quality averaged high Aa, with more than 60% of the portfolio fully backed by US Government securities held in escrow by a bond trustee. We broadened our geographic diversification and concentrated our holdings in the 10-20 year maturity range, using call-protected premium coupons. As assets grew, we added to many of our existing positions, thereby improving marketability and minimizing operating costs. We managed our sales transactions to incur no net capital gains tax liability. We do not use derivatives.

WHAT IS YOUR CURRENT MARKET OUTLOOK?

 In the coming quarters, we expect that US economic activity will improve, inflation will remain low, monetary policy will remain stable, and a fiscal policy will be adopted to reduce the deficit.

 In our view, the municipal market is fairly pricing the economic fundamental and tax reform uncertainties that are likely to persist in the coming months. Tax reform worries will likely keep demand firm for intermediate municipals. At the same time, longer maturities are already pricing in a level of tax reform that is not probable and offer good long-term value.

-------------------------------------------------------------------------------

Investors Trust Tax Free Fund                                                 5
-------------------------------------------------------------------------------

HOW IS THE FUND POSITIONED TO BENEFIT FROM YOUR CURRENT MARKET OUTLOOK?

 The portfolio is now positioned with a duration of 6.2 years, or 103% of duration neutrality which is 6.0. In comparison, the duration of a par-priced, 10 year AA general obligation municipal bond was 7.9 years on 10/31/95. The maturities of this portfolio are concentrated in the seven to 20 year range. We believe this is the maturity area of greatest value relative to taxable yields as it already prices in a level of tax reform that is not probable, it locks in the high tax-free yields of the steepest part of the municipal yield curve, and it will benefit from lower yields over time. Our average credit quality is Aa+, with more than 60% of our portfolio backed by US Treasury securities held in escrow. Our high credit quality and broad geographic diversification are designed to protect against event risk which could arise from a local economic or political development, or from a natural disaster. Our average coupon is more than seven percent. We prefer call-protected premium coupons for their greater tax-free yields to maturity, for their more defensive characteristics, and for their avoidance of the unfavorable tax effects of market-discount bonds.

WHAT ARE YOUR THOUGHTS ON CURRENT FEDERAL TAX REFORM PROPOSALS AND THEIR LIKELY IMPACT ON THE FUND?

 In our view, tax reform worries have been a major factor in shaping the municipal yield curve and in provoking market wariness. After a summer hiatus, Congressional rhetoric concerning various potential tax reforms heated up in September as the Kemp commission began hearings. Some investors sought refuge from tax reform worries by purchasing intermediate maturities which carry a superior yield to short maturities, and which are seen as still safe in a worst case tax reform outcome.

 It appears that some kind of "Reform" is reasonably likely, but its character and scope are apt to be a yet-to-be determined blend of attributes. However, the revenue impact and the loss of popular deductions are powerful disincentives for enactment of the more extreme proposals.

 In our view, longer-intermediate maturities are already pricing in a level of tax reform that is not probable and offer good long-term value.

-------------------------------------------------------------------------------

6                                                  Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
LONG-TERM MUNICIPAL INVESTMENTS
ALABAMA                                           0.4
  Birmingham Alabama North Medical Clinic Board
   Revenue,
   6.625%, April 1, 2000 *.....................            60,000        63,721
  Jefferson County Alabama, 9.750%, October 1,
   2004 [Series A] *...........................            25,000        31,999
                                                                    -----------
                                                                         95,720
                                                                    -----------
ALASKA                                            0.2
  North Slope Borough Alaska, 10.000%, June 30,
   2001 *......................................            30,000        37,994
                                                                    -----------
ARIZONA                                           0.8
  Maricopa County Arizona, 6.250%, July 1,
   2002........................................           175,000       192,141
                                                                    -----------
ARKANSAS                                          1.6
  Arkansas Housing Development Agency, 8.375%,
   July 1, 2010 *..............................           205,000       250,297
  Pulaski County Arkansas Hospital Revenue,
   9.250%, March 1, 2010 *.....................           105,000       135,898
                                                                    -----------
                                                                        386,195
                                                                    -----------
CALIFORNIA                                        5.4
  California State, 5.750%, April 25, 1996.....           100,000       100,939
  California State, 8.750%, May 1, 2004........           110,000       139,506
  Sacramento California Municipal Utility
   District Electric Revenue, 9.000%, April 1,
   2013 [Series M] *...........................           595,000       773,982
  San Diego California Hospital Revenue,
   8.875%, February 1, 2011 *..................           210,000       265,247
                                                                    -----------
                                                                      1,279,674
                                                                    -----------
COLORADO                                          2.8
  Denver Colorado City and County Single-Family
   Mortgage Revenue [Series 1978A], 7.000%,
   August 1, 2010 *............................           415,000       461,372
  Loveland Colorado, 8.875%, November 1,
   2005 *......................................           165,000       207,894
                                                                    -----------
                                                                        669,266
                                                                    -----------
CONNECTICUT                                       4.4
  Connecticut State Health and Educational
   Facility Authority,
   7.000%, July 1, 2012 *......................           560,000       620,245
  Connecticut State Housing Finance Authority,
   6.050%, May 15, 2014........................           410,000       411,677
                                                                    -----------
                                                                      1,031,922
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                  7
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
DELAWARE                                          1.0
  Delaware Transportation Authority
   Transportation Systems Revenue, 6.100%, July
   1, 2002.....................................           110,000       118,719
  Georgetown Delaware, 6.800%, June 1, 2021 **.           100,000       111,500
                                                                    -----------
                                                                        230,219
                                                                    -----------
FLORIDA                                           7.5
  Broward County Florida, 6.200%, January 1,
   2007 [Series C].............................            25,000        26,873
  Dade County Florida Health Facilities
   Authority Hospital Revenue, 6.400%, May 1,
   2001 *......................................           100,000       109,779
  Florida State, Jacksonville Transportation
   Authority,
   5.900%, July 1, 2004........................           200,000       215,528
  Florida State, Broward County Expressway
   Authority,
   6.500%, July 1, 2003 [Series A].............           675,000       698,908
  Florida State, Broward County, 10.000%, July
   1, 2014.....................................           235,000       352,667
  Gainesville Florida Utilities Systems
   Revenue,
   8.125%, October 1, 2014 *...................           175,000       216,342
  Jacksonville Florida Electric Authority
   Revenue,
   6.500%, October 1, 2003 [Series 10].........           135,000       151,471
                                                                    -----------
                                                                      1,771,568
                                                                    -----------
GEORGIA                                           2.5
  Clarke County Georgia Hospital Authority
   Revenue,
   9.875%, January 1, 2006 *...................            80,000       107,544
  Columbus Georgia Medical Center Hospital
   Authority Revenue, 7.750%, July 1, 2010 *...           285,000       334,387
  Gwinnett County Georgia Water and Sewage
   Authority Water Revenue, 9.600%, October 1,
   2004 *......................................           115,000       152,872
                                                                    -----------
                                                                        594,803
                                                                    -----------
HAWAII                                            1.0
  Honolulu Hawaii City and County, 7.250%, July
   1, 2002.....................................           200,000       229,744
                                                                    -----------
IDAHO                                             2.2
  Idaho Falls Idaho Electric Revenue, 10.375%,
   April 1, 2013**.............................           350,000       510,573
                                                                    -----------
ILLINOIS                                          6.9
  Chicago Illinois Motor Fuel Tax Revenue,
   6.500%, January 1, 2016 **..................            20,000        21,872
  Chicago Illinois Public Building Revenue,
   7.500%, January 1, 2002 *...................           500,000       555,230
  Chicago Illinois Wastewater Transmission
   Revenue,
   6.300%, January 1, 2012 **..................            20,000        22,317

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8                                                  Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
ILLINOIS, CONTINUED
  Chicago Illinois Wastewater Transmission
   Revenue,
   7.200%, November 15, 2019 **................            90,000       101,311
  Des Plaines Illinois Hospital Facility
   Revenue,
   10.750%, January 1, 2014 **.................           115,000       154,803
  Illinois State, 6.750%, April 1, 2005........            50,000        52,805
  Illinois State Sales Tax Revenue, 6.000%,
   June 15, 2003 [Series S]....................           195,000       209,648
  Schaumburg Illinois, 6.000%, December 1,
   2005........................................           430,000       458,530
  Waukegan Illinois Water and Sewer Revenue,
   7.500%, May 1, 2006 *.......................            50,000        59,844
                                                                    -----------
                                                                      1,636,360
                                                                    -----------
INDIANA                                           3.8
  Highland Indiana School Building Corporation,
   7.000%, July 15, 2008 **....................           400,000       458,480
  Indiana Transportation Finance Authority
   Highway Revenue,
   6.900%, June 1, 2000 [Series A].............           300,000       327,831
  Indiana University Revenue, 10.125%, July 1,
   2010 [Series N] **..........................            35,000        44,646
  Wawasee Community School Corporation Indiana
   Participation Certificates, 7.650%, April 1,
   2007 **.....................................            55,000        61,689
                                                                    -----------
                                                                        892,646
                                                                    -----------
IOWA                                              4.7
  Muscatine Iowa Electric Revenue, 9.700%,
   January 1, 2013 *...........................           815,000     1,114,187
                                                                    -----------
KENTUCKY                                          1.5
  Kentucky State Turnpike Authority Economic
   Development, 5.625%, July 1, 2010...........           355,000       363,051
                                                                    -----------
LOUISIANA                                         2.2
  Jefferson Parish Louisiana Hospital Service,
   7.250%, January 1, 2009 *...................           465,000       526,668
                                                                    -----------
MAINE                                             0.8
  Maine Municipal Bond Bank Sewer and Water
   Revenue,
   7.200%, November 1, 2013 [Series A] **......           100,000       115,363
  Maine Municipal Bond Bank,
   7.100%, November 1, 2007 [Series D] **......            10,000        11,176
  Maine Municipal Bond Bank,
   7.200%, November 1, 2020 [Series B] **......            65,000        73,915
                                                                    -----------
                                                                        200,454
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                  9
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
MASSACHUSETTS                                     4.2
  Massachusetts Bay Transportation Authority
   Massachusetts,
   7.250%, March 1, 2003 [Series A]............           100,000       112,696
  Massachusetts State Port Authority Revenue,
   13.000%, July 1, 2013 *.....................           365,000       613,977
  Massachusetts State, 6.750%, August 1, 2009
   [Series C]..................................           250,000       273,395
                                                                    -----------
                                                                      1,000,068
                                                                    -----------
MICHIGAN                                          2.3
  Michigan State Hospital Finance Authority
   Revenue,
   7.125%, May 1, 2009 *.......................           305,000       343,884
  Michigan State Hospital Finance Authority
   Revenue,
   9.000%, May 1, 2008 *.......................           160,000       207,997
                                                                    -----------
                                                                        551,881
                                                                    -----------
MINNESOTA                                         1.4
  Rochester Minnesota Health Care Facilities
   Revenue,
   6.250%, November 15, 2014...................           300,000       313,026
  Western Minnesota Municipal Power Agency,
   Minnesota Power Supply, 10.250%, January 1,
   2015 [Series A] **..........................            25,000        29,406
                                                                    -----------
                                                                        342,432
                                                                    -----------
MISSISSIPI                                        1.0
  Mississippi State, 6.200%, February 1,
   2008 *......................................           225,000       242,003
                                                                    -----------
MISSOURI                                          0.1
  Lees Summit Missouri Water and Sewer Revenue,
   10.000%, July 1, 2014 [Series 1984 A] **....            20,000        24,600
                                                                    -----------
NEVADA                                            0.7
  Clark County Nevada School District, 8.250%,
   May 1, 2000.................................           150,000       172,685
                                                                    -----------
NEW HAMPSHIRE                                     0.8
  New Hampshire Municipal Bond Bank,
   7.000%, January 15, 2010 [Series A] **......           150,000       167,556
  New Hampshire Municipal Bond Bank State
   Guaranteed,
   6.800%, January 15, 2009 [Series B] **......            25,000        27,736
                                                                    -----------
                                                                        195,292
                                                                    -----------
NEW JERSEY                                        1.3
  Atlantic County New Jersey Improvement
   Authority Lease Revenue, 7.400%, March 1,
   2012*.......................................           150,000       180,987
  New Jersey Economic Development Authority
   Market,
   7.000%, July 1, 2004........................           100,000       115,747
                                                                    -----------
                                                                        296,734
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
NEW MEXICO                                        2.6
  Farmington New Mexico Power Revenue,
   9.875%, January 1, 2013 **..................           400,000       537,708
  Farmington New Mexico Utility Systems
   Revenue,
   9.875%, January 1, 2008 *...................            60,000        79,996
                                                                    -----------
                                                                        617,704
                                                                    -----------
NEW YORK                                          6.0
  New York City, 6.000%, August 1, 2006 *......           300,000       315,240
  New York State, 7.100%, March 1, 2004........            50,000        56,303
  New York State Dormitory Authority Revenue,
   6.749%, May 15, 2011........................           165,000       194,400
  New York State Dormitory Authority Revenue,
   7.375%, July 1, 2016 *......................           185,000       216,339
  New York State Environmental Facilities
   Corporation,
   6.800%, November 15, 2010...................           200,000       222,588
  New York State Housing Finance Agency,
   6.400%, November 1, 2003 [Series A] *.......           175,000       189,793
  New York State Local Government Assistance,
   6.750%, April 1, 2002 [Series A]............            45,000        49,769
  New York State Local Government Assistance,
   7.250%, April 1, 2007.......................           100,000       112,799
  New York State Local Government Assistance
   Corporation,
   6.000%, April 1, 2005 [Series C]............            50,000        53,611
                                                                    -----------
                                                                      1,410,842
                                                                    -----------
NORTH CAROLINA                                    1.2
  North Carolina Municipal Power Agency Number
   One Catawba, 10.500%, January 1, 2010 *.....           205,000       287,010
                                                                    -----------
OHIO                                              2.2
  Columbus Ohio, 5.250%, September 15, 2011....           270,000       266,836
  Columbus Ohio, 6.000%, July 1, 2008 [Series
   2]..........................................            50,000        53,297
  Ohio State Water Development Authority
   Revenue,
   7.000%, December 1, 2009 *..................           190,000       212,701
                                                                    -----------
                                                                        532,834
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 11
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
PENNSYLVANIA                                      5.1
  Allegheny County Pennsylvania Hospital
   Development Authority, 7.375%, July 1, 2012
   [Series N] *................................           150,000       172,611
  Pennsylvania Intergovernmental Cooperative
   Authority,
   6.800%, June 15, 2012 **....................            50,000        56,367
  Pennsylvania State Turnpike Commission
   Turnpike Revenue, 7.150%, December 1, 2011
   [Series J] **...............................            25,000        28,944
  Philadelphia Pennsylvania Hospitals and
   Higher Education Facilities, 6.500%,
   February 15, 2021 [Series A] **.............           325,000       364,195
  Philadelphia Pennsylvania Hospitals Authority
   Revenue,
   9.875%, July 1, 2010 **.....................           170,000       234,738
  Philadelphia Pennsylvania Regional Port
   Authority Lease Revenue, 7.150%, August 1,
   2020 **.....................................            30,000        33,526
  Pittsburgh Pennsylvania Water and Sewer
   Authority,
   Water and Sewer, 7.250%, September 1,
   2014 *......................................           265,000       307,981
                                                                    -----------
                                                                      1,198,362
                                                                    -----------
RHODE ISLAND                                      3.3
  Convention Center Authority Rhode Island
   Revenue,
   6.300%, May 15, 2004 [Series A] **..........            45,000        49,752
  Convention Center Authority Rhode Island
   Revenue,
   6.700%, May 15, 2020 [Series A] **..........           625,000       703,144
  Rhode Island Depositors Economic Protection,
   7.100%, August 1, 2018 [Series A] **........            35,000        40,200
                                                                    -----------
                                                                        793,096
                                                                    -----------
SOUTH CAROLINA                                    3.2
  South Carolina State Public Service Authority
   Revenue,
   6.500%, July 1, 2024 [Series D]**...........           195,000       219,529
  Spartanburg South Carolina Waterworks
   Revenue,
   6.000%, June 1, 2005........................           500,000       532,500
                                                                    -----------
                                                                        752,029
                                                                    -----------
TENNESSEE                                         0.4
  Metropolitan Government Nashville and
   Davidson,
   9.600%, July 1, 2005 [Series N] *...........            65,000        88,473
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
TEXAS                                             4.4
  Arlington Texas Independent School District,
   5.900%, February 15, 2003...................           350,000       373,002
  Austin Texas Utility Systems Revenue,
   7.250%, November 15, 2003...................            50,000        54,603
  Austin Texas Utility Systems Revenue,
   11.125%, November 15, 2009 **...............            35,000        43,710
  Austin Texas Utility Systems Revenue,
   9.500%, May 15, 2015 [Series A] **..........            65,000        78,340
  Austin Texas Utility Systems Revenue,
   10.750%, May 15, 2015 **....................            30,000        37,647
  Gulf Coast Waste Disposal Authority Texas,
   8.375%, June 1, 2005 *......................           100,000       127,199
  Houston Texas Water Systems Revenue,
   7.300%, December 1, 2006 *..................           100,000       120,905
  Lamar University Texas Revenue, 7.000%, April
   1, 2006 *...................................            35,000        41,126
  San Antonio Texas Water Revenue, 7.125%, May
   1, 2016 **..................................            25,000        27,647
  Texas A&M University Revenue, 9.400%, June 1,
   2004 *......................................            40,000        52,950
  Texas A&M University Revenue, 9.400%, June 1,
   2006 *......................................            55,000        75,191
                                                                    -----------
                                                                      1,032,320
                                                                    -----------
UTAH                                              1.2
  Intermountain Power Agency Utah Power Supply,
   7.200%, July 1, 2011 [Series A] **..........            10,000        11,166
  Utah State Municipal Finance Cooperative
   Local Government Revenue, 7.000%, June 1,
   2016 **.....................................           250,000       283,153
                                                                    -----------
                                                                        294,319
                                                                    -----------
VIRGINIA                                          0.6
  Richmond Virginia Metropolitan Authority
   Expressway Revenue, 7.000%, October 15,
   2013 *......................................           115,000       130,404
                                                                    -----------
WASHINGTON                                        4.7
  Seattle Washington Municipality Metropolitan
   Seattle,
   6.875%, January 1, 2031 [Series T] **.......            40,000        44,655
  Snohomish County Washington Public Utility
   District Number 001, 6.375%, January 1,
   2005 *......................................            20,000        22,156
  Washington State Public Power Supply Systems
   Nuclear,
   5.300%, July 1, 2009 [Series C].............           750,000       712,845
  Washington State Public Power Supply Systems
   Nuclear,
   7.200%, July 1, 2002 [Series B].............           100,000       110,040
  Washington State, 6.100%, February 1, 2005
   [Series A]..................................           200,000       214,358
                                                                    -----------
                                                                      1,104,054
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                13
-------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                % OF NET PRINCIPAL    MARKET
                                                 ASSETS  AMOUNT ($)  VALUE ($)
                                                -------- ---------- -----------
WEST VIRGINIA                                      1.6
  West Virginia State Board Regents Revenue,
   7.250%, April 1, 2014 [Series B] **.........           240,000       262,742
  Wood County West Virginia Building Commission
   Revenue, 6.625%, January 1, 2006 *..........           115,000       124,162
                                                                    -----------
                                                                        386,904
                                                 -----              -----------
  Total Long-Term Municipal Investments
         (Cost $23,040,929)....................   98.0               23,217,231
                                                                    -----------
SHORT-TERM MUNICIPAL INVESTMENT                    1.7
  New York City, 3.900(a), August 1, 2022
         (final maturity date)
         (Cost $400,000).......................           400,000       400,000
                                                 -----              -----------
SUMMARY
  Total municipal investment portfolio
         (Cost $23,440,929)....................   99.7               23,617,231
  Other assets and liabilities, net............    0.3                   75,743
                                                 -----              -----------
NET ASSETS.....................................  100.0              $23,692,974
                                                 =====              ===========

--------
 * Escrowed to maturity: Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designed.
** Prefunded: Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.
(a)Coupon rate is reset daily.

OTHER INFORMATION (UNAUDITED):

 The composition of long-term municipal investments as a percentage of net assets, is as follows:

       S&P/MOODY'S RATING         % OF NET ASSETS
       ------------------         ---------------
           AAA or Aaa                  68.4%
            AA or Aa                   19.6%
               A                        7.2%
           BBB or Baa                    .8%
          SP-1 or MIG1                   .4%
Unrated securities of comparable
  investment quality as above           1.6%
 The Fund had insurance concentrations of 5% or greater as of October 31, 1995
 (as a percentage of net assets) as follows:
              MBIA                     10.4%
             AMBAC                      5.1%

-------------------------------------------------------------------------------
   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

14                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS
Investments, at market value (identified cost, $23,440,929)
 (Notes 2 and 3)................................................. $23,617,231
Cash.............................................................      58,594
Receivables:
  Interest.......................................................     473,153
  Adviser (Note 4)...............................................      34,327
Deferred organization costs (Note 2).............................      35,376
Prepaid expenses (Note 2)........................................      13,729
                                                                  -----------
Total assets.....................................................  24,232,410
                                                                  -----------
LIABILITIES
Payables:
  Investments purchased..........................................     428,124
  Dividends......................................................      30,865
  Accrued distribution fee (Note 4)..............................      21,690
  Accrued management fee (Note 4)................................      11,677
  Other accrued expenses.........................................      47,080
                                                                  -----------
Total liabilities................................................     539,436
                                                                  -----------
NET ASSETS, AT MARKET VALUE...................................... $23,692,974
                                                                  ===========
NET ASSETS
Net assets consist of:
  Accumulated distributions in excess of net investment income
   (Note 2)...................................................... $   (30,865)
  Accumulated net realized loss..................................    (176,365)
  Unrealized appreciation on investments (Notes 2 and 3).........     176,302
  Shares of beneficial interest..................................  23,723,902
                                                                  -----------
NET ASSETS, AT MARKET VALUE...................................... $23,692,974
                                                                  ===========
CLASS A:
NET ASSET VALUE and redemption price per share ($16,025,446
 divided by 1,417,127 outstanding shares of beneficial interest        $11.31
 of no par value)................................................      ======
Maximum offering price per share (100/95.50 of $11.31)...........      $11.84
                                                                       ======
CLASS B:
NET ASSET VALUE and offering price per share ($7,667,528 divided
 by 677,258 outstanding shares of beneficial interest of no par        $11.32
 value)..........................................................      ======

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 15
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
Interest........................................................... $1,059,944
                                                                    ----------
EXPENSES:
  Management fee (Note 4)..........................................    125,333
  Distribution fees (Note 4).......................................     98,096
  Custodian fee....................................................     90,050
  Transfer agent fee...............................................     49,107
  Registration fees................................................     24,000
  Professional fees................................................     19,020
  Amortization for organization costs (Note 2).....................     12,392
  Shareholder reports..............................................      6,928
  Insurance........................................................      1,170
  Trustees fees and expenses (Note 4)..............................        457
  Other............................................................      1,493
                                                                    ----------
Total expenses before reimbursement from Adviser...................    428,046
Reimbursement for expenses from Adviser (Note 4)...................   (428,046)
                                                                    ----------
Expenses, net......................................................         --
                                                                    ----------
Net investment income..............................................  1,059,944
                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from investments...............................   (176,365)
  Net increase in unrealized appreciation of investments during the year............................................................  1,523,607
                                                                    ----------
Net gain on investments............................................  1,347,242
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $2,407,186
                                                                    ==========

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

16                                                 Investors Trust Tax Free Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FOR THE FISCAL YEARS
                                                         ENDED OCTOBER 31,
                                                      ------------------------
                                                         1995         1994
                                                      -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.............................. $ 1,059,944  $   751,057
  Net realized loss from investment transactions.....    (176,365)          --
  Net increase in unrealized appreciation
   (depreciation) of investments
   during the year...................................   1,523,607   (1,358,560)
                                                      -----------  -----------
Net increase (decrease) in net assets resulting from
 operations..........................................   2,407,186     (607,503)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ($.55 and $.45 per share)................    (757,133)    (606,290)
    Class B ($.55 and $.43 per share)................    (302,811)    (144,767)
  Distribution in excess of net investment income
   (Note 2)
    Class A ($.01 and $.11 per share)................      (5,654)    (140,265)
    Class B ($.01 and $.06 per share)................      (1,064)     (30,625)
Increase in net assets from Fund share transactions..   3,079,687    4,464,430
                                                      -----------  -----------
INCREASE IN NET ASSETS...............................   4,420,211    2,934,980
Net assets at beginning of year......................  19,272,763   16,337,783
                                                      -----------  -----------
NET ASSETS AT END OF YEAR (including accumulated
 distributions in excess of net investment income of
 $30,865 and $27,072, respectively).................. $23,692,974  $19,272,763
                                                      ===========  ===========


                                  (CONTINUED)

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Tax Free Fund                                                 17
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                    FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                    ------------------------------------------
                                            1995                  1994
                                    ---------------------  -------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                    --------  -----------  -------  ----------
FUND SHARE INFORMATION
Class A shares
  Sold.............................   78,630  $   880,743   33,197  $  378,566
  Issued in reinvestment of
   distributions...................    2,699       29,828    1,304      14,343
  Redeemed.........................  (12,988)    (139,636)  (4,735)    (52,224)
                                    --------  -----------  -------  ----------
  Net increase.....................   68,341  $   770,935   29,766  $  340,685
                                    ========  ===========  =======  ==========
Class B shares
  Sold.............................  324,101  $ 3,589,195  427,679  $4,797,363
  Issued in reinvestment of
   distributions...................   21,419      235,800   12,036     131,911
  Redeemed......................... (139,086)  (1,516,243) (73,573)   (805,529)
                                    --------  -----------  -------  ----------
  Net increase.....................  206,434  $ 2,308,752  366,142  $4,123,745
                                    ========  ===========  =======  ==========

--------
At October 31, 1995, Employers Reinsurance Corporation, a wholly-owned financial subsidiary of General Electric Capital Services Corporation, owned 1,304,348 Class A shares of the Fund.

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

18                                                Investors Trust Tax Free Fund
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                  FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                 ----------------------------------------------
                                       CLASS A                 CLASS B
                                 ----------------------  ----------------------
                                  1995    1994   1993 +   1995    1994   1993 +
                                 ------  ------  ------  ------  ------  ------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................  $10.59  $11.48  $11.50  $10.60  $11.48  $11.50
                                 ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (a)......     .55     .45     .05     .55     .43     .06
Net realized and unrealized
 gains (losses) on investments.     .73    (.78)    .01     .73    (.82)   (.01)
                                 ------  ------  ------  ------  ------  ------
Total from Investment
 Operations....................    1.28    (.33)    .06    1.28    (.39)    .05
                                 ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
Net investment income..........    (.55)   (.45)   (.05)   (.55)   (.43)   (.03)
Distributions in excess of net
 investment income.............    (.01)   (.11)   (.02)   (.01)   (.06)   (.03)
Tax return of capital..........      --      --    (.01)     --      --    (.01)
                                 ------  ------  ------  ------  ------  ------
Total Distributions............    (.56)   (.56)   (.08)   (.56)   (.49)   (.07)
                                 ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF PERIOD.  $11.31  $10.59  $11.48  $11.32  $10.60  $11.48
                                 ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) **............   12.24   (2.99)    .54   12.33   (3.45)    .43
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses, net, to average
  daily net assets (a).........      --    0.77    1.15*     --    1.14    1.84*
 Net investment income to
  average daily net assets.....    5.01    4.08    2.73*   5.01    3.75    2.27*
 Portfolio turnover............   24.95      --      --   24.95      --      --
Net Assets, end of period
 (millions)....................   $16.0   $14.3   $15.1    $7.7    $5.0    $1.2
(a) Reimbursement for expenses
 from Adviser..................  $0.199  $0.094  $0.002  $0.287  $0.122  $0.003
 Operating expenses ratio
  excluding reimbursement for
  expenses (%).................    1.81    1.62    2.09*   2.56    2.30    2.48*

--------
 + For the period September 8, 1993 (commencement of operations) to October
   31, 1993.
 * Annualized
** A sales charge of 4.5% (maximum) was not reflected in total return calculations for Class A. A contingent deferred sales charge of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations for Class B. Periods less than one year are not annualized.

-------------------------------------------------------------------------------

Investors Trust Tax Free Fund                                                19
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. Investors Trust (the "Trust") is organized as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios, four of which commenced operations as of September 8, 1993 and one, the Government Fund, which commenced operations as of April 22, 1987. These financial statements report on the Tax Free Fund (the "Fund"). Financial statements for the other funds are presented separately.

 Under the Trust's Multiple Class Distribution System (the "Multiple Class Arrangement"), the Fund currently offers to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares). Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

 Securities Valuation. The Fund's municipal investments are appraised or priced by an independent pricing service selected by GNA Capital Management, Inc., the Fund's investment adviser (the "Adviser") and approved by the Trustees of the Fund, which utilizes information with respect to bond transactions in comparable securities and various relationships between securities. Short-term investments are valued at original cost plus accreted discount or accrued interest which approximates market value. If quotations are not available, securities are valued by a method that the Trustees believe accurately reflects fair value.

 Securities Transactions and Related Investment Income. Sales and purchases are accounted for on trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Interest income is accrued pro rata to maturity. All premiums and original issue discount are amortized/accreted for financial and tax accounting purposes.

 Repurchase Agreements. The Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard and Poor's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. The Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Fund. In addition, not more than one-third of the current market value of the Fund's total assets shall constitute secured "loans" by the Fund under repurchase agreements.

 Federal Income Taxes. As a Massachusetts Business Trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other funds. It is the intent of the

-------------------------------------------------------------------------------

20                                                Investors Trust Tax Free Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Fund to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, the Fund paid no federal taxes and no federal income or excise tax provision was required. As of October 31, 1995 the Fund has a net tax basis capital loss carryforward of $176,365, which may be applied against any realized taxable gains until its expiration date of October 31, 2003.

 Distribution of Income and Gains. The Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. Distributions from net short-term gains are declared and paid monthly. Long-term realized gains in excess of any available capital loss carryforward would be taxable to the Fund if not distributed and, therefore, will be declared and paid to its shareholders annually.

 Capital Accounts. The Fund reports the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

 Deferred Organization and Registration Costs. Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are being amortized over a 60 month period on a straight-line basis. Costs incurred for the subsequent registration of shares will be amortized on a straight-line basis over the lesser of the duration of the registration period or 12 months.

 Expenses. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the funds principally based on their relative net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. PURCHASES AND SALES OF SECURITIES. During the fiscal year ended October 31, 1995 purchases and sales of municipal securities, excluding short-term securities and repurchase agreements, totalled $8,680,423 and $5,089,700, respectively.

 The aggregate cost of the investment portfolio for federal income tax purposes was $23,440,929. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $176,302. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $291,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $115,033.

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under an Advisory agreement between the Fund and the Adviser, the Fund agrees to pay the Adviser a fee calculated based upon the Fund's average daily net assets, equal to an annual rate of .60% of the first $20 million, .50% of the next $80 million and .45% of average daily net assets in excess of $100 million. The Adviser had agreed to reimburse the Fund for expenses incurred by the Fund to the extent that such expenses exceed specified percentages of average daily net assets during the fiscal year ended October

-------------------------------------------------------------------------------

Investors Trust Tax Free Fund                                                21
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

31, 1995. The expense reimbursement may be extended or modified by the Adviser. The Advisory agreement also provides that if, in any fiscal year, the total of certain specified expenses of the Fund exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Fund for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Fund during such fiscal year. The total management fee for the fiscal year ended October 31, 1995 was $125,333. The expenses reimbursed for the fiscal year ended October 31, 1995 were $428,046 ($0.199 per share for Class A, $0.287 per share for Class B). The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

 The Adviser retained Brown Brothers Harriman & Co. (the "Sub-Adviser") to act as portfolio manager of the Fund. As portfolio manager, the Sub-Adviser is responsible for the actual investment management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

 GNA Distributors, Inc. (the "Distributor") receives a monthly distribution fee from the Fund calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. A shareholder servicing fee is also imposed on both Class A and Class B of the Fund equal to specified costs incurred by the Distributor, but in no event to exceed .25% of the average daily net assets of the Fund. The shareholder servicing fee is in addition to the .75% distribution fee. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholder's shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Fund, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

 With respect to Class B shares, a contingent deferred sales charge ("withdrawal fee") of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Fund's Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributor's cost of funds for financing advances made under the Plan. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. The total amount of carryover expenses outstanding since inception of the Plan as of October 31, 1995, for which the Distributor intends to seek repayment is approximately $296,000.

 Total distribution fees and shareholder servicing fees for the fiscal year ended October 31, 1995 were $45,287 and $52,809 ($36,748 Class A, $16,061
Class B), respectively.

 The Trust pays each Trustee not affiliated with the Adviser: (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. These amounts are allocated among the funds principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Fund who is affiliated with the Adviser.

-------------------------------------------------------------------------------

22                                                Investors Trust Tax Free Fund
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Investors Trust Tax Free Fund

 We have audited the accompanying statement of assets and liabilities of Investors Trust Tax Free Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Trust Tax Free Fund as of October 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.


Boston, Massachusetts                  [SIGNATURE OF COOPERS & LYBRAND L.L.P.]
December 18, 1995

-------------------------------------------------------------------------------

Investors Trust Tax Free Fund                                                23
-------------------------------------------------------------------------------

TAX INFORMATION

Of the dividends paid by the Fund from net investment income for the fiscal year ended October 31, 1995, 99.7% constituted exempt interest dividends for regular federal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call toll free 1-800-656-6626 and press #2.

-------------------------------------------------------------------------------

                                INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

      For more information about the Investors Trust mutual funds and to obtain a prospecuts containing complete information including fees and expenses or a copy of the annual report for any of the funds shown here, call us at 1-800-656-6626.

                             ADJUSTABLE RATE FUND

Investing primarily in adjustable rate securities including, but not limited to, adjustable rate mortgage securities, this Fund seeks to produce a high level of current income consistent with limiting fluctuations in the net value of the Fund shares. Conservative investors seeking higher rates of return than those offered by money market funds should consider the Adjustable Rate Fund. Sub-Adviser: Standish, Ayer & Wood, Inc.

                                GOVERNMENT FUND

This Fund seeks to produce a high level of current income consistent with safety of principal. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The government guarantee applies only to the payment of principal and interest to the Fund and not to the value of the Fund's shares, which will fluctuate and could be more or less than the purchaser's cost.
Sub-Adviser: BlackRock Financial Management, Inc.

                                 TAX FREE FUND

This Fund invests primarily in tax-exempt debt obligations and seeks to produce a high level of income exempt from federal income tax as is consistent with preservation of capital. This Fund invests primarily in investment-grade debt obligations.
Sub-Adviser: Brown Brothers Harriman & Co.

                                  VALUE FUND

This equity income fund seeks to provide an above-average level of dividend income and long-term growth of capital by investing primarily in medium to large capitalization companies with established operating histories and potential for dividend growth.
Sub-Adviser: Duff & Phelps Investment Management Co.

                                  GROWTH FUND

This Fund invests primarily in medium capitalization companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index over the long term.
Sub-Adviser: Value Line, Inc.

*State and local taxes may apply. For certain investors, a portion of the income may be subject to the alternative minimum tax.

[LOGO]
GNA Distributors, Inc.

Two Union Square . P.O. Box 490
Seattle, Washington 98111-0490






                             INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

                                 TAX FREE FUND

                                 ANNUAL REPORT
                               -----------------
                               October 31, 1995

















                      The Investors Trust Family of Funds
                     is offered by GNA Distributors, Inc.

                                  VALUE FUND
[PHOTO APPEARS HERRE]
                               Chairman's Message

Dear Shareholder:

I am pleased to present this annual report of your Investors Trust Mutual Fund, which covers the twelve month period ending October 31, 1995. Included with this report is a discussion of the Fund's performance and an interview with the Fund's Sub-Adviser. As an introduction to that report, I offer you my perspective on the financial markets.

Financial Markets Perspective

What a difference a year makes! The dominant theme in the domestic financial markets over the last twelve months seems to have been an increasing acceptance of the so-called "Fed engineered soft landing." This refers to the idea that the Federal Reserve's management of short-term interest rates via monetary policy decisions has slowed the growth rate of the economy to a more sustainable, low-inflation level, without pushing the economy into a recession. Comparing growth rates on a year-over-year basis as of September 1995 and September 1994, the Gross Domestic Product (GDP) growth rate was 3.3% this year, down from 4.4% a year ago, and the Consumer Price Index (CPI) growth rate was 2.5% this year, down from 3.0% last year.

This slower economic growth with lower inflation resulted in lower intermediate and long-term interest rates, which helped produce above average stock and bond market returns for the last twelve months. During this period, the stock market, as measured by the S&P 500 Stock Index, had a total return of +26.41%, and the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +15.65%. As welcome as these market returns have been this year, particularly in comparison to last year's below average returns, please understand that they are well above average, and thus not sustainable on a long-term basis.


(Continued on next page)



                        Annual Report--October 31, 1995

Additional Information

If you are interested in additional information about the Investors Trust Mutual Funds, please contact your Investors Trust Representative, or call Investors Trust Services toll-free at 1-800-656-6626 and select option 2.


Thank you for investing with Investors Trust.


Sincerely,

[SIGNATURE OF PATRICK E. WELCH]

Patrick E. Welch
Chairman

-------------------------------------------------------------------------------

                                INVESTORS TRUST

                                  VALUE FUND

                                 Annual Report

                               October 31, 1995


TRUSTEES AND OFFICERS                    INVESTMENT ADVISER
 PATRICK E. WELCH                         GNA CAPITAL MANAGEMENT, INC.
 Trustee, Chairman of the Board,          Seattle, Washington
 President and CEO
 PIERCE T. LINDBERG                      INVESTMENT SUB-ADVISER
 Trustee                                  DUFF & PHELPS INVESTMENT MANAGEMENT,
 EDWARD R. MCMILLAN                      INC.
 Trustee                                  Chicago, Illinois
 DOUGLAS H. PEDERSEN
 Trustee                                 DISTRIBUTOR
 GEOFFREY S. STIFF                        GNA DISTRIBUTORS, INC.
 Senior Vice President and Treasurer      Seattle, Washington
 CHARLES A. KAMINSKI
 Senior Vice President                   COUNSEL
 VICTOR C. MOSES                          GOODWIN, PROCTER & HOAR
 Senior Vice President                    Boston, Massachusetts
 THOMAS W. CASEY
 Vice President and Controller           CUSTODIAN & TRANSFER AGENT
 EDWARD J. WILES, JR.                     STATE STREET BANK AND TRUST COMPANY
 Vice President and Secretary             Boston, Massachusetts
 KARRI J. HARRINGTON
 Assistant Secretary                     INDEPENDENT ACCOUNTANTS
                                          COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts



This report is prepared for the shareholders of the Investors Trust Value Fund. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.

                      (This page intentionally left blank)

Investors Trust Value Fund                                                    3
-------------------------------------------------------------------------------

                               FROM THE ADVISER
                               ----------------
                         GNA CAPITAL MANAGEMENT, INC.

 A special meeting of the shareholders was held on September 8, 1995, for the purpose of approving the adoption of a successor sub-advisory agreement between GNA Capital Management and Duff & Phelps Investment Management. The new agreement was necessary due to a proposed merger of Duff & Phelps Corporation, the parent of Duff & Phelps Investment Management, with PM Holdings, Inc., and Phoenix Securities Group, Inc. The shareholders present by proxy at the meeting, representing a majority of the outstanding shares of each class, approved the new sub-advisory agreement by voting as follows:
  . Class A Shares 336,814.644 (96.46%) in favor, none (0%) against, and
    12,371.046 (3.54%) abstaining;
  . Class B Shares 691,367.901 (90.16%) in favor, 17,690.213 (2.31%) against, and 57,773.780 (7.53%) abstaining.
MARKET AND FUND PERFORMANCE
 For the twelve month period ended October 31, 1995, stock prices, as measured by the S&P 500 Index, rose from 472.35 to 581.50, a gain of more than 23%. These stock price increases were augmented by dividend income, so that for the twelve month period, the unmanaged S&P 500 Index total return was +26.41%.
 In this environment, the Fund's NAV (net asset value) increased from $7.51/$7.50 to $8.95/$8.93 (for Class A/B shares, respectively), and the total return was +21.45%/+20.50%. In comparison, the Morningstar Equity-Income fund average total return which covers 113 funds was +17.92%.
 The enclosed interview with the Fund's Sub-Adviser contains more information about the Fund's performance and investment strategy.

                       [PERFORMANCE CHART APPEARS HERE]

Performance of a $10,000 investment since inception of the Investors Trust Value Fund (9/93)

--------------------------------------------------------------------------------
     MONTH        ITVA        ITVB      S&P500         MEI
     -----        ----        ----      ------         ---
  Aug 1993     $10,000     $10,000     $10,000     $10,000
  Sep 1993     $10,040     $10,067     $ 9,926     $10,006
  Oct 1993     $10,173     $10,187     $10,127     $10,108
  Nov 1993     $10,093     $10,107     $10,032     $ 9,943
  Dec 1993     $10,141     $10,147     $10,156     $10,102
  Jan 1994     $10,208     $10,200     $10,496     $10,374
  Feb 1994     $ 9,967     $ 9,960     $10,213     $10,119
  Mar 1994     $ 9,574     $ 9,556     $ 9,768     $ 9,723
  Apr 1994     $ 9,722     $ 9,690     $ 9,895     $ 9,826
  May 1994     $ 9,789     $ 9,757     $10,057     $ 9,915
  Jun 1994     $ 9,595     $ 9,561     $ 9,808     $ 9,763
  Jul 1994     $ 9,837     $ 9,789     $10,133     $10,012
  Aug 1994     $10,093     $10,044     $10,545     $10,329
  Sep 1994     $ 9,925     $ 9,873     $10,291     $10,145
  Oct 1994     $10,141     $10,075     $10,527     $10,206
  Nov 1994     $ 9,831     $ 9,766     $10,140     $ 9,836
  Dec 1994     $ 9,972     $ 9,902     $10,288     $ 9,921
  Jan 1995     $10,231     $10,145     $10,556     $10,115
  Feb 1995     $10,557     $10,469     $10,966     $10,436
  Mar 1995     $10,731     $10,626     $11,290     $10,667
  Apr 1995     $11,073     $10,964     $11,619     $10,899
  May 1995     $11,414     $11,289     $12,078     $11,237
  Jun 1995     $11,517     $11,383     $12,361     $11,359
  Jul 1995     $11,832     $11,695     $12,773     $11,638
  Aug 1995     $11,778     $11,641     $12,808     $11,752
  Sep 1995     $12,289     $12,140     $13,344     $12,141
  Oct 1995     $12,316     $12,140     $13,296     $12,018
--------------------------------------------------------------------------------
Investors Trust Value Fund -- A shares (ending value: $12,316)
Investors Trust Value Fund -- B shares (ending value: $12,140)
Standard & Poor's 500 Stock Index (ending value: $13,296)
Morningstar Equity Income Fund average (ending value: $12,018)

 Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 -------------------------------------------------------------------------------

4                                                    Investors Trust Value Fund
-------------------------------------------------------------------------------

                             FROM THE SUB-ADVISER
                             --------------------

                      DUFF & PHELPS INVESTMENT MANAGEMENT
                         PORTFOLIO MANAGER: CARL FAUST

WHAT HAPPENED IN THE MARKET OVER THE LAST 12 MONTHS (NOV94-OCT95)?

 The S&P 500 total return was +26.41% for the 12 months. The market experienced an explosive rally into record high territory over this period of time. Higher stock prices were primarily the result of two factors: falling interest rates and strong corporate profits. Interest rates have fallen dramatically as the bond market has rallied in response to a "soft landing" economic scenario (slowing economic growth with low inflation).

WHAT HAPPENED IN THE FUND OVER THE LAST 12 MONTHS (NOV94-OCT95)?

 For the 12 month period, the Fund's total return was 21.45%/20.50% (for the Class A/B shares, respectively). In general, lower quality stocks outpaced high quality stocks over the year, hurting the Value Fund's relative performance because of its high quality focus. This was the result of a fairly strong economy and a very robust corporate profit environment over this time. However, over the past couple of months there has been a noticeable shift toward higher quality issues due to expectations for slower earnings growth going forward.

WHAT IS YOUR CURRENT MARKET OUTLOOK?

 . Economic growth is expected to increase moderately in the second half of 1995 following particular weakness in the second quarter. We project economic growth of 3.2% in 1995, considerably slower than 1994 growth of 4.1%. For 1996, we anticipate a further deceleration in growth to 2%.

 . Inflation should remain at a moderate 3% level in 1995. We expect inflation will trend higher to 3.5% in 1996 due to moderate pressure of higher capacity utilization rates and labor constraints.

 . We anticipate corporate profit growth will decelerate to 16% in 1995 from a remarkably high 40% jump in 1994. 1996 profit growth is expected to be 8-10%.

 . We believe that increased concerns about deceleration in earnings growth caused the flight to higher quality stocks over the past couple of months. We anticipate that this trend will continue as earnings momentum continues to slow in 1996.

HOW IS THE FUND POSITIONED TO BENEFIT FROM YOUR CURRENT MARKET OUTLOOK?

 . The Value Fund, which has an expected earnings growth rate that exceeds the market, should benefit as earnings growth for the market decelerates. We feel that investors are likely to seek stocks with more stable and consistent earnings growth in this environment. With its focus on high quality issues, the Fund should benefit from earnings growth greater than the market.

 . We are modestly overweighted in the cyclical sector. Within this sector, we have increased the portfolio's position in stocks which we feel should benefit from lower short-term interest rates. Although earnings expectations for some of these stocks have been reduced due to slower anticipated economic growth, we feel that these stocks

-------------------------------------------------------------------------------

Investors Trust Value Fund                                                    5
-------------------------------------------------------------------------------

 currently represent good value. Historically, these stocks have begun to outperform the market, while expected earnings are still being revised downward as the market anticipates the beneficial impact of lower interest rates.

 .We remain underweighted in the defensive sector as we believe that valuation levels are generally full. Our portfolios are slightly overweighted in the interest-sensitive sector although this is solely due to our overweighting in financials which have been strong performers. Within the interest-sensitive sector, we are substantially underweighted in utilities due to concerns about fundamentals. We remain underweighted in the energy sector, and we recently decreased our petroleum exposure as we initiated a position in energy service.

 .Our most significant overweighting is the technology sector where fundamentals for most companies remain bright.

TECHNOLOGY STOCKS HAVE GOTTEN A LOT OF ATTENTION IN THE FINANCIAL PRESS RECENTLY. WHAT ARE YOUR THOUGHTS ON THIS SECTOR?

 We are overweighted in technology, where we have a very positive long-term outlook, but are somewhat cautious near-term. While many of the companies have excellent outlooks as the use of technology becomes more prominent in our society, many of these companies are selling at high valuations. We are trying to be very selective and own those stocks with good positive outlooks but which are not selling at excessive valuations. One example would be Compaq Computer Co., which we recently added to the Fund. Compaq is one of the lower selling technology stocks on a valuation basis, yet we believe they have an attractive outlook. We expect Compaq to benefit from a strong Christmas selling season as well as from the impact of the introduction of Windows 95.

THERE HAVE BEEN ARTICLES IN THE FINANCIAL PRESS RECENTLY SAYING THAT THE STOCK MARKET MAY BE OVERVALUED AND THEREFORE DUE FOR A CORRECTION. WHAT DO YOU THINK?

 .The stock market appears to be fairly priced relative to the competitive returns in the fixed income markets. During 1995, the equity markets have benefited from a nearly perfect environment: an expanding economy, low inflation, decreasing interest rates, and rising earnings. As we approach 1996, earnings growth appears to be slowing, which could place some pressure on selected segments of the market.

 .A dramatic increase in interest rates could be the catalyst for a correction, but given our current outlook for the economy and inflation, we do not expect interest rates to move in that manner. Therefore we do not anticipate a major correction in the market during the next 6 months.

-------------------------------------------------------------------------------

6                                                     Investors Trust Value Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES  VALUE ($)
                                                  -------- --------- -----------
COMMON STOCKS
BASIC INDUSTRIES                                     4.2
Chemicals
  duPont (EI) deNemours & Company................            3,100       193,363
  Nalco Chemical Company.........................            8,400       252,000
  PPG Industries, Incorporated...................            7,900       335,750
                                                                     -----------
                                                                         781,113
                                                                     -----------
CAPITAL GOODS                                        7.8
Construction & Mining Equipment--1.2%
  Caterpillar, Incorporated......................            3,900       218,888
                                                                     -----------
Electrical Equipment--4.3%
  General Electric Company.......................            8,700       550,275
  Premier Industrial Corporation.................           10,100       251,237
                                                                     -----------
                                                                         801,512
                                                                     -----------
Industrial Machinery--1.2%
  Illinois Tool Works, Incorporated..............            3,800       220,875
                                                                     -----------
Pollution Control--1.1%
  Pall Corporation...............................            8,000       195,000
                                                                     -----------
                                                                       1,436,275
                                                                     -----------
CONGLOMERATES                                        1.4
  Pitney Bowes, Incorporated.....................            6,100       266,113
                                                                     -----------
CONSUMER BASICS                                     15.0
Drugs & Health Care--9.3%
  Abbott Labs....................................           12,600       500,850
  American Home Products Corporation.............            5,500       487,438
  Pfizer, Incorporated...........................           10,300       590,962
  US Healthcare, Incorporated....................            3,900       150,150
                                                                     -----------
                                                                       1,729,400
                                                                     -----------
Food & Beverages--3.9%
  Coca-Cola Company..............................            2,400       172,500
  CPC International, Incorporated................            6,100       404,887
  Kellogg Company................................            1,900       137,275
                                                                     -----------
                                                                         714,662
                                                                     -----------
Household Products--1.8%
  Procter & Gamble Company.......................            4,100       332,100
                                                                     -----------
                                                                       2,776,162
                                                                     -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Value Fund                                                     7
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                 % OF NET  NUMBER     MARKET
                                                  ASSETS  OF SHARES  VALUE ($)
                                                 -------- --------- -----------
CONSUMER DURABLE GOODS                             4.8
Automobiles--2.1%
  Ford Motor Company............................           13,700       393,875
                                                                    -----------
Household Appliances & Home Furnishings--2.7%
  Masco Corporation.............................            9,700       272,813
  Whirlpool Corporation.........................            4,300       227,900
                                                                    -----------
                                                                        500,713
                                                                    -----------
                                                                        894,588
                                                                    -----------
CONSUMER NON-DURABLE GOODS                         7.1
Cosmetics & Toiletries--2.2%
  Gillette Company..............................            3,900       188,663
  International Flavors.........................            4,700       226,775
                                                                    -----------
                                                                        415,438
                                                                    -----------
Photography--1.2%
  Eastman Kodak Company.........................            3,400       212,925
                                                                    -----------
Retail Trade--3.7%
  May Department Stores Company.................            7,900       310,075
  Walgreen Company..............................           13,200       376,200
                                                                    -----------
                                                                        686,275
                                                                    -----------
                                                                      1,314,638
                                                                    -----------
CONSUMER SERVICES                                  2.0
Hotels & Restaurants--1.1%
  McDonald's Corporation........................            4,700       192,700
                                                                    -----------
Leisure Time--0.9%
  Disney (Walt) Company.........................            3,000       172,875
                                                                    -----------
                                                                        365,575
                                                                    -----------
ENERGY                                             8.3
Gas Exploration--0.9%
  Enron Corporation.............................            4,800       165,000
                                                                    -----------
International Oil--6.5%
  Exxon Corporation.............................            7,200       549,900
  Mobil Corporation.............................            5,100       513,825
  Royal Dutch Petroleum Company.................            1,200       147,450
                                                                    -----------
                                                                      1,211,175
                                                                    -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8                                                     Investors Trust Value Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES  VALUE ($)
                                                  -------- --------- -----------
ENERGY, CONTINUED
Petroleum Services--0.9%
  Halliburton Company............................            4,100       170,150
                                                                     -----------
                                                                       1,546,325
                                                                     -----------
FINANCE                                             15.8
Banks--7.8%
  First Chicago Corporation......................            6,400       434,400
  Morgan (J.P.) & Company, Incorporated..........            5,700       439,612
  National City Corporation......................           10,400       321,100
  NationsBank Corporation........................            3,900       256,425
                                                                     -----------
                                                                       1,451,537
                                                                     -----------
Financial Services--6.1%
  American Express Company.......................           12,700       515,937
  Federal National Mortgage Association..........            3,700       388,037
  MBNA Corporation...............................            6,100       224,938
                                                                     -----------
                                                                       1,128,912
                                                                     -----------
Insurance--1.9%
  Marsh & McLennan Companies, Incorporated.......            4,300       352,063
                                                                     -----------
                                                                       2,932,512
                                                                     -----------
GENERAL BUSINESS                                     3.7
Office Furnishings & Supplies--1.1%
  Alco Standard Corporation......................            2,300       203,550
                                                                     -----------
Publishing--2.6%
  Donnelley (R.R.) & Sons Company................           13,300       485,450
                                                                     -----------
                                                                         689,000
                                                                     -----------
TECHNOLOGY                                          15.9
Aerospace--2.5%
  Raytheon Company...............................           10,800       471,150
                                                                     -----------
Computers & Business Equipment--7.3%
  AMP, Incorporated..............................            9,100       357,175
  AT&T Corporation...............................            4,000       256,000
  Compaq Computer Corporation (a)................            9,000       501,750
  Hewlett Packard Company........................            2,500       231,562
                                                                     -----------
                                                                       1,346,487
                                                                     -----------
Electronics--0.8%
  Intel Corporation..............................            2,000       139,750
                                                                     -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Value Fund                                                     9
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                               % OF NET   NUMBER     MARKET
                                                ASSETS  OF SHARES   VALUE ($)
                                               -------- ---------- -----------
TECHNOLOGY, CONTINUED
Software--5.3%
  Automatic Data Processing, Incorporated.....             6,700       479,050
  General Motors Corporation [Class E]........             7,800       367,575
  Microsoft Corporation (a)...................             1,400       140,000
                                                                   -----------
                                                                       986,625
                                                                   -----------
                                                                     2,944,012
                                                                   -----------
TRANSPORTATION                                    1.7
Railroads & Equipment
  Union Pacific Corporation...................             4,800       313,800
                                                                   -----------
UTILITIES                                         8.1
Electric Utilities--1.8%
  Duke Power Company..........................             7,700       344,575
                                                                   -----------
Telephone--6.3%
  Ameritech Corporation.......................             9,100       491,400
  Bell Atlantic Corporation...................             5,200       330,850
  US West, Incorporated.......................             7,100       338,137
                                                                   -----------
                                                                     1,160,387
                                                                   -----------
                                                                     1,504,962
                                                -----              -----------
  Total Common Stocks
         (Cost $15,152,046)...................   95.8               17,765,075
                                                                   -----------
                                                        PRINCIPAL
                                                        AMOUNT ($)
                                                        ----------
SHORT TERM GOVERNMENT SECURITY                    1.1
  United States Treasury Bill, 5.12%, (b)
         November 16, 1995
         (Cost $199,573)......................           200,000       199,573
                                                                   -----------
MONEY MARKET MUTUAL FUNDS                         3.8
  The Seven Seas Series Money Market Fund
   [Class A]..................................           349,089       349,089
  The Seven Seas Series US Government Money
   Market Fund................................           349,148       349,148
                                                                   -----------
  Total Money Market Mutual Funds
         (Cost $698,237)......................                         698,237
                                                -----              -----------
SUMMARY
  Total investment portfolio
         (Cost $16,049,856) (Note 3)..........  100.7               18,662,885
  Other assets and liabilities, net...........   (0.7)                (130,052)
                                                -----              -----------
NET ASSETS....................................  100.0              $18,532,833
                                                =====              ===========

--------
NOTES:
(a) Non-income producing securities.
(b) Yield to maturity (unaudited).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS
Investments, at market value (identified cost, $16,049,856) (Notes
 2 and 3).......................................................... $18,662,885
Cash...............................................................          77
Receivables:
  Fund shares sold.................................................     100,085
  Dividends........................................................      40,181
  Investments sold.................................................     166,208
Deferred organization costs (Note 2)...............................      35,376
Prepaid expenses (Note 2)..........................................      13,807
                                                                    -----------
Total assets.......................................................  19,018,619
                                                                    -----------
LIABILITIES
Payables:
  Fund shares redeemed.............................................         752
  Investments purchased............................................     402,447
  Dividends........................................................          89
  Adviser (Note 4).................................................       8,460
  Accrued distribution fee (Note 4)................................      19,506
  Accrued management fee (Note 4)..................................      12,229
  Other accrued expenses...........................................      42,303
                                                                    -----------
Total liabilities..................................................     485,786
                                                                    -----------
NET ASSETS, AT MARKET VALUE........................................ $18,532,833
                                                                    ===========
NET ASSETS
Net assets consist of:
  Undistributed net investment income (Note 2)..................... $    19,703
  Accumulated net realized gain....................................     166,720
  Unrealized appreciation on investments (Notes 2 and 3)...........   2,613,029
  Shares of beneficial interest (Note 2)...........................  15,733,381
                                                                    -----------
NET ASSETS, AT MARKET VALUE........................................ $18,532,833
                                                                    ===========
CLASS A:
NET ASSET VALUE and redemption price per share ($4,082,887 divided
 by 456,247 outstanding shares of beneficial interest of no par           $8.95
 value)............................................................       =====
Maximum offering price per share (100/95.50 of $8.95)..............       $9.37
                                                                          =====
CLASS B:
NET ASSET VALUE and offering price per share ($14,449,946 divided
 by 1,617,449 outstanding shares of beneficial interest of no par         $8.93
 value)............................................................       =====

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Value Fund                                                    11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
Dividends.......................................................... $  416,089
Interest...........................................................     30,999
                                                                    ----------
Total income.......................................................    447,088
                                                                    ----------
EXPENSES:
  Management fee (Note 4)..........................................    117,557
  Distribution fees (Note 4).......................................    113,823
  Custodian fee....................................................     65,457
  Transfer agent fee...............................................     63,989
  Registration fees................................................     23,433
  Professional fees................................................     22,993
  Shareholder reports..............................................     13,004
  Amortization for organization costs (Note 2).....................     12,392
  Insurance........................................................        780
  Trustees' fees and expenses......................................        368
  Other............................................................      6,372
                                                                    ----------
Total expenses before reimbursement from Adviser...................    440,168
Reimbursement for expenses from Adviser (Note 4)...................   (157,786)
                                                                    ----------
Expenses, net......................................................    282,382
                                                                    ----------
Net investment income..............................................    164,706
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from investment transactions (Notes 2 and 3)...    259,945
  Net increase in unrealized appreciation of investments during the year............................................................  2,455,927
                                                                    ----------
Net gain on investments............................................  2,715,872
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $2,880,578
                                                                    ==========

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12                                                    Investors Trust Value Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE FISCAL YEARS
                                                          ENDED OCTOBER 31,
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income..............................  $   164,706  $   101,724
  Net realized gain (loss) from investment
   transactions......................................      259,945      (86,157)
  Net increase in unrealized appreciation of
   investments during the year.......................    2,455,927      110,548
                                                       -----------  -----------
Net increase in net assets resulting from operations.    2,880,578      126,115
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ($.15 and $.09 per share)................      (66,092)     (35,890)
    Class B ($.09 and $.05 per share)................     (128,160)     (26,979)
                                                       -----------  -----------
Increase in net assets from Fund share transactions..    4,609,102    8,395,920
                                                       -----------  -----------
INCREASE IN NET ASSETS...............................    7,295,428    8,459,166
Net assets at beginning of year......................   11,237,405    2,778,239
                                                       -----------  -----------
NET ASSETS AT END OF YEAR (including undistributed
 net investment income of $19,703 and $44,507,
 respectively).......................................  $18,532,833  $11,237,405
                                                       ===========  ===========

                                    FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                   -------------------------------------------
                                          1995                   1994
                                   --------------------  ---------------------
                                    SHARES     AMOUNT     SHARES      AMOUNT
                                   --------  ----------  ---------  ----------
FUND SHARE INFORMATION
Class A shares
  Sold............................   81,551  $  672,875    146,020  $1,080,912
  Issued in reinvestment of
   distributions..................    8,245      65,700      4,809      35,418
  Redeemed........................  (68,803)   (554,145)   (10,210)    (75,690)
                                   --------  ----------  ---------  ----------
  Net increase....................   20,993  $  184,430    140,619  $1,040,640
                                   ========  ==========  =========  ==========
Class B shares
  Sold............................  836,647  $6,719,785  1,060,561  $7,848,301
  Issued in reinvestment of
   distributions..................   15,288     122,526      3,553      26,120
  Redeemed........................ (297,365) (2,417,639)   (70,459)   (519,141)
                                   --------  ----------  ---------  ----------
  Net increase....................  554,570  $4,424,672    993,655  $7,355,280
                                   ========  ==========  =========  ==========

--------
At October 31, 1995, GNA Corporation, the parent company of GNA Capital Management Inc., the Fund's investment adviser (the "Adviser"), owned 275,226 Class A and a nominal amount of Class B shares of the Fund.

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Value Fund                                                   13
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                  FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                ----------------------------------------------
                                      CLASS A                 CLASS B
                                ----------------------  ----------------------
                                 1995    1994   1993+    1995    1994   1993+
                                ------  ------  ------  ------  ------  ------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $ 7.51  $ 7.63  $ 7.50  $ 7.50   $7.64  $ 7.50
                                ------  ------  ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (loss)
 (a)..........................     .14     .13     .01     .07     .08    (.01)
Net realized and unrealized
 gains (losses) on
 investments..................    1.45    (.16)    .12    1.45    (.17)    .15
                                ------  ------  ------  ------  ------  ------
Total from Investment
 Operations...................    1.59    (.03)    .13    1.52    (.09)    .14
                                ------  ------  ------  ------  ------  ------
LESS DISTRIBUTIONS FROM
Net investment income.........    (.14)   (.09)     --    (.07)   (.05)     --
Distributions in excess of net
 investment income............    (.01)     --      --    (.02)     --      --
                                ------  ------  ------  ------  ------  ------
Total Distributions...........    (.15)   (.09)     --    (.09)   (.05)     --
                                ------  ------  ------  ------  ------  ------
NET ASSET VALUE, END OF
 PERIOD.......................  $ 8.95  $ 7.51  $ 7.63  $ 8.93   $7.50  $ 7.64
                                ======  ======  ======  ======  ======  ======
TOTAL RETURN (%) **...........   21.45   (0.32)   1.73   20.50   (1.10)   1.87
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses, net, to average
  daily net assets (a)........    1.35    1.35    1.42*   2.10    2.10    2.04*
 Net investment income (loss)
  to average daily net assets.    1.71    1.92    0.73*    .94    1.09   (1.07)*
 Portfolio turnover...........   27.41   14.53    6.04*  27.41   14.53    6.04*
Net Assets, end of period
 (millions)...................  $  4.1  $  3.2  $  2.2  $ 14.4  $  8.0  $  0.5
(a) Reimbursement for expenses
from Adviser..................  $0.086  $0.165  $0.008  $0.083  $0.163  $0.002
 Operating expenses ratio
  excluding reimbursement for
  expenses (%)................    2.43    3.55    6.37*   3.18    4.02    6.38*

--------
 + For the period September 8, 1993 (commencement of operations) to October
   31, 1993.
 * Annualized
** A sales charge of 4.5% (maximum) was not reflected in total return calculations for Class A. A contingent deferred sales charge of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations for Class B. Periods less than one year are not annualized.

-------------------------------------------------------------------------------

14                                                   Investors Trust Value Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. Investors Trust (the "Trust") is organized as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios, four of which commenced operations as of September 8, 1993 and one, the Government Fund, which commenced operations as of April 22, 1987. These financial statements report on the Value Fund (the "Fund"). Financial statements for the other funds are presented separately.

 Under the Trust's Multiple Class Distribution System (the "Multiple Class Arrangement"), the Fund currently offers to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares). Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

 Securities Valuation. The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the mean between the last bid and asked price is used and in the absence of a market qoute, securities are valued using such methods as the Trustees believe would reflect fair market value. Short-term investments are valued at original cost plus accreted discount or accrued income which approximates market value.

 Securities Transactions and Related Investment Income. Sales and purchases are accounted for on trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

 Repurchase Agreements. The Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard and Poor's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. The Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Fund. In addition, not more than one-third of the current market value of the Funds total assets shall constitute secured loans by the Fund under repurchase agreements.

 Federal Income Taxes. As a Massachusetts Business Trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Funds shareholders without regard to the income and capital gains (or losses) of the other funds. It is the intent of the Fund to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment

-------------------------------------------------------------------------------

Investors Trust Value Fund                                                   15
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, the Fund paid no federal taxes and no federal income or excise tax provision was required.

 Distribution of Income and Gains. Distributions of net investment income are declared and paid quarterly. Distributions from net short-term realized gains are declared and paid quarterly. Long-term realized gains in excess of any available capital loss carryforward would be taxable to the Fund if not distributed and, therefore, will be declared and paid to its shareholders annually.

 Capital Accounts. The Fund reports the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund.

 Deferred Organization and Registration Costs. Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are being amortized over a 60 month period on a straight-line basis. Costs incurred for subsequent registration of shares will be amortized on a straight-line basis over the lesser of the duration of the registration period or 12 months.

 Expenses. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the funds principally based on their relative net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. PURCHASES AND SALES OF SECURITIES. During the fiscal year ended October 31, 1995 purchases and sales of equity securities, excluding short-term securities and repurchase agreements, totalled $8,628,579 and $3,748,996, respectively.

 The aggregate cost of the investment portfolio for federal income tax purposes was $16,049,856. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $2,613,029. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,770,450 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $157,421.

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under an Advisory agreement between the Fund and the Adviser, the Fund agrees to pay the Adviser a fee calculated based upon the Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million and .70% of average daily net assets in excess of $100 million. The Adviser had agreed to reimburse the Classes for expenses incurred by the Classes to the extent that such expenses exceed 1.35% (Class A) and 2.10% (Class B) of average daily net assets during the fiscal year ended October 31, 1995. The Advisory agreement also provides that if, in any fiscal year, the total of certain specified expenses of the Fund exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess.

-------------------------------------------------------------------------------

16                                                   Investors Trust Value Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

The Adviser is only required to reimburse the Fund for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Fund during such fiscal year. The total management fee for the fiscal year ended October 31, 1995 was $117,557. The expenses reimbursed for the fiscal year ended October 31, 1995 were $157,786 ($0.086 per share for Class A, $0.083 per share for Class B). The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

 The Adviser retained Duff & Phelps Investment Management, Inc. (the "Sub-Adviser") to act as portfolio manager of the Fund. As portfolio manager, the Sub-Adviser is responsible for the actual investment management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

 GNA Distributors, Inc. (the "Distributor") receives a monthly distribution fee from the Fund calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. A shareholder servicing fee is also imposed on both Class A and Class B of the Fund equal to specified costs incurred by the Distributor, but in no event to exceed .25% of the average daily net assets of the Fund. The shareholder servicing fee is in addition to the .75% distribution fee. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholders shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Fund, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

 With respect to Class B shares, a contingent deferred sales charge (withdrawal fee) of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Funds Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributors cost of funds for financing advances made under the Plan. The Trustees or a majority of the Funds shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plans termination or noncontinuance. The total amount of carryover expenses outstanding since inception of the Plan as of October 31, 1995, for which the Distributor intends to seek repayment is approximately $484,000.

 Total distribution fees and shareholder servicing fees for the fiscal year ended October 31, 1995 were $83,141 and $30,682 ($7,512 Class A, $23,170 Class
B), respectively.

 The Trust pays each Trustee not affiliated with the Adviser : (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. These amounts are allocated among the funds principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Fund who is affiliated with the Adviser.

-------------------------------------------------------------------------------

Investors Trust Value Fund                                                   17
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Investors Trust Value Fund

 We have audited the accompanying statement of assets and liabilities of Investors Trust Value Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Trust Value Fund as of October 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.




Boston, Massachusetts                 [SIGNATURE OF COOPERS & LYBRAND L.L.P.]
December 18, 1995

-------------------------------------------------------------------------------

                             INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

      For more information about the Investors Trust mutual funds and to obtain a prospecuts containing complete information including fees and expenses or a copy of the annual report for any of the funds shown here, call us at 1-800-656-6626.

                             ADJUSTABLE RATE FUND

Investing primarily in adjustable rate securities including, but not limited to, adjustable rate mortgage securities, this Fund seeks to produce a high level of current income consistent with limiting fluctuations in the net value of the Fund shares. Conservative investors seeking higher rates of return than those offered by money market funds should consider the Adjustable Rate Fund. Sub-Adviser: Standish, Ayer & Wood, Inc.

                                GOVERNMENT FUND

This Fund seeks to produce a high level of current income consistent with safety of principal. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The government guarantee applies only to the payment of principal and interest to the Fund and not to the value of the Fund's shares, which will fluctuate and could be more or less than the purchaser's cost.
Sub-Adviser: BlackRock Financial Management, Inc.

                                 TAX FREE FUND

This Fund invests primarily in tax-exempt debt obligations and seeks to produce a high level of income exempt from federal income tax as is consistent with preservation of capital. This Fund invests primarily in investment-grade debt obligations.
Sub-Adviser: Brown Brothers Harriman & Co.

                                  VALUE FUND

This equity income fund seeks to provide an above-average level of dividend income and long-term growth of capital by investing primarily in medium to large capitalization companies with established operating histories and potential for dividend growth.
Sub-Adviser: Duff & Phelps Investment Management Co.

                                  GROWTH FUND

This Fund invests primarily in medium capitalization companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index over the long term.
Sub-Adviser: Value Line, Inc.

*State and local taxes may apply. For certain investors, a portion of the income may be subject to the alternative minimum tax.

[LOGO]
GNA Distributors, Inc.

Two Union Square . P.O. Box 450
Seattle, Washington 98111-0490






                             INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

                                  VALUE FUND

                                 ANNUAL REPORT
                               -----------------
                               October 31, 1995

















                      The Investors Trust Family of Funds
                     is offered by GNA Distributors, Inc.

                                  GROWTH FUND

                               Chairman's Message

Dear Shareholder:

I am pleased to present this annual report of your Investors Trust Mutual Fund, which covers the twelve month period ending October 31, 1995. Included with this report is a discussion of the Fund's performance and an interview with the Fund's Sub-Adviser. As an introduction to that report, I offer you my perspective on the financial markets.

Financial Markets Perspective

What a difference a year makes! The dominant theme in the domestic financial markets over the last twelve months seems to have been an increasing acceptance of the so-called "Fed engineered soft landing." This refers to the idea that the Federal Reserve's management of short-term interest rates via monetary policy decisions has slowed the growth rate of the economy to a more sustainable, low-inflation level, without pushing the economy into a recession. Comparing growth rates on a year-over-year basis as of September 1995 and September 1994, the Gross Domestic Product (GDP) growth rate was 3.3% this year, down from 4.4% a year ago, and the Consumer Price Index (CPI) growth rate was 2.5% this year, down from 3.0% last year.

This slower economic growth with lower inflation resulted in lower intermediate and long-term interest rates, which helped produce above average stock and bond market returns for the last twelve months. During this period, the stock market, as measured by the S&P 500 Stock Index, had a total return of +26.41%, and the bond market, as measured by the Lehman Brothers Aggregate Bond Index, had a total return of +15.65%. As welcome as these market returns have been this year, particularly in comparison to last year's below average returns, please understand that they are well above average, and thus not sustainable on a long-term basis.


(Continued on next page)



                        Annual Report--October 31, 1995

Additional Information

If you are interested in additional information about the Investors Trust Mutual Funds, please contact your Investors Trust Representative, or call Investors Trust Services toll-free at 1-800-656-6626 and select option 2.


Thank you for investing with Investors Trust.


Sincerely,

[SIGNATURE OF PATRICK E. WELCH]

Patrick E. Welch
Chairman

-------------------------------------------------------------------------------

                                INVESTORS TRUST

                                  GROWTH FUND

                                 Annual Report

                               October 31, 1995


TRUSTEES AND OFFICERS                    INVESTMENT ADVISER
 PATRICK E. WELCH                         GNA CAPITAL MANAGEMENT, INC.
 Trustee, Chairman of the Board,          Seattle, Washington
 President and CEO
 PIERCE T. LINDBERG                      INVESTMENT SUB-ADVISER
 Trustee                                  VALUE LINE, INC.
 EDWARD R. MCMILLAN                       New York, New York
 Trustee
 DOUGLAS H. PEDERSEN                     DISTRIBUTOR
 Trustee                                  GNA DISTRIBUTORS, INC.
 GEOFFREY S. STIFF                        Seattle, Washington
 Senior Vice President and Treasurer
 CHARLES A. KAMINSKI                     COUNSEL
 Senior Vice President                    GOODWIN, PROCTER & HOAR
 VICTOR C. MOSES                          Boston, Massachusetts
 Senior Vice President
 THOMAS W. CASEY                         CUSTODIAN & TRANSFER AGENT
 Vice President and Controller            STATE STREET BANK AND TRUST COMPANY
 EDWARD J. WILES, JR.                     Boston, Massachusetts
 Vice President and Secretary
 KARRI J. HARRINGTON                     INDEPENDENT ACCOUNTANTS
 Assistant Secretary                      COOPERS & LYBRAND L.L.P.
                                          Boston, Massachusetts



This report is prepared for the shareholders of the Investors Trust Growth Fund. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.

                      (This page intentionally left blank)

Investors Trust Growth Fund                                                   3
-------------------------------------------------------------------------------

                               FROM THE ADVISER
                               ----------------

                         GNA CAPITAL MANAGEMENT, INC.

 For the twelve month period ended October 31, 1995, stock prices, as measured by the S&P 500 Index, rose from 472.35 to 581.50, a gain of more than 23%. These stock price increases were augmented by dividend income, so that for the twelve month period the unmanaged S&P 500 Index total return was +26.41%.

 In this environment, the Fund's NAV (net asset value) increased from $8.81/$8.74 to $11.39/$11.21 (for Class A/B shares, respectively), and the total return was +29.17%/+28.26%. In comparison, the Morningstar Growth fund average total return which covers 720 funds was +22.21%.

 The enclosed interview with the Fund's Sub-Adviser contains more information about the Fund's performance and investment strategy.

                        [PERFORMANCE LOGO APPEARS HERE]

Performance of a $10,000 investment since inception of the Investors Trust Growth Fund (9/93)
----------------------------------------------------------------------
   MONTH           ITGROA         ITGROB         S&P500             MG
----------------------------------------------------------------------
Aug 1993          $10,000        $10,000        $10,000        $10,000
Sep 1993          $10,400        $10,412        $ 9,926        $10,107
Oct 1993          $10,212        $10,212        $10,127        $10,236
Nov 1993          $10,047        $10,047        $10,032        $10,034
Dec 1993          $10,435        $10,424        $10,156        $10,333
Jan 1994          $10,788        $10,765        $10,496        $10,653
Feb 1994          $10,659        $10,624        $10,213        $10,489
Mar 1994          $ 9,847        $ 9,824        $ 9,768        $ 9,992
Apr 1994          $ 9,847        $ 9,800        $ 9,895        $10,036
May 1994          $ 9,812        $ 9,765        $10,057        $10,065
Jun 1994          $ 9,447        $ 9,400        $ 9,808        $ 9,722
Jul 1994          $ 9,657        $ 9,610        $10,133        $ 9,986
Aug 1994          $10,394        $10,323        $10,545        $10,463
Sep 1994          $10,251        $10,180        $10,291        $10,280
Oct 1994          $10,465        $10,382        $10,527        $10,433
Nov 1994          $10,180        $10,097        $10,140        $10,036
Dec 1994          $10,322        $10,228        $10,288        $10,041
Jan 1995          $10,394        $10,299        $10,556        $10,207
Feb 1995          $10,857        $10,739        $10,966        $10,594
Mar 1995          $11,106        $10,976        $11,290        $10,891
Apr 1995          $11,273        $11,143        $11,619        $11,106
May 1995          $11,581        $11,439        $12,078        $11,418
Jun 1995          $12,377        $12,212        $12,361        $11,909
Jul 1995          $13,244        $13,055        $12,773        $12,496
Aug 1995          $13,292        $13,103        $12,808        $12,597
Sep 1995          $13,743        $13,542        $13,344        $12,949
Oct 1995          $13,518        $13,316        $13,296        $12,740
----------------------------------------------------------------------
Investors Trust Growth Fund - A shares (ending value: $13,518)
Investors Trust Growth Fund - B shares (ending value: $13,316)
Standard & Poor's 500 Stock Index (ending value: $13,296)
Morningstar Growth Fund Average (ending value: $12,740)

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

4                                                   Investors Trust Growth Fund
-------------------------------------------------------------------------------

                             FROM THE SUB-ADVISER
                             --------------------

                               VALUE LINE, INC.
                    ALAN HOFFMAN, SENIOR PORTFOLIO MANAGER

WHAT HAPPENED IN THE MARKET OVER THE LAST 12 MONTHS (NOV94-OCT95)?

 In the year ended October 31, 1995, the broad stock-market averages performed quite well. The returns of the smaller-cap NASDAQ Composite and the Dow Jones Industrial were both up by 33.23% and 24.92% respectively. The Fund's benchmark, the Standard & Poor's 500 Index, rose 26.41%.

WHAT HAPPENED IN THE FUND OVER THE LAST 12 MONTHS (NOV94-OCT95)?

 The Fund outperformed its benchmark with fiscal total returns of 29.17% and 28.26% for the A/B shares, respectively. A good part of that superior return is attributable to its overweighting in technology stocks. In general, financial and health-care stocks also contributed to the fund's outperformance.

WHAT IS YOUR CURRENT MARKET OUTLOOK?

 Stocks have been fluctuating since the summer, with a slight upside bias. We expect this base-building to continue for awhile, perhaps into early 1996. Growth should resume thereafter, although probably not at the accelerated pace witnessed in the first half of 1995. We clearly do not project a protracted bear market in the foreseeable future.

HOW IS THE FUND POSITIONED TO BENEFIT FROM YOUR CURRENT MARKET OUTLOOK?

 The Fund currently holds slightly more cash than usual, both as a hedge against downside volatility during the current period of market hesitance and as a buying reserve to accumulate selected issues on dips. The Fund's overweighting of technology stocks remains intact, and we're looking a bit more closely at financial-services issues.

TECHNOLOGY STOCKS HAVE GOTTEN A LOT OF ATTENTION IN THE FINANCIAL PRESS RECENTLY. WHAT ARE YOUR THOUGHTS ON THIS SECTOR?

 There is no question that technology is a volatile sector, and investors should approach these stocks only in terms of a very long holding period. Over that long-term period, however, the contribution to corporate and personal productivity resulting from use of such technological tools as computers, telecommunications devices and integrated circuits should continue (and possibly accelerate) far into the future. Moving foward, this scenario makes these stocks an attractive holding for the Fund.

THERE HAVE BEEN ARTICLES IN THE FINANCIAL PRESS RECENTLY SAYING THAT THE STOCK MARKET MAY BE OVERVALUED AND THEREFORE DUE FOR A CORRECTION. WHAT ARE YOUR THOUGHTS ON THIS?

 In a sense, there's been a kind of rolling correction since summer, and some stocks are down 30% or more from their 52-week highs. While a 5%-10% correction in the broad stock market is perhaps possible, we believe that with the economy growing at a moderate pace, inflation well under control and interest rates stable and potentially declining, it's not likely.

-------------------------------------------------------------------------------

Investors Trust Growth Fund                                                    5
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES  VALUE ($)
                                                  -------- --------- -----------
COMMON STOCKS
BASIC INDUSTRIES                                    8.7
CHEMICALS--6.4%
  Airgas, Incorporated (a).......................             10,000     266,250
  Cabot Corporation..............................              4,000     190,000
  Great Lakes Chemical Corporation...............              2,600     174,525
  Millipore Corporation..........................              4,900     173,338
  Praxair, Incorporated..........................              9,000     243,000
  Union Carbide Corporation......................              6,400     242,400
                                                                     -----------
                                                                       1,289,513
                                                                     -----------
CONTAINERS & GLASS--1.2%
  Sealed Air Corporation (a).....................              9,600     253,200
                                                                     -----------
GOLD--0.3%
  Firstmiss Gold, Incorporated (a)...............              3,542      63,761
                                                                     -----------
STEEL--0.8%
  Timken Company.................................              4,000     161,000
                                                                     -----------
                                                                       1,767,474
                                                                     -----------
CAPITAL GOODS                                       3.0
AGRICULTURAL MACHINERY--0.5%
  Deere & Company................................              1,200     107,250
                                                                     -----------
INDUSTRIAL MACHINERY--2.5%
  Idex Corporation...............................              6,000     226,500
  Thermo Electron Corporation (a)................              6,000     276,000
                                                                     -----------
                                                                         502,500
                                                                     -----------
                                                                         609,750
                                                                     -----------
CONGLOMERATES                                       2.0
  Danaher Corporation............................              6,800     210,800
  Premark International, Incorporated............              4,200     194,250
                                                                     -----------
                                                                         405,050
                                                                     -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

6                                                    Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES  VALUE ($)
                                                  -------- --------- -----------
CONSUMER BASICS                                     18.3
DRUGS & HEALTH CARE--14.6%
  Amgen, Incorporated (a)........................              4,000     192,000
  HBO & Company..................................              2,600     183,950
  Healthcare Compare Corporation (a).............              6,500     240,500
  Invacare Corporation...........................              7,000     176,750
  Johnson & Johnson..............................              1,600     130,400
  Medtronic, Incorporated........................              8,000     462,000
  Merck & Company, Incorporated..................              3,000     172,500
  Mylan Labs, Incorporated.......................             12,000     228,000
  Omnicare, Incorporated.........................              5,100     184,875
  Pfizer, Incorporated...........................              5,600     321,300
  Schering Plough Corporation....................              6,000     321,750
  St. Jude Medical, Incorporated (a).............              3,300     175,725
  Stryker Corporation............................              4,000     180,500
                                                                     -----------
                                                                       2,970,250
                                                                     -----------
FOOD & BEVERAGES--2.9%
  Canandaigua Wine, Incorporated [Class A] (a)...              3,400     163,200
  Coca-Cola Company..............................              3,400     244,375
  Sysco Corporation..............................              6,000     182,250
                                                                     -----------
                                                                         589,825
                                                                     -----------
RETAIL GROCERY--0.8%
  Casey's General Stores, Incorporated...........              6,600     151,800
                                                                     -----------
                                                                       3,711,875
                                                                     -----------
CONSUMER DURABLE GOODS                               1.5
HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.7%
  Black & Decker Corporation.....................              4,400     149,050
                                                                     -----------
MOBILE HOMES--0.8%
  Clayton Homes, Incorporated....................              6,300     165,375
                                                                     -----------
                                                                         314,425
                                                                     -----------
CONSUMER NON-DURABLE GOODS                           4.7
COSMETICS & TOILETRIES--1.4%
  Gillette Company...............................              6,000     290,250
                                                                     -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Growth Fund                                                    7
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES  VALUE ($)
                                                  -------- --------- -----------
RETAIL TRADE--3.3%
  Dollar General Corporation.....................              9,070     222,216
  Kohl's Corporation (a).........................              2,800     127,050
  Office Depot, Incorporated (a).................              5,000     143,125
  Staples, Incorporated (a)......................              6,750     179,719
                                                                     -----------
                                                                         672,110
                                                                     -----------
                                                                         962,360
                                                                     -----------
CONSUMER SERVICES                                    0.7
LEISURE TIME
  Disney (Walt) Company..........................              2,300     132,538
                                                                     -----------
FINANCE                                             10.7
BANKS--4.3%
  Bank of Boston Corporation.....................              6,000     267,000
  Fifth Third Bancorp............................              3,000     201,750
  First Mississippi Corporation..................             10,000     205,000
  Star Banc Corporation..........................              3,400     188,275
                                                                     -----------
                                                                         862,025
                                                                     -----------
FINANCIAL SERVICES--4.9%
  American Express Company.......................              4,000     162,500
  Ceridian Corporation (a).......................              4,000     174,000
  CUC International, Incorporated (a)............              6,000     207,750
  First Data Corporation.........................              1,586     104,868
  FIserv, Incorporated (a).......................              7,400     190,550
  Green Tree Financial Corporation...............              6,000     159,750
                                                                     -----------
                                                                         999,418
                                                                     -----------
INSURANCE--1.5%
  AFLAC, Incorporated............................              3,700     150,775
  SunAmerica, Incorporated.......................              2,500     155,625
                                                                     -----------
                                                                         306,400
                                                                     -----------
                                                                       2,167,843
                                                                     -----------
GENERAL BUSINESS                                     6.3
BROADCASTING--1.5%
  Capital Cities ABC, Incorporated...............              2,500     296,562
                                                                     -----------

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

8                                                    Investors Trust Growth Fund
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                                  % OF NET  NUMBER     MARKET
                                                   ASSETS  OF SHARES  VALUE ($)
                                                  -------- --------- -----------
BUSINESS SERVICES--2.1%
  Olsten Corporation.............................              4,600     177,100
  Omnicom Group..................................              4,000     255,500
                                                                     -----------
                                                                         432,600
                                                                     -----------
COMMUNICATION SERVICES--1.0%
  Andrew Corporation (a).........................              4,500     190,125
                                                                     -----------
OFFICE FURNISHINGS & SUPPLIES--1.7%
  Alco Standard Corporation......................              2,200     194,700
  Danka Business Systems.........................              4,700     157,450
                                                                     -----------
                                                                         352,150
                                                                     -----------
                                                                       1,271,437
                                                                     -----------
TECHNOLOGY                                          30.0
AEROSPACE--1.6%
  Loral Corporation..............................              5,000     148,125
  McDonnell Douglas Corporation..................              2,200     179,850
                                                                     -----------
                                                                         327,975
                                                                     -----------
COMPUTERS & BUSINESS EQUIPMENT--8.1%
  3Com Corporation (a)...........................              6,000     282,000
  Applied Materials, Incorporated (a)............              6,000     300,750
  Cabletron Systems, Incorporated (a)............              2,000     157,250
  Cisco Systems, Incorporated (a)................              2,800     217,000
  Dell Computer Corporation (a)..................              6,000     279,750
  EMC Corporation Massachusetts (a)..............             13,500     209,250
  International Business Machines................              1,900     184,775
                                                                     -----------
                                                                       1,630,775
                                                                     -----------
ELECTRONICS--14.6%
  ADC Telecommunications, Incorporated (a).......              8,000     320,000
  Arrow Electronics, Incorporated (a)............              3,100     157,325
  Avnet, Incorporated............................              3,000     151,125
  DSC Communications Corporation (a).............              5,000     185,000
  Integrated Device Technology (a)...............              8,000     152,000
  Intel Corporation..............................              2,000     139,750
  Logicon, Incorporated..........................              9,100     208,162
  Micron Technology, Incorporated................              2,500     176,562
  Motorola, Incorporated.........................              3,000     196,875
  Novellus Systems, Incorporated (a).............              2,500     172,188
  Tellabs, Incorporated (a)......................              4,000     136,000

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Growth Fund                                                    9
--------------------------------------------------------------------------------

INVESTMENT PORTFOLIO
OCTOBER 31, 1995, CONTINUED

                                               % OF NET   NUMBER     MARKET
                                                ASSETS  OF SHARES   VALUE ($)
                                               -------- ---------- -----------

ELECTRONICS, CONTINUED
  Teradyne, Incorporated (a)..................              6,000      200,250
  Texas Instruments, Incorporated.............              2,900      197,925
  Unitrode Corporation (a)....................              6,100      163,938
  Vishay Intertechnology, Incorporated (a)....              6,194      218,338
  Watkins Johnson Company.....................              4,000      192,500
                                                                   -----------
                                                                     2,967,938
                                                                   -----------
SOFTWARE--5.7%
  America Online, Incorporated (a)............              2,500      200,000
  Computer Associates International,
   Incorporated...............................              4,500      247,500
  Microsoft Corporation (a)...................              2,500      250,000
  Oracle Systems Corporation (a)..............              6,000      261,750
  Parametric Technology Corporation (a).......              3,000      201,000
                                                                   -----------
                                                                     1,160,250
                                                                   -----------
                                                                     6,086,938
                                                -----              -----------
  Total Common Stocks
         (Cost $13,204,947)...................   85.9               17,429,690
                                                                   -----------
                                                        PRINCIPAL
                                                        AMOUNT ($)
                                                        ----------
SHORT TERM GOVERNMENT SECURITY                    7.4
  Federal National Mortgage Association
   Discount Note, 5.62%, (b) November 15, 1995
         (Cost $1,496,722)....................          1,500,000    1,496,722
                                                                   -----------
MONEY MARKET MUTUAL FUNDS                         8.0
  The Seven Seas Series Money Market Fund
   [Class A]..................................            807,994      807,994
  The Seven Seas Series US Government Money
   Market Fund................................            821,054      821,054
                                                                   -----------
  Total Money Market Mutual Funds
         (Cost $1,629,048)....................                       1,629,048
                                                -----              -----------
SUMMARY
  Total investment portfolio (Cost
   $16,330,717) (Note 3)......................  101.3               20,555,460
  Other assets and liabilities, net...........   (1.3)                (258,273)
                                                -----              -----------
NET ASSETS....................................  100.0              $20,297,187
                                                =====              ===========

--------
NOTES:
(a) Non-income producing securities.
(b) Yield to maturity (unaudited).

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

10                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS
Investments, at market value (identified cost, $16,330,717) (Notes
 2 and 3).........................................................  $20,555,460
Cash..............................................................      140,082
Receivables:
  Fund shares sold................................................      120,214
  Dividends.......................................................       17,825
  Investments sold................................................      327,447
  Adviser (Note 4)................................................        1,979
Deferred organization costs (Note 2)..............................       35,376
Prepaid expenses (Note 2).........................................       14,010
                                                                    -----------
Total assets......................................................   21,212,393
                                                                    -----------
LIABILITIES
Payables:
  Fund shares redeemed............................................          706
  Investments purchased...........................................      837,391
  Accrued distribution fee (Note 4)...............................       20,722
  Accrued management fee (Note 4).................................       13,092
  Other accrued expenses..........................................       43,295
                                                                    -----------
Total liabilities.................................................      915,206
                                                                    -----------
NET ASSETS, AT MARKET VALUE.......................................  $20,297,187
                                                                    ===========
NET ASSETS
Net assets consist of:
  Accumulated net realized loss (Note 2)..........................  $  (201,507)
  Unrealized appreciation on investments (Notes 2 and 3)..........    4,224,743
  Shares of beneficial interest (Note 2)..........................   16,273,951
                                                                    -----------
NET ASSETS, AT MARKET VALUE.......................................  $20,297,187
                                                                    ===========
CLASS A:
NET ASSET VALUE and redemption price per share ($5,985,888 divided
 by 525,778 outstanding shares of beneficial interest of no par          $11.38
 value)...........................................................       ======
Maximum offering price per share (100/95.50 of $11.38)............       $11.92
                                                                         ======
CLASS B:
NET ASSET VALUE and offering price per share ($14,311,299 divided
 by 1,276,847 outstanding shares of beneficial interest of no par        $11.21
 value)...........................................................       ======

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Growth Fund                                                   11
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
Dividends.......................................................... $  193,787
Interest...........................................................     12,938
                                                                    ----------
Total Income.......................................................    206,725
                                                                    ----------
EXPENSES:
  Management fee (Note 4)..........................................    114,802
  Distribution fees (Note 4).......................................    104,093
  Custodian fee....................................................     69,690
  Transfer agent fee...............................................     64,880
  Registration fees................................................     24,739
  Professional fees................................................     13,771
  Shareholder reports..............................................     12,854
  Amortization for organization costs (Note 2).....................     12,392
  Insurance........................................................        723
  Trustees' fees and expenses......................................        364
  Other............................................................      4,526
                                                                    ----------
Total expenses before reimbursement from Adviser...................    422,834
Reimbursement for expenses from Adviser (Note 4)...................   (157,159)
                                                                    ----------
Expenses, net......................................................    265,675
                                                                    ----------
Net investment loss................................................    (58,950)
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from investment transactions (Notes 2 and 3)...    342,457
  Net increase in unrealized appreciation of investments during the year............................................................  3,431,356
                                                                    ----------
Net gain on investments............................................  3,773,813
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $3,714,863
                                                                    ==========

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

12                                                   Investors Trust Growth Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE FISCAL YEARS
                                                          ENDED OCTOBER 31,
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss................................  $   (58,950) $   (30,508)
  Net realized gain (loss) from investment
   transactions......................................      342,457     (467,565)
  Net increase in unrealized appreciation of
   investments during the year.......................    3,431,356      721,496
                                                       -----------  -----------
Net increase in net assets resulting from operations.    3,714,863      223,423
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Distributions in excess of net realized gains
    Class A ($.08 per share).........................           --      (36,226)
    Class B ($.08 per share).........................           --      (40,950)
Increase in net assets from Fund share transactions..    6,543,064    6,040,708
                                                       -----------  -----------
INCREASE IN NET ASSETS...............................   10,257,927    6,186,955
Net assets at beginning of year......................   10,039,260    3,852,305
                                                       -----------  -----------
NET ASSETS AT END OF YEAR............................  $20,297,187  $10,039,260
                                                       ===========  ===========

                                    FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                    ------------------------------------------
                                           1995                  1994
                                    --------------------  --------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                    --------  ----------  --------  ----------
FUND SHARE INFORMATION
Class A shares
  Sold.............................   76,934  $  808,948   103,949  $  898,639
  Issued in reinvestment of
   distributions...................      --          --      4,406      36,086
  Redeemed.........................  (25,720)   (252,247)   (8,976)    (77,513)
                                    --------  ----------  --------  ----------
  Net increase.....................   51,214  $  556,701    99,379  $  857,212
                                    ========  ==========  ========  ==========
Class B shares
  Sold.............................  851,970  $8,349,943   733,137  $6,308,900
  Issued in reinvestment of
   distributions...................      --          --      4,743      38,653
  Redeemed......................... (245,024) (2,363,580) (136,001) (1,164,057)
                                    --------  ----------  --------  ----------
  Net increase.....................  606,946  $5,986,363   601,879  $5,183,496
                                    ========  ==========  ========  ==========

--------
At October 31, 1995, GNA Corporation, the parent company of GNA Capital Management Inc., the Fund's investment adviser (the "Adviser"), owned 356,355 Class A and a nominal amount of Class B shares of the Fund.

--------------------------------------------------------------------------------
    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

Investors Trust Growth Fund                                                  13
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights set forth below include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                  FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                ----------------------------------------------
                                      CLASS A                 CLASS B
                                ---------------------   ----------------------
                                 1995   1994   1993+     1995    1994   1993+
                                ------ ------  ------   ------  ------  ------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $ 8.81 $ 8.69  $ 8.50   $ 8.74  $ 8.70  $ 8.50
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (loss)
 (a)..........................     .01   (.01)    --      (.05)   (.04)    --
Net realized and unrealized
 gains on investments.........    2.56    .21     .19     2.52     .16     .20
                                ------ ------  ------   ------  ------  ------
Total from Investment
 Operations...................    2.57    .20     .19     2.47     .12     .20
                                ------ ------  ------   ------  ------  ------
LESS DISTRIBUTIONS FROM
Distributions in excess of net
 realized gains...............     --    (.08)    --       --     (.08)    --
                                ------ ------  ------   ------  ------  ------
NET ASSET VALUE, END OF
 PERIOD.......................  $11.38 $ 8.81  $ 8.69   $11.21  $ 8.74  $ 8.70
                                ====== ======  ======   ======  ======  ======
TOTAL RETURN (%) **...........   29.17   2.48    2.24    28.26    1.67    2.35
RATIOS/SUPPLEMENTAL DATA
Ratios (%):
 Expenses, net, to average
  daily net assets (a)........    1.35   1.34    1.39*    2.10    2.09    1.86*
 Net investment income (loss)
  to average daily net assets.    0.10  (0.11)  (0.30)*  (0.66)  (0.82)  (1.38)*
 Portfolio turnover...........   73.74 100.41   46.31*   73.74  100.41   46.31*
Net Assets, end of period
 (millions)...................    $6.0   $4.2    $3.3    $14.3    $5.8    $0.6
(a) Reimbursement for expenses
 from Adviser.................  $0.100 $0.182  $0.006   $0.082  $0.176  $0.001
 Operating expenses ratio
 excluding reimbursement for
 expenses (%).................    2.44   3.53    4.83*    3.19    4.06    5.04*

--------
 + For the period September 8, 1993 (commencement of operations) to October
   31, 1993.
 * Annualized
** A sales charge of 4.5% (maximum) was not reflected in total return calculations for Class A. A contingent deferred sales charge of 5% the first year, declining by 1% per year for five years, was not reflected in total return calculations for Class B. Periods less than one year are not annualized.

-------------------------------------------------------------------------------

14                                                  Investors Trust Growth Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. Investors Trust (the "Trust") is organized as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is a series of funds, currently comprised of five investment portfolios, four of which commenced operations as of September 8, 1993 and one, the Government Fund, which commenced operations as of April 22, 1987. These financial statements report on the Growth Fund (the "Fund"). Financial statements for the other funds are presented separately.

 Under the Trust's Multiple Class Distribution System (the "Multiple Class Arrangement"), the Fund currently offers to the general public two classes of shares of beneficial interest, no par value, which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B shares). Class B shares, including a pro rata portion of the shares received as distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

 Securities Valuation. The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, the mean between the last bid and asked price is used and in the absence of a market quote, securities are valued using such methods as the Trustees believe would reflect fair market value. Short-term investments are valued at original cost plus accreted discount or accrued interest which approximates market value.

 Securities Transactions and Related Investment Income. Sales and purchases are accounted for on trade date. Realized securities gains or losses are determined using the identified cost method for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued pro rata to maturity. Original issue discount is accreted for financial and tax accounting purposes.

 Repurchase Agreements. The Fund may enter into repurchase agreements in order to generate additional income. Each repurchase agreement entered into by the Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least 102% of the repurchase price, including accrued interest, except for repurchase agreements entered into with a broker/dealer or bank whose unsecured debt is rated AAA or whose commercial paper is rated A-1+ by Standard and Poor's, in which case the value of the collateral will always be at least 100% of the repurchase price, including accrued interest. The Fund will not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 10% of the net assets of the Fund. In addition, not more than one-third of the current market value of the Fund's total assets shall constitute secured "loans" by the Fund under repurchase agreements.

 Federal Income Taxes. As a Massachusetts Business Trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund's shareholders without regard to the income and capital gains (or losses) of the other funds. It is the intent of the Fund to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment

-------------------------------------------------------------------------------

Investors Trust Growth Fund                                                  15
-------------------------------------------------------------------------------

companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, the Fund paid no federal taxes and no federal income or excise tax provision was required. As of October 31, 1995, the Fund has a net tax basis capital loss carryforward of $201,507, which may be applied against any realized taxable gains until its expiration date of October 31, 2002.

 Distribution of Income and Gains. Distributions of net investment income are declared and paid annually. Distributions from net short-term realized gains are declared and paid annually. Long-term realized gains in excess of any available capital loss carryforward would be taxable to the Fund if not distributed and, therefore, will be declared and paid to its shareholders annually.

 Capital Accounts. The Fund reports the undistributed net investment income (accumulated net investment loss) and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of the Fund. As a result, the net investment loss for fiscal 1995 has been charged to shares of beneficial interest since such loss is not available as a net operating loss carryforward by the Fund.

 Deferred Organization and Registration Costs. Costs incurred by the Fund in connection with its organization and registration of shares have been deferred and are being amortized over a 60 month period on a straight-line basis. Costs incurred for subsequent registration of shares will be amortized on a straight-line basis over the lesser of the duration of the registration period or 12 months.

 Expenses. Expenses such as management fees, distribution fees, custodian fees, transfer agent fees, and registration fees are charged directly to the Fund, while indirect expenses, such as shareholder reports, professional fees, trustee fees and expenses, and insurance are allocated among the funds principally based on their relative net assets. Portfolio-level expenses are allocated to each class of shares based upon the relative percentage of current net assets of dividend-eligible shares. All expenses that are directly attributable to a specific class of shares, such as legal expenses and Trustees' fees incurred as a result of issues relating solely to one class and distribution fees, are allocated to that class.

3. PURCHASES AND SALES OF SECURITIES. During the fiscal year ended October 31, 1995 purchases and sales of equity securities, excluding short-term securities and repurchase agreements, totalled $14,253,158 and $9,408,317, respectively.

 The aggregate cost of the investment portfolio for federal income tax purposes was $16,330,717. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $4,224,743. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,429,951 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $205,208.

4. MANAGEMENT, DISTRIBUTION AND TRUSTEES' FEES. Under an Advisory agreement between the Fund and the Adviser, the Fund agrees to pay the Adviser a fee calculated based upon the Fund's average daily net assets, equal to an annual rate of .80% of the first $100 million and .70% of average daily net assets in excess of $100 million. The Adviser had agreed to reimburse the Classes for expenses incurred by the Classes to the extent that such expenses exceed 1.35% (Class A) and 2.10% (Class B) of average daily net assets during the fiscal year ended October 31,

-------------------------------------------------------------------------------

16                                                  Investors Trust Growth Fund
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

1995. The Advisory agreement also provides that if, in any fiscal year, the total of certain specified expenses of the Fund exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state in which it is then registered to sell shares, the Adviser will waive all or a portion of its management fee equal to such excess. The Adviser is only required to reimburse the Fund for any expenses which exceed state expense limitations up to the amount of management fees paid or payable by the Fund during such fiscal year. The total management fee for the fiscal year ended October 31, 1995 was $114,802. The expenses reimbursed for the fiscal year ended October 31, 1995 were $157,159 ($0.100 per share for Class A, $0.082 per share for Class B). The reimbursement for expenses by the Adviser is being offset by the payables to the Adviser monthly. Any amount due from the Adviser in excess of the amounts due to the Adviser is settled in cash within 15 days following month end.

 The Adviser retained Value Line, Inc. (the "Sub-Adviser") to act as portfolio manager of the Fund. As portfolio manager, the Sub-Adviser is responsible for the actual investment management of the Fund's assets (including the placement of brokerage orders), under the general supervision of the Adviser and the Board of Trustees.

 GNA Distributors, Inc. (the "Distributor") receives a monthly distribution fee from the Fund calculated at the annual rate of .75% of the average daily net assets of Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. A shareholder servicing fee is also imposed on both Class A and Class B of the Fund equal to specified costs incurred by the Distributor, but in no event to exceed .25% of the average daily net assets of the Fund. The shareholder servicing fee is in addition to the .75% distribution fee. The Distributor has agreed that the .75% of average daily net assets on Class B shares will only be assessed on any shareholder's shares for a limited period of time. Once Class B shares automatically convert to Class A shares of the Fund, after eight years, such shareholders will be subject only to the shareholder servicing fee of .25% maximum applicable to Class A shares under the 12b-1 Plan.

 With respect to Class B shares, a contingent deferred sales charge ("withdrawal fee") of 5% the first year, declining by 1% per year for five years, is imposed on any redemption which reduces the current value of the account to an amount which is lower than the dollar amount of all payments during the preceding five years. Withdrawal fees are paid to and retained by the Distributor. These fees permit the Distributor to recover its sales-related expenses (such as the 4% of the purchase price paid to dealers who sell Class B shares of the Fund, printing fees, and marketing and advertising expenses). In the event the Distributor is not fully reimbursed for such expenses incurred in any fiscal year of the Fund, the Distributor shall be entitled to carryforward such expenses to subsequent fiscal years for submission to the Fund for payment, subject always to the .75% of Class B net assets annual maximum expenditure allowed by the Fund's Plan. The cumulative reimbursable amount is increased by an interest factor which is intended to replicate the Distributor's cost of funds for financing advances made under the Plan. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. The total amount of carryover expenses outstanding since inception of the Plan as of October 31, 1995, for which the Distributor intends to seek repayment is approximately $449,000.

 Total distribution fees and shareholder servicing fees for the fiscal year ended October 31, 1995 were $71,718 and $32,375 ($10,686 Class A, $21,689
Class B), respectively.

 The Trust pays each Trustee not affiliated with the Adviser: (1) an annual fee of $4,000; and (2) a fee of $500 for each meeting of the Board of Trustees attended plus all reasonable expenses associated with attendance at such meetings. These amounts are allocated among the funds principally based on their relative net assets. No remuneration is paid by the Trust to any Trustee or officer of the Fund who is affiliated with the Adviser.

-------------------------------------------------------------------------------

Investors Trust Growth Fund                                                  17
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Investors Trust Growth Fund

 We have audited the accompanying statement of assets and liabilities of Investors Trust Growth Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Trust Growth Fund as of October 31, 1995, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the two fiscal years in the period then ended and for the period September 8, 1993 (commencement of operations) to October 31, 1993 in conformity with generally accepted accounting principles.


Boston, Massachusetts                 [SIGNATURE OF COOPERS & LYBRAND L.L.P.]
December 18, 1995

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                             INVESTORS TRUST /SM/

                                 MUTUAL FUNDS

      For more information about the Investors Trust mutual funds and to obtain a prospecuts containing complete information including fees and expenses or a copy of the annual report for any of the funds shown here, call us at 1-800-656-6626

                             ADJUSTABLE RATE FUND

Investing primarily in adjustable rate securities including, but not limited to, adjustable rate mortgage securities, this Fund seeks to produce a high level of current income consistent with limiting fluctuations in the net value of the Fund shares. Conservative investors seeking higher rates of return than those offered by money market funds should consider the Adjustable Rate Fund. Sub-Adviser: Standish, Ayer & Wood, Inc.

                                GOVERNMENT FUND

This Fund seeks to produce a high level of current income consistent with safety of principal. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The government guarantee applies only to the payment of principal and interest to the Fund and not to the value of the Fund's shares, which will fluctuate and could be more or less than the purchaser's cost.
Sub-Adviser: BlackRock Financial Management, Inc.

                                 TAX FREE FUND

This Fund invests primarily in tax-exempt debt obligations and seeks to produce a high level of income exempt from federal income tax as is consistent with preservation of capital. This Fund invests primarily in investment-grade debt obligations.
Sub-Adviser: Brown Brothers Harriman & Co.

                                  VALUE FUND

This equity income fund seeks to provide an above-average level of dividend income and long-term growth of capital by investing primarily in medium to large capitalization companies with established operating histories and potential for dividend growth.
Sub-Adviser: Duff & Phelps Investment Management Co.

                                  GROWTH FUND

This Fund invests primarily in medium capitalization companies whose earnings and/or assets are expected to grow at a rate above the average for the Standard & Poor's 500 Stock Index over the long term.
Sub-Adviser: Value Line, Inc.

*State and local taxes may apply. For certain investors, a portion of the income may be subject to the alternative minimum tax.

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GNA Distributors, Inc.

Two Union Square . P.O. Box 450
Seattle, Washington 98111-6490






                              INVESTORS TRUST/SM/

                                 MUTUAL FUNDS

                                  GROWTH FUND

                                 ANNUAL REPORT
                               -----------------
                               October 31, 1995

















                      The Investors Trust Family of Funds
                     is offered by GNA Distributors, Inc.